UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-5724

Oppenheimer Global Strategic Income Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Arthur S. Gabinet

OppenheimerFunds, Inc.

Two World Financial Center, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: September 30

Date of reporting period: 9/28/2012

Item 1. Reports to Stockholders.

9	30	2012

ANNUAL REPORT

Oppenheimer Global Strategic Income Fund

Table of Contents

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 9/28/12

	Class A Shares of the Fund		Barclays Capital U.S. Aggregate Bond Index	Citigroup World Government Bond Index
	Without Sales Charge	With Sales Charge
1-Year	12.61%	7.26%	5.16%	3.29%
5-Year	6.10	5.07	6.53	6.45
10-Year	8.27	7.74	5.32	6.71

The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 4.75% maximum applicable sales charge except where “without sales charge” is indicated. Returns do not consider capital gains or income taxes on an individual’s investment.

September 28, 2012 was the last business day of the Fund’s fiscal year. See Note 1 of the accompanying Notes to Financial Statements. Index returns are calculated through September 30, 2012.

Fund Performance Discussion

The Fund’s Class A shares (without sales charge) returned 12.61% during the period, outperforming the Barclays Capital U.S. Aggregate Bond Index and the Citigroup World Government Bond Index, which returned 5.16% and 3.29%, respectively. We are particularly pleased that the Fund achieved these results in a volatile market environment, in which investor sentiment shifted along with headlines about an erratic U.S. economic recovery, Europe’s debt crisis and China’s economic slowdown.

MARKET OVERVIEW

The reporting period began in the aftermath of a challenging time in global financial markets. Credit rating agency Standard & Poor’s downgrade of U.S. government debt securities, the intensification of Europe’s difficulties, and the dampening economic effects of inflation-fighting measures in China had triggered steep declines in riskier market segments, including emerging-markets bonds and U.S. high yield securities. In contrast, traditional safe havens, such as

U.S. Treasury securities and German bunds, gained substantial value. Fortunately, better macroeconomic news emerged in October 2011. A declining U.S. unemployment rate, the announcement of credible measures to prevent further deterioration in Europe’s banking system, and a moderation of inflation in China helped assuage investors’ fears, and global financial markets stabilized over the final months of 2011.

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

OPPENHEIMER GLOBAL STRATEGIC INCOME FUND	1

Improving macroeconomic conditions gained traction during the first quarter of 2012. The U.S. economy began to produce impressive numbers of new jobs, and the European Central Bank launched dual Long-Term Refinancing Operations to shore up the region’s banking system. Meanwhile, China appeared ready to relax some of its restrictive policies. However, these hopeful developments were dashed in the spring, when U.S. employment gains moderated and some European nations resisted austerity measures. Consequently, riskier parts of the global bond market gave back some of their previous gains.

In an attempt to stimulate growth, central banks in the United States and Europe announced new policy measures over the summer. The Federal Reserve embarked on a third round of quantitative easing (QE3), and the European Central Bank signaled its commitment to purchase massive amounts of debt from troubled members of the European Union. Australia, China and Brazil were also among the major central banks in easing mode during this time.

In this environment, U.S. high yield bonds continued to post attractive results as corporate earnings remained robust and default rates low. To a lesser extent, U.S. government securities also fared well when the Federal Reserve’s aggressively accommodative policies kept interest rates low. Meanwhile, residential mortgage-backed securities (RMBS) benefited from low prepayment rates, and commercial mortgage-backed securities (CMBS) responded well to robust demand from investors searching for competitively high levels of income.

In international markets, sovereign bonds from the emerging markets rebounded strongly as economic concerns eased in China, Brazil and elsewhere, and an improved economic outlook buoyed corporate bonds in markets such as Russia and China. With a few exceptions, currency investments generally produced flat returns for U.S. residents, masking heightened levels of short-term volatility.

FUND PERFORMANCE

The Fund’s exposure to emerging markets bonds and positive security selection contributed positively to performance this period. High yield bonds in Venezuela and Indonesia fared well, as did high-grade corporate-backed bonds in Russia. In developed markets, the Fund scored successes with sovereign bonds in Italy, the United Kingdom and Australia. Covered bonds in Europe also gained value, prompting us to lock in profits by eliminating the Fund’s position at richer valuations. However, currency investments generally produced mixed results as interest rates fell.

Among the Fund’s U.S. holdings, investments in high yield bonds produced positive returns for the Fund overall. Senior loans also produced positive results for the Fund, although they trailed their high yield counterparts. In high grade, the Fund’s exposure to mortgage backed obligations, including RMBS, CMBS and asset-backed securities (ABS), at the

2	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

expense of government debt, helped returns during the period. We believed that if there were another round of quantitative easing, the Fed might direct its buying efforts toward the mortgage market. This view proved to be correct. After the Fed announced it would buy $40 billion of mortgage-backed securities monthly until further notice, spreads compressed, valuations climbed and our positioning in mortgages made a strong contribution to performance.

The Fund’s interest-rate strategies detracted mildly from relative performance, as we maintained its average duration in a range we considered shorter than market averages. This position was designed to protect the Fund from the risk that interest rates might climb.

STRATEGY & OUTLOOK

As of the reporting period’s end, we have maintained a generally constructive investment posture. We have maintained the Fund’s emphasis on bonds where, in our judgment, relative values are attractive, including the emerging markets, U.S. government agency securities and senior bank loans. We remain comfortable with our positioning in senior loans and view the risk/reward tradeoff in the asset class as attractive at period end. We also like credit and maintain a sizeable high yield allocation. We previously hedged some of our high yield positions, and at period end are slowly reducing those hedges. Future macroeconomic conditions will help us determine whether to further reduce these hedges. We have kept the Fund’s average duration in a relatively short position as interest rates appear more likely to rise from current levels than to decline and maintain an underweight exposure to foreign currencies.

We are encouraged by evidence of improving fundamentals in domestic and international economies. In the United States, the unemployment rate has declined and the housing market has shown signs of improvement. Overseas, China appears to have engineered an economic “soft landing,” and Europe seems to have averted a collapse of the euro. While it will take time to resolve Europe’s structural problems, we believe policymakers appear to be on the right track.

Arthur P. Steinmetz Portfolio Manager

Krishna Memani Portfolio Manager

Joseph Welsh Portfolio Manager

Sara J. Zervos, Ph.D. Portfolio Manager

OPPENHEIMER GLOBAL STRATEGIC INCOME FUND	3

Top Holdings and Allocations*

CORPORATE BONDS & NOTES—TOP TEN INDUSTRIES
Oil, Gas & Consumable Fuels	5.0%
Commercial Banks	2.8
Media	1.9
Electric Utilities	1.5
Hotels, Restaurants & Leisure	1.4
Wireless Telecommunication Services	1.4
Diversified Telecommunication Services	1.1
Aerospace & Defense	0.8
Capital Markets	0.8
Machinery	0.7

Portfolio holdings and allocations are subject to change. Percentages are as of September 28, 2012, and are based on net assets.

PORTFOLIO ALLOCATION
Mortgage-Backed Obligations	28.9%
Corporate Bonds and Notes	25.1
Foreign Government Obligations	23.6
Domestic Fixed Income Funds	10.5
U.S. Government Obligations	3.0
Asset-Backed Securities	2.3
Structured Securities	2.3
Alternative Fund	1.6
Corporate Loans	1.3
Money Market Fund	0.7
Swaptions Purchased	0.3
Options Purchased	0.2
Common Stocks	0.1
Preferred Stocks	0.1
Wholly-Owned Subsidiary		*
Rights, Warrants and Certificates		*

*Represents a value of less than 0.05%.

Portfolio holdings and allocations are subject to change. Percentages are as of September 28, 2012, and are based on the total market value of investments. The Fund may invest without limit in below investment-grade securities, which carry a greater risk that the issue may default on principal or interest payments, and in foreign securities, which entail higher expenses and risks, such as currency fluctuation.

*September 28, 2012 was the last business day of the Fund’s fiscal year. See Note 1 of the accompanying Notes to Financial Statements.

4	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

Share Class Performance

AVERAGE ANNUAL RETURNS WITHOUT SALES CHARGE

	Inception Date	1-Year	5-Year	10-Year
CLASS A (OPSIX)	10/16/89	12.61%	6.10%	8.27%
CLASS B (OPSGX)	11/30/92	11.84%	5.20%	7.77%
CLASS C (OSICX)	5/26/95	12.05%	5.35%	7.46%
CLASS I (OSIIX)	1/27/12	N/A	N/A	7.23%*
CLASS N (OSINX)	3/1/01	12.42%	5.70%	7.81%
CLASS Y (OSIYX)	1/26/98	12.82%	6.39%	8.47%

AVERAGE ANNUAL RETURNS WITH SALES CHARGE
	Inception Date	1-Year	5-Year	10-Year
CLASS A (OPSIX)	10/16/89	7.26%	5.07%	7.74%
CLASS B (OPSGX)	11/30/92	6.84%	4.88%	7.77%
CLASS C (OSICX)	5/26/95	11.05%	5.35%	7.46%
CLASS I (OSIIX)	1/27/12	N/A	N/A	7.23%*
CLASS N (OSINX)	3/1/01	11.42%	5.70%	7.81%
CLASS Y (OSIYX)	1/26/98	12.82%	6.39%	8.47%
*Shows performance since inception.

STANDARDIZED YIELDS
For the 30 Days Ended 9/28/12
CLASS A		4.22%
CLASS B		3.51%
CLASS C		3.67%
CLASS I		4.80%
CLASS N		4.04%
CLASS Y		4.59%

The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge (unless

OPPENHEIMER GLOBAL STRATEGIC INCOME FUND	5

otherwise indicated): for Class A shares, the current maximum initial sales charge of

4.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C and N shares, the contingent deferred sales charge of 1% for the 1-year period. There is no sales charge for Class I and Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion.

Standardized yield is based on net investment income for the 30-day period ended 9/28/12 and the maximum offering price at the end of the period for Class A shares and the net asset value for Class B, Class C, Class I, Class N and Class Y shares. Each result is compounded semiannually and then annualized. Falling share prices will tend to artificially raise yields.

The Fund’s performance is compared to the performance of the Barclays Capital U.S. Aggregate Bond Index, an index of U.S. corporate and government bonds, and the Citigroup World Government Bond Index, an index of debt securities of major foreign government bond markets. The indices are unmanaged and cannot be purchased directly by investors. Index performance is shown for illustrative purposes only and does not predict or depict the performance of the Fund. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the securities comprising the indices.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

6	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended September 28, 2012.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads), or a $12.00 fee imposed annually on accounts valued at less than $500.00 (subject to exceptions described in the Statement of Additional Information). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

OPPENHEIMER GLOBAL STRATEGIC INCOME FUND	7

Fund Expenses   Continued

Actual	Beginning Account Value April 1, 2012	Ending Account Value September 28, 2012	Expenses Paid During 6 Months Ended September 28, 2012
Class A	$1,000.00	$1,051.80	$4.78
Class B	1,000.00	1,049.50	9.42
Class C	1,000.00	1,050.40	8.60
Class I	1,000.00	1,053.80	2.95
Class N	1,000.00	1,052.10	6.87
Class Y	1,000.00	1,055.30	3.87

Hypothetical (5% return before expenses)
Class A	1,000.00	1,020.08	4.72
Class B	1,000.00	1,015.58	9.29
Class C	1,000.00	1,016.37	8.48
Class I	1,000.00	1,021.86	2.91
Class N	1,000.00	1,018.05	6.78
Class Y	1,000.00	1,020.97	3.82

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 181/366 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended September 28, 2012 are as follows:

Class	Expense Ratios
Class A	0.94%
Class B	1.85
Class C	1.69
Class I	0.58
Class N	1.35
Class Y	0.76

The expense ratios reflect voluntary waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

8	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

STATEMENT OF INVESTMENTS    September 28, 2012*

	Shares	Value
Wholly-Owned Subsidiary—0.0%
Oppenheimer Global Strategic Income Fund (Cayman) Ltd.[1,2] (Cost $1,500,000)	15,000	$1,447,210

	Principal Amount
Asset-Backed Securities—2.7%
Ally Auto Receivables Trust, Automobile Receivables Nts.:
Series 2012-2, Cl. C, 2.26%, 7/16/18[3]	$3,100,000	3,147,969
Series 2012-A, Cl. D, 3.15%, 10/15/18[3]	7,604,000	7,849,967
Ally Master Owner Trust, Automobile Receivable Nts., Series 2012-3, Cl. D, 2.571%, 7/15/17[4]	4,300,000	4,303,440
AmeriCredit Automobile Receivables Trust 2012-1, Automobile Receivables- Backed Nts.: Series 2012-1, Cl. C, 2.67%, 1/8/18	475,000	487,154
Series 2012-1, Cl. D, 4.72%, 3/8/18	28,945,000	31,068,970
AmeriCredit Automobile Receivables Trust 2012-3, Automobile Receivables- Backed Nts., Series 2012-3, Cl. D, 3.03%, 7/9/18	9,375,000	9,519,689
AmeriCredit Automobile Receivables Trust 2012-4, Automobile Receivables-Backed Nts.:
Series 2012-4, Cl. C, 1.93%, 8/8/18	6,365,000	6,377,253
Series 2012-4, Cl. D, 2.68%, 10/9/18	4,260,000	4,268,396
Avis Budget Rental Car Funding AESOP LLC, Automobile Receivable Nts., Series 2010-3A, Cl. A, 4.64%, 5/20/16[3]	1,750,000	1,903,467
Bank of America Auto Trust 2012-1, Automobile Receivable Nts., Series 2012-1, Cl. D., 2.99%, 3/15/19	2,220,000	2,272,727
CarMax Auto Owner Trust 2012-2, Automobile Receivables Nts., Series 2012-2, Cl. D, 3.77%, 11/15/18	4,300,000	4,349,454
CPS Auto Trust, Automobile Receivable Nts., Series 2012-C, Cl. A, 2.26%, 12/16/19[3]	920,000	920,817
Credit Acceptance Auto Loan Trust, Automobile Receivable Nts.:
Series 2012-2A, Cl. A, 2.35%, 3/15/20[3]	710,000	710,391
Series 2012-2A, Cl. B, 5.45%, 9/15/20[3]	355,000	352,948
DLJ Ltd., Collateralized Bond Obligations, Series 1A, Cl. C2, 11.96%, 4/15/11[5,6]	15,000,000	150
DSC Floorplan Master Owner Trust, Automobile Receivable Nts., Series 2011-1, Cl. A, 3.91%, 3/15/16	1,945,000	1,993,598
DT Auto Owner Trust 2011-1A, Automobile Receivable Nts., Series 2011-1A, Cl. C, 3.05%, 8/15/15[3]	2,710,000	2,715,911
DT Auto Owner Trust 2012-2, Automobile Receivable Nts.:
Series 2012-2, Cl. C, 2.72%, 4/17/17[3]	2,475,000	2,481,791
Series 2012-2, Cl. D, 4.35%, 3/15/19[3]	5,860,000	5,883,812
Enterprise Fleet Financing LLC, Automobile Receivable Nts., Series 2012-2, Cl. A2, 0.72%, 11/20/17[3,4]	280,000	280,205
Exeter Automobile Receivables Trust, Automobile Receivable Nts.:
Series 2012-2A, Cl. A, 1.30%, 6/15/17[3]	1,135,000	1,135,231
Series 2012-2A, Cl. B, 2.22%, 12/15/17[3]	3,125,000	3,136,537
Series 2012-2A, Cl. C, 3.06%, 7/15/18[3]	3,715,000	3,731,316

OPPENHEIMER GLOBAL STRATEGIC INCOME FUND	9

STATEMENT OF INVESTMENTS    Continued

	Principal Amount	Value
Asset-Backed Securities Continued
Green Tree Financial Corp., Manufactured Housing Contract Sr. Sub. Pass-Through Certificates, Series 1997-5, Cl. M1, 6.95%, 5/15/29	$5,000,000	$4,789,690
Greenpoint Credit Manufactured Housing Contract Trust, Pass-Through Certificates, Series 2000-3, Cl. IM1, 9.01%, 6/1/31[7]	989,641	126,373
Ice 1 Em CLO Ltd./Ice 1 Em CLO Corp., Sr. Sec. Sub. Term Nts.:
Series 2007-1A, Cl. B, 2.419%, 8/15/22[4,6]	21,000,000	14,490,000
Series 2007-1A, Cl. C, 3.719%, 8/15/22[4,6]	17,780,000	11,734,800
Series 2007-1A, Cl. D, 5.719%, 8/15/22[4,6]	17,780,000	11,379,200
Madison Avenue CDO Ltd., Collateralized Debt Obligations, Series 2A, Cl. C1, 2.908%, 3/24/14[4,6,7]	4,426,820	443
Santander Drive Auto Receivables Trust 2011-S1A, Automobile Receivables Nts., Series 2011-S1A, Cl. D, 3.10%, 5/15/17[6]	554,597	556,788
Santander Drive Auto Receivables Trust 2012-2, Automobile Receivables Nts., Series 2012-2, Cl. D, 5%, 2/15/18	1,955,000	2,014,075
Santander Drive Auto Receivables Trust 2012-3, Automobile Receivables Nts.:
Series 2012-3, Cl. C, 3.01%, 4/16/18	20,920,000	21,229,124
Series 2012-3, Cl. D, 3.64%, 5/15/18	24,710,000	25,225,302
Santander Drive Auto Receivables Trust 2012-4, Automobile Receivables Nts., Series 2012-4, Cl. D, 4.18%, 6/15/18	12,490,000	12,714,633
Santander Drive Auto Receivables Trust 2012-5, Automobile Receivables Nts.:
Series 2012-5, Cl. C, 3.80%, 8/15/18	9,775,000	9,932,187
Series 2012-5, Cl. D, 3.63%, 9/17/18	9,380,000	9,650,838
SLM Student Loan Trust, Student Loan Receivables, Series 2005-B, Cl. B, 0.789%, 6/15/39[4]	6,586,000	4,297,612
SNAAC Auto Receivables Trust, Automobile Receivable Nts.:
Series 2012-1A, Cl. B, 3.11%, 6/15/17[3]	1,875,000	1,885,971
Series 2012-1A, Cl. C, 4.38%, 6/15/17[3]	1,955,000	1,969,463
United Auto Credit Securitization Trust 2012-1, Automobile Receivables Nts.:
Series 2012-1, Cl. A2, 1.10%, 3/16/15	705,000	705,000
Series 2012-1, Cl. B, 1.87%, 9/15/15	1,195,000	1,195,000
Series 2012-1, Cl. C, 2.52%, 3/15/16	9,500,000	9,500,000
Series 2012-1, Cl. D, 3.12%, 3/15/18	6,035,000	6,034,578
Westlake Automobile Receivables Trust 2012-1, Automobile Receivable Nts., Series 2012-1, Cl. D, 1.03%, 6/16/14[3,4]	705,000	705,084
World Financial Network Credit Card Master Note Trust, Credit Card Receivables, Series 2012-B, Cl. A, 1.76%, 5/17/21	840,000	846,255

Total Asset-Backed Securities (Cost $282,272,821)		249,873,609
Corporate Loans—1.5%
Affinion Group, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5%, 10/9/16[4]	4,064,596	3,744,509
Atlantic Broadband Finance LLC, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 9.75%, 10/4/19[4]	3,225,000	3,382,219
ATP Oil & Gas Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Debtor in Possession, Delayed Draw, 8.50%, 2/27/14[4,8]	1,394,511	1,384,052

10	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

	Principal Amount	Value
Corporate Loans Continued
ATP Oil & Gas Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Debtor in Possession, 8.50%, 2/17/14[4,8]	$2,050,489	$2,035,110
Autoparts Holdings Ltd., Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.50%, 7/29/17[4]	3,756,556	3,756,556
BJ’S Wholesale Club, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 9.75%, 3/29/19[4,8]	1,780,000	1,811,150
Brock Holdings III, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 10%, 3/16/18[4]	2,915,000	2,922,288
Chesapeake Energy Corp., Sr. Sec. Credit Facilities Term Loan, 8.50%, 12/2/17[4]	4,740,000	4,761,723
Clear Channel Communications, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.866%, 1/29/16[4]	15,255,852	12,509,799
Crestwood Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 9.75%, 3/26/18[4]	4,598,460	4,673,185
Entegra Holdings LLC, Sr. Sec. Credit Facilities 3rd Lien Term Loan, Tranche B, 3.743%, 10/19/15[4,8,9]	20,738,904	12,201,381
Hallertau SPC, Sr. Sec. Credit Facilities Term Loan, 7.94%, 9/17/13[5]	32,556,250	11,394,688
iStar Financial, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche A2, 7%, 3/19/17[4]	9,485,000	9,556,138
Lonestar Intermediate Super Holdings LLC, Sr. Sec. Credit Facilities Term Loan, 11%, 9/2/19[4]	5,735,000	6,129,281
Navistar, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7%, 8/17/17[4]	2,315,000	2,352,619
Nuveen Investments, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 8.25%, 2/28/19[4]	10,740,000	10,838,454
OneLink Communications/San Juan Cable LLC, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 10%, 6/9/18[4]	5,495,000	5,577,425
PQ Corp., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 6.716%, 7/30/15[4]	2,390,000	2,288,425
Revel Entertainment LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 9%, 2/17/17[4,8]	9,390,000	7,460,646
Springleaf Financial Funding Co., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.50%, 5/10/17[4]	5,170,000	5,071,770
SUPERVALU, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 8%, 8/1/18[4]	9,955,000	10,030,439
Texas Competitive Electric Holdings Co. LLC, Non-Extended Sr. Sec. Credit Facilities 1st Lien Term Loan: 3.728%, 10/10/14[4]	10,778,148	8,055,319
3.938%, 10/10/14[4]	1,731,852	1,294,343
Walter Investment Management Corp., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 12.50%, 12/30/16[4]	2,525,000	2,626,000

Total Corporate Loans (Cost $135,807,074)		135,857,519
Mortgage-Backed Obligations—34.4%
Government Agency—22.4%
FHLMC/FNMA/FHLB/Sponsored—22.0%
Federal Home Loan Mortgage Corp.:
3.50%, 10/1/42[8]	134,505,000	144,256,613

OPPENHEIMER GLOBAL STRATEGIC INCOME FUND	11

STATEMENT OF INVESTMENTS    Continued

	Principal Amount	Value
FHLMC/FNMA/FHLB/Sponsored Continued
Federal Home Loan Mortgage Corp.: Continued
5%, 12/15/34	$1,722,203	$1,884,774
5.50%, 9/1/39	4,487,736	4,946,306
6%, 1/15/19-7/15/24	3,700,128	4,088,754
6.50%, 4/15/18-6/15/35	2,755,117	3,100,697
7%, 8/15/21-3/1/35	2,647,032	3,144,052
7.50%, 1/1/32-2/15/32	3,376,328	4,122,022
8.50%, 8/15/31	189,160	238,545
10%, 5/15/20	106,957	124,895
10.50%, 6/14/20	62,877	76,340
11.50%, 11/14/16	10,285	10,520
12%, 7/15/15-6/15/17	38,423	41,617
Federal Home Loan Mortgage Corp., Gtd. Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Series 1360, Cl. PZ, 7.50%, 9/15/22	3,081,239	3,561,728
Series 151, Cl. F, 9%, 5/15/21	6,534	7,529
Series 1590, Cl. IA, 1.30%, 10/15/23[4]	2,555,650	2,617,596
Series 1674, Cl. Z, 6.75%, 2/15/24	134,031	152,861
Series 2006-11, Cl. PS, 23.773%, 3/25/36[4]	1,408,955	2,128,160
Series 2034, Cl. Z, 6.50%, 2/15/28	23,783	27,397
Series 2042, Cl. N, 6.50%, 3/15/28	30,621	35,231
Series 2043, Cl. ZP, 6.50%, 4/15/28	2,454,544	2,840,397
Series 2053, Cl. Z, 6.50%, 4/15/28	24,515	28,216
Series 2116, Cl. ZA, 6%, 1/15/29	1,493,036	1,691,977
Series 2122, Cl. F, 0.671%, 2/15/29[4]	65,070	65,733
Series 2279, Cl. PK, 6.50%, 1/15/31	39,572	43,220
Series 2326, Cl. ZP, 6.50%, 6/15/31	349,316	404,444
Series 2344, Cl. FP, 1.171%, 8/15/31[4]	923,301	946,222
Series 2368, Cl. PR, 6.50%, 10/15/31	53,132	61,544
Series 2368, Cl. TG, 6%, 10/15/16	259,012	274,826
Series 2401, Cl. FA, 0.871%, 7/15/29[4]	121,891	123,595
Series 2412, Cl. GF, 1.171%, 2/15/32[4]	1,620,816	1,661,030
Series 2427, Cl. ZM, 6.50%, 3/15/32	1,732,146	2,007,881
Series 2451, Cl. FD, 1.221%, 3/15/32[4]	634,410	650,769
Series 2453, Cl. BD, 6%, 5/15/17	64,036	68,755
Series 2461, Cl. PZ, 6.50%, 6/15/32	238,133	276,348
Series 2464, Cl. FI, 1.221%, 2/15/32[4]	602,976	616,032
Series 2470, Cl. AF, 1.221%, 3/15/32[4]	1,023,564	1,049,958
Series 2470, Cl. LF, 1.221%, 2/15/32[4]	616,675	630,029
Series 2471, Cl. FD, 1.221%, 3/15/32[4]	882,556	901,642
Series 2475, Cl. FB, 1.221%, 2/15/32[4]	844,575	862,864
Series 2500, Cl. FD, 0.721%, 3/15/32[4]	276,964	280,390
Series 2517, Cl. GF, 1.221%, 2/15/32[4]	509,880	520,920
Series 2526, Cl. FE, 0.621%, 6/15/29[4]	307,377	309,893
Series 2551, Cl. FD, 0.621%, 1/15/33[4]	204,671	206,499
Series 2551, Cl. LF, 0.721%, 1/15/33[4]	85,462	86,252
Series 2668, Cl. AZ, 4%, 9/1/18	467,868	493,556
Series 2676, Cl. KY, 5%, 9/15/23	1,834,626	2,014,970
Series 2936, Cl. PE, 5%, 2/1/35	2,807,000	3,175,222
Series 3025, Cl. SJ, 23.941%, 8/15/35[4]	1,421,307	2,166,839
Series 3465, Cl. HA, 4%, 7/1/17	269,433	277,509
Series 3617, Cl. DC, 4%, 7/1/27	1,087,355	1,116,450
Series 3676, Cl. DA, 4%, 4/1/22	551,806	555,698
Series 3822, Cl. JA, 5%, 6/1/40	2,953,909	3,092,019
Series 3848, Cl. WL, 4%, 4/1/40	2,553,513	2,727,259

12	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

	Principal Amount	Value
FHLMC/FNMA/FHLB/Sponsored Continued
Federal Home Loan Mortgage Corp., Gtd. Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates: Continued
Series 3917, Cl. BA, 4%, 6/1/38	$3,029,966	$3,223,505
Federal Home Loan Mortgage Corp., Interest-Only Stripped Mtg.-Backed Security:
Series 183, Cl. IO, 12.331%, 4/1/27[10]	399,070	90,157
Series 192, Cl. IO, 11.371%, 2/1/28[10]	168,751	35,248
Series 2035, Cl. PE, 1.176%, 3/15/28[10]	49,188	11,655
Series 2049, Cl. PL, 24.612%, 4/15/28[10]	299,146	70,306
Series 205, Cl. IO, 12.912%, 9/1/29[10]	1,029,229	251,188
Series 206, Cl. IO, 30.075%, 12/1/29[10]	331,385	82,658
Series 207, Cl. IO, 45.107%, 4/1/30[10]	357,988	94,009
Series 2074, Cl. S, 55.598%, 7/17/28[10]	255,476	55,673
Series 2079, Cl. S, 63.466%, 7/17/28[10]	433,771	94,001
Series 214, Cl. IO, 39.308%, 6/1/31[10]	305,435	65,782
Series 2177, Cl. SB, 99.999%, 8/15/29[10]	271,253	67,594
Series 243, Cl. 6, 0.544%, 12/15/32[10]	1,026,031	216,519
Series 2526, Cl. SE, 38.827%, 6/15/29[10]	555,430	123,112
Series 2795, Cl. SH, 19.877%, 3/15/24[10]	3,892,238	697,786
Series 2802, Cl. AS, 83.429%, 4/15/33[10]	632,497	33,960
Series 2819, Cl. S, 53.719%, 6/15/34[10]	5,911,849	1,290,200
Series 2920, Cl. S, 66.19%, 1/15/35[10]	3,415,908	674,680
Series 2922, Cl. SE, 10.691%, 2/15/35[10]	228,785	50,450
Series 3004, Cl. SB, 99.999%, 7/15/35[10]	5,946,959	1,114,200
Series 3201, Cl. SG, 5.82%, 8/15/36[10]	1,512,046	291,330
Series 3450, Cl. BI, 13.334%, 5/15/38[10]	1,728,538	308,410
Series 3606, Cl. SN, 9.161%, 12/15/39[10]	898,707	147,676
Series 3659, Cl. IE, 9.229%, 3/1/19[10]	3,543,443	323,033
Series 3662, Cl. SM, 26.186%, 10/15/32[10]	1,339,990	203,992
Series 3685, Cl. EI, 12.633%, 3/1/19[10]	3,100,382	239,586
Series 3736, Cl. SN, 7.59%, 10/15/40[10]	2,536,163	439,165
Federal Home Loan Mortgage Corp., Mtg.-Linked Global Debt Securities, 2.06%, 1/15/22	6,442,208	6,583,032
Federal National Mortgage Assn.:
2.50%, 10/1/27[8]	445,845,000	468,694,556
2.789%, 10/1/36[4]	10,033,495	10,768,411
3.50%, 11/1/42[8]	469,780,000	502,738,003
4%, 9/1/18-10/1/18	5,985,774	6,419,208
4.50%, 12/1/20	2,126,115	2,301,662
4.50%, 10/1/27-10/1/42[8]	62,707,000	67,853,323
5%, 2/25/18-12/25/21	13,721,757	14,968,353
5%, 10/1/42[8]	9,343,000	10,192,631
5.50%, 1/25/22-1/1/36	2,534,038	2,787,487
5.50%, 10/1/27-10/1/42[8]	14,051,000	15,385,519
6%, 6/25/17-10/1/40	117,756	127,076
6%, 10/1/42[8]	7,090,000	7,828,913
6.50%, 4/25/18-1/1/34	9,255,238	10,818,543
7%, 11/1/17-4/1/34	14,195,545	16,914,683
7.50%, 2/25/27-3/25/33	6,064,234	7,405,634
8.50%, 7/1/32	28,352	35,344
9.50%, 4/25/20-4/8/21	23,694	23,840
11%, 7/25/16-2/25/26	168,457	193,190
13%, 6/25/15	22,010	23,991
15%, 5/9/13	14	14

OPPENHEIMER GLOBAL STRATEGIC INCOME FUND	13

STATEMENT OF INVESTMENTS    Continued

	Principal Amount	Value
FHLMC/FNMA/FHLB/Sponsored Continued
Federal National Mortgage Assn. Grantor Trust, Interest-Only Stripped Mtg.-Backed Security:
Trust 2001-T10, Cl. IO, 40.606%, 12/25/41[10]	$76,868,887	$925,478
Trust 2001-T3, Cl. IO, 37.896%, 11/25/40[10]	9,813,775	201,425
Federal National Mortgage Assn., 15 yr.:
3%, 10/1/27[8]	463,835,000	491,810,048
3.50%, 10/1/27[8]	5,320,000	5,662,475
Federal National Mortgage Assn., 30 yr., 4%, 10/1/42[8]	39,765,000	42,853,003
Federal National Mortgage Assn., Gtd. Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Trust 1996-35, Cl. Z, 7%, 7/25/26	132,189	154,247
Trust 1997-45, Cl. CD, 8%, 7/18/27	1,015,923	1,212,436
Trust 1998-58, Cl. PC, 6.50%, 10/25/28	809,951	933,173
Trust 1999-14, Cl. MB, 6.50%, 4/25/29	39,503	45,181
Trust 1999-54, Cl. LH, 6.50%, 11/25/29	1,531,198	1,761,003
Trust 2001-19, Cl. Z, 6%, 5/1/31	790,495	897,473
Trust 2001-44, Cl. QC, 6%, 9/25/16	137,198	146,018
Trust 2001-51, Cl. OD, 6.50%, 10/25/31	231,506	268,830
Trust 2001-65, Cl. F, 0.817%, 11/25/31[4]	1,168,039	1,177,083
Trust 2001-69, Cl. PF, 1.217%, 12/25/31[4]	1,361,999	1,392,176
Trust 2001-80, Cl. ZB, 6%, 1/25/32	1,582,198	1,794,296
Trust 2002-12, Cl. PG, 6%, 3/25/17	797,576	860,639
Trust 2002-19, Cl. PE, 6%, 4/25/17	411,139	437,428
Trust 2002-21, Cl. PE, 6.50%, 4/25/32	1,534,643	1,715,580
Trust 2002-29, Cl. F, 1.217%, 4/25/32[4]	638,482	652,441
Trust 2002-60, Cl. FH, 1.217%, 8/25/32[4]	1,245,614	1,273,191
Trust 2002-64, Cl. FJ, 1.217%, 4/25/32[4]	196,242	200,533
Trust 2002-68, Cl. FH, 0.72%, 10/18/32[4]	411,362	416,028
Trust 2002-81, Cl. FM, 0.717%, 12/25/32[4]	776,073	784,706
Trust 2002-84, Cl. FB, 1.217%, 12/25/32[4]	128,906	131,726
Trust 2002-9, Cl. PC, 6%, 3/25/17	911,406	976,835
Trust 2003-11, Cl. FA, 1.217%, 9/25/32[4]	175,906	179,754
Trust 2003-112, Cl. AN, 4%, 11/1/18	886,961	936,267
Trust 2003-116, Cl. FA, 0.617%, 11/25/33[4]	346,666	350,004
Trust 2003-119, Cl. FK, 0.717%, 5/25/18[4]	5,190,039	5,226,244
Trust 2003-28, Cl. KG, 5.50%, 4/25/23	5,556,000	6,139,444
Trust 2004-101, Cl. BG, 5%, 1/25/20	3,091,042	3,300,336
Trust 2004-W9, Cl. 2A2, 7%, 2/25/44	1,044,658	1,210,300
Trust 2005-25, Cl. PS, 27.207%, 4/25/35[4]	613,433	1,050,790
Trust 2005-31, Cl. PB, 5.50%, 4/25/35	2,865,000	3,575,933
Trust 2005-69, Cl. LE, 5.50%, 11/1/33	1,585,915	1,632,675
Trust 2005-71, Cl. DB, 4.50%, 8/25/25	3,407,705	3,705,588
Trust 2006-46, Cl. SW, 23.405%, 6/25/36[4]	2,025,450	3,087,366
Trust 2007-42, Cl. A, 6%, 2/1/33	2,117,671	2,189,099
Trust 2008-14, Cl. BA, 4.25%, 3/1/23	461,900	490,585
Trust 2009-114, Cl. AC, 2.50%, 12/1/23	882,115	909,299
Trust 2009-36, Cl. FA, 1.157%, 6/25/37[4]	2,672,970	2,717,265
Trust 2011-122, Cl. EA, 3%, 11/1/29	2,772,538	2,838,149
Trust 2011-122, Cl. EC, 1.50%, 1/1/20	2,655,441	2,701,378
Trust 2011-15, Cl. DA, 4%, 3/1/41	2,379,344	2,562,903
Trust 2011-3, Cl. KA, 5%, 4/1/40	2,476,567	2,704,714
Trust 2011-6, Cl. BA, 2.75%, 6/1/20	2,155,224	2,236,101
Trust 2011-88, Cl. AB, 2.50%, 9/1/26	1,430,236	1,479,608

14	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

	Principal Amount	Value
FHLMC/FNMA/FHLB/Sponsored Continued
Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Trust 2001-61, Cl. SH, 32.109%, 11/18/31[10]	$1,325,807	$267,427
Trust 2001-63, Cl. SD, 18.884%, 12/18/31[10]	38,166	7,530
Trust 2001-68, Cl. SC, 10.992%, 11/25/31[10]	24,516	4,811
Trust 2001-78, Cl. JS, 0%, 8/25/41[10,11]	2,355,955	408,665
Trust 2001-81, Cl. S, 24.883%, 1/25/32[10]	351,083	69,175
Trust 2002-28, Cl. SA, 37.151%, 4/25/32[10]	283,154	57,918
Trust 2002-38, Cl. SO, 51.594%, 4/25/32[10]	292,341	64,203
Trust 2002-39, Cl. SD, 41.764%, 3/18/32[10]	454,838	91,006
Trust 2002-48, Cl. S, 32.509%, 7/25/32[10]	437,756	82,875
Trust 2002-52, Cl. SL, 33.781%, 9/25/32[10]	269,937	51,766
Trust 2002-53, Cl. SK, 40.361%, 4/25/32[10]	283,525	67,322
Trust 2002-56, Cl. SN, 34.435%, 7/25/32[10]	600,362	113,724
Trust 2002-65, Cl. SC, 67.764%, 6/25/26[10]	920,652	206,616
Trust 2002-77, Cl. IS, 46.489%, 12/18/32[10]	498,060	118,431
Trust 2002-77, Cl. SH, 38.392%, 12/18/32[10]	483,759	106,435
Trust 2002-89, Cl. S, 54.673%, 1/25/33[10]	2,948,459	660,682
Trust 2002-9, Cl. MS, 28.227%, 3/25/32[10]	498,866	104,739
Trust 2003-13, Cl. IO, 15.478%, 3/25/33[10]	2,223,238	496,838
Trust 2003-23, Cl. ES, 42.084%, 10/25/22[10]	3,949,719	225,830
Trust 2003-26, Cl. DI, 8.854%, 4/25/33[10]	1,277,527	264,899
Trust 2003-26, Cl. IK, 11.776%, 4/25/33[10]	223,883	46,423
Trust 2003-33, Cl. SP, 37.814%, 5/25/33[10]	1,608,883	263,915
Trust 2003-4, Cl. S, 31.917%, 2/25/33[10]	799,702	154,658
Trust 2003-46, Cl. IH, 0%, 6/1/23[10,11]	283,739	34,098
Trust 2004-56, Cl. SE, 16.88%, 10/25/33[10]	1,664,396	302,862
Trust 2005-12, Cl. SC, 14.141%, 3/25/35[10]	116,773	24,842
Trust 2005-14, Cl. SE, 42.774%, 3/25/35[10]	886,331	153,478
Trust 2005-40, Cl. SA, 59.448%, 5/25/35[10]	5,015,150	993,499
Trust 2005-40, Cl. SB, 68.758%, 5/25/35[10]	2,295,582	456,927
Trust 2005-5, Cl. SD, 12.53%, 1/25/35[10]	310,242	59,432
Trust 2005-71, Cl. SA, 63.838%, 8/25/25[10]	2,236,307	338,171
Trust 2006-51, Cl. SA, 13.892%, 6/25/36[10]	18,210,303	2,640,955
Trust 2006-90, Cl. SX, 99.999%, 9/25/36[10]	5,338,119	1,517,568
Trust 2007-75, Cl. BI, 2.546%, 8/25/37[10]	4,540,492	1,070,270
Trust 2007-77, Cl. SB, 0%, 12/25/31[10,11]	854,418	10,001
Trust 2007-88, Cl. XI, 41.37%, 6/25/37[10]	12,577,282	2,144,230
Trust 2008-46, Cl. EI, 14.622%, 6/25/38[10]	1,763,407	316,898
Trust 2008-55, Cl. SA, 21.288%, 7/25/38[10]	1,948,696	289,698
Trust 2009-8, Cl. BS, 21.865%, 2/25/24[10]	1,988,231	203,836
Trust 2010-95, Cl. DI, 10.012%, 11/1/20[10]	4,636,705	371,576
Trust 2011-84, Cl. IG, 3.482%, 8/1/13[10]	14,914,046	221,990
Trust 221, Cl. 2, 39.565%, 5/1/23[10]	437,745	94,804
Trust 247, Cl. 2, 27.371%, 10/1/23[10]	186,803	42,034
Trust 252, Cl. 2, 27.925%, 11/1/23[10]	51,097	11,268
Trust 254, Cl. 2, 13.857%, 1/1/24[10]	148,623	31,998
Trust 2682, Cl. TQ, 99.999%, 10/15/33[10]	2,074,883	468,319
Trust 2981, Cl. BS, 99.999%, 5/15/35[10]	3,728,262	732,616
Trust 301, Cl. 2, 0.075%, 4/1/29[10]	553,319	111,963
Trust 303, Cl. IO, 31.06%, 11/1/29[10]	404,179	95,688
Trust 313, Cl. 2, 25.362%, 6/1/31[10]	4,592,773	837,340
Trust 319, Cl. 2, 3.908%, 2/1/32[10]	1,512,101	299,290
Trust 321, Cl. 2, 4.076%, 4/1/32[10]	2,528,216	508,715
Trust 324, Cl. 2, 4.465%, 7/1/32[10]	1,093,891	220,571

OPPENHEIMER GLOBAL STRATEGIC INCOME FUND	15

STATEMENT OF INVESTMENTS    Continued

	Principal Amount	Value
FHLMC/FNMA/FHLB/Sponsored Continued
Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security: Continued
Trust 328, Cl. 2, 24.805%, 12/1/32[10]	$1,109,322	$205,932
Trust 331, Cl. 5, 0.663%, 2/1/33[10]	2,191,645	417,460
Trust 332, Cl. 2, 16.071%, 3/1/33[10]	5,175,578	869,798
Trust 334, Cl. 10, 2.502%, 2/1/33[10]	1,891,857	376,737
Trust 334, Cl. 12, 8.507%, 2/1/33[10]	2,750,752	488,982
Trust 339, Cl. 7, 42.933%, 7/1/33[10]	6,141,760	798,548
Trust 345, Cl. 9, 49.251%, 1/1/34[10]	1,843,257	219,584
Trust 351, Cl. 10, 2.435%, 4/1/34[10]	770,018	102,311
Trust 351, Cl. 8, 0.494%, 4/1/34[10]	1,287,122	177,915
Trust 356, Cl. 10, 18.714%, 6/1/35[10]	1,024,298	136,137
Trust 356, Cl. 12, 55.069%, 2/1/35[10]	497,580	63,344
Trust 362, Cl. 13, 6.481%, 8/1/35[10]	68,124	10,127
Vendee Mortgage Trust, Interest-Only Stripped Mtg.-Backed Security:
Series 1992-2, Cl. IO, 21.422%, 9/15/22[10]	7,547,572	124,981
Series 1995-2B, Cl. 2IO, 25.082%, 6/15/25[10]	567,627	13,218
Series 1995-3, Cl. 1IO, 13.531%, 9/15/25[10]	18,366,836	99,093
		2,001,706,129
GNMA/Guaranteed—0.2%
Government National Mortgage Assn.:
1.625%, 7/1/27[4]	5,120	5,302
5%, 11/1/34	503,391	528,974
7%, 1/29/28-2/8/30	1,002,304	1,205,526
8%, 1/29/28-9/29/28	475,870	527,760
11%, 11/8/19	5,338	5,793
12%, 12/9/13-9/1/15	9,036	10,066
12.50%, 12/29/13-11/29/15	118,189	124,220
13%, 10/30/15	251,449	269,097
13.50%, 6/30/15	254,102	272,768
Government National Mortgage Assn., Gtd. Real Estate Mtg. Investment Conduit Pass-Through Certificates:
Series 1999-32, Cl. ZB, 8%, 9/16/29	4,537,789	5,563,129
Series 2000-12, Cl. ZA, 8%, 2/16/30	2,299,284	2,786,435
Series 2000-7, Cl. Z, 8%, 1/16/30	2,000,560	2,424,568
Government National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Series 1998-19, Cl. SB, 66.40%, 7/16/28[10]	934,212	208,182
Series 1998-6, Cl. SA, 80.548%, 3/16/28[10]	566,548	126,740
Series 2007-17, Cl. AI, 22.033%, 4/16/37[10]	2,606,250	587,719
Series 2010-111, Cl. GI, 28.396%, 9/1/13[10]	35,294,623	543,770
Series 2011-52, Cl. HS, 9.436%, 4/16/41[10]	4,563,118	1,318,915
		16,508,964
Other Agency—0.2%
NCUA Guaranteed Notes Trust 2010-C1, Gtd. Nts.:
Series 2010-C1, Cl. A1, 1.60%, 10/29/20	1,778,980	1,810,112
Series 2010-C1, Cl. A2, 2.90%, 10/29/20	3,855,000	4,144,125
Series 2010-C1, Cl. APT, 2.65%, 10/29/20	4,241,891	4,487,788
NCUA Guaranteed Notes Trust 2010-R1, Gtd. Nts., Series 2010-R1, Cl. 1A, 0.678%, 10/7/20[4]	3,324,225	3,339,184

16	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

	Principal Amount	Value
Other Agency Continued
NCUA Guaranteed Notes Trust 2010-R3, Gtd. Nts.:
Series 2010-R3, Cl. 2A, 0.788%, 12/8/20[4]	$1,163,252	$1,171,977
Series 2010-R3, Cl. 3A, 2.40%, 12/8/20	2,667,909	2,731,939
		17,685,125
Non-Agency—12.0%
Commercial—7.2%
Banc of America Commercial Mortgage Trust 2006-1, Commercial Mtg. Pass-Through Certificates, Series 2006-1, Cl. AJ, 5.46%, 9/1/45	6,000,000	5,651,400
Banc of America Commercial Mortgage Trust 2006-3, Commercial Mtg. Pass-Through Certificates, Series 2006-3, Cl. AM, 6.053%, 7/10/44[4]	24,665,000	25,127,752
Banc of America Commercial Mortgage Trust 2006-5, Commercial Mtg. Pass-Through Certificates, Series 2006-5, Cl. AM, 5.448%, 9/1/47	15,065,000	15,376,175
Banc of America Commercial Mortgage Trust 2007-1, Commercial Mtg. Pass-Through Certificates, Series 2007-1, Cl. AMFX, 5.482%, 1/1/49	8,000,000	8,272,772
Banc of America Commercial Mortgage Trust 2007-5, Commercial Mtg. Pass-Through Certificates, Series 2007-5, Cl. AM, 5.772%, 2/1/51	27,490,000	30,253,968
Banc of America Commercial Mortgage, Inc., Commercial Mtg. Pass-Through Certificates:
Series 2007-3, Cl. AM, 5.893%, 6/1/49[4]	14,315,000	15,223,129
Series 2008-1, Cl. AM, 6.438%, 2/10/51[4]	8,165,000	9,092,479
BCAP LLC Trust, Mtg. Pass-Through Certificates:
Series 2012-RR6, Cl. 1A5, 2.243%, 11/1/36[6]	869,494	863,625
Series 2012-RR2, Cl. 6A3, 3.117%, 9/1/35[3,4]	3,266,507	3,314,521
Bear Stearns ARM Trust 2007-4, Mtg. Pass-Through Certificates, Series 2007-4, Cl. 22A1, 5.532%, 6/1/47[4]	17,359,014	14,529,009
Bear Stearns Commercial Mortgage Securities Trust 2006-PWR13, Commercial Mtg. Pass-Through Certificates, Series 2006-PWR13, Cl. AJ, 5.611%, 9/1/41	24,370,000	22,453,080
Bear Stearns Commercial Mortgage Securities Trust 2007-PWR17, Commercial Mtg. Pass-Through Certificates:
Series 2007-PWR17, Cl. AM, 5.915%, 6/1/50[4]	13,340,000	14,700,973
Series 2007-PWR17, Cl. AJ, 6.089%, 6/1/50[4]	27,600,000	21,911,419
Bear Stearns Commercial Mortgage Securities Trust 2007-PWR18, Commercial Mtg. Pass-Through Certificates, Series 2007-PWR18, Cl. AM, 6.084%, 6/13/50	7,657,000	8,373,488
Capital Lease Funding Securitization LP, Interest-Only Corporate-Backed Pass-Through Certificates, Series 1997-CTL1, 80.573%, 6/15/24[6,10]	844,779	41,290
CD 2007-CD5 Mortgage Trust, Commercial Mtg. Pass-Through Certificates, Series 2007-CD5, Cl. AM, 6.333%, 11/1/44[4]	9,071,000	10,252,974
CHL Mortgage Pass-Through Trust 2005-17, Mtg. Pass-Through Certificates, Series 2005-17, Cl. 1A8, 5.50%, 9/1/35	7,126,646	7,288,307
CHL Mortgage Pass-Through Trust 2005-HYB8, Mtg. Pass-Through Certificates, Series 2005-HYB8, Cl. 4A1, 5.806%, 12/20/35[4]	395,555	295,135
CHL Mortgage Pass-Through Trust 2007-J3, Mtg. Pass-Through Certificates, Series 2007-J3, Cl. A9, 6%, 7/1/37	27,514,016	21,620,417
Citigroup Commercial Mortgage Trust 2008-C7, Commercial Mtg. Pass-Through Certificates, Series 2008-C7, Cl. AM, 6.263%, 12/1/49[4]	21,955,000	24,116,327

OPPENHEIMER GLOBAL STRATEGIC INCOME FUND	17

STATEMENT OF INVESTMENTS    Continued

	Principal Amount	Value
Commercial Continued
Citigroup Mortgage Loan Trust, Inc. 2012-8, Mtg. Pass-Through Certificates, Series 2012-8, Cl. 1A1, 2.647%, 10/1/35[4,6]	$4,005,000	$3,994,988
Credit Suisse Commercial Mortgage Trust, Commercial Mtg. Pass-Through Certificates, Series 2007-C3, Cl. A4, 5.866%, 6/1/39[4]	4,210,000	4,775,552
CSMC Mortgage-Backed Trust 2006-C1, Mtg. Pass-Through Certificates, Series 2006-C1, Cl. AJ, 5.588%, 2/1/39[4]	9,225,000	9,534,485
DBUBS Mortgage Trust, Commercial Mtg. Pass-Through Certificates, Series 2011-LC1, Cl. E, 5.728%, 11/1/46[3,4]	9,405,000	9,388,283
Deutsche Alt-B Securities, Inc., Mtg. Pass-Through Certificates, Series 2006-AB4, Cl. A1A, 6.005%, 10/25/36	1,901,357	1,289,537
Deutsche Mortgage & Asset Receiving, Commercial Mtg. Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security, Series 2010-C1, Cl. XPA, 4.90%, 9/1/20[3,10]	20,309,194	1,274,311
DLJ Mortgage Acceptance Corp., Commercial Mtg. Obligations, Series 1997-CF2, Cl. B30C, 6.99%, 10/15/30[4,6]	26,541,464	5,308,293
FDIC Trust, Commercial Mtg. Pass-Through Certificates, Series 2012-C1, Cl. A, 0.841%, 5/1/35[6]	5,069,680	5,086,055
First Horizon Alternative Mortgage Securities Trust 2007-FA2, Mtg. Pass-Through Certificates, Series 2007-FA2, Cl. 1A1, 5.50%, 4/25/37	3,941,486	2,700,296
GMAC Commercial Mortgage Securities, Inc., Commercial Mtg. Pass-Through Certificates, Series 1998-C1, Cl. F, 7.109%, 5/15/30[4]	1,845,549	1,869,874
Greenwich Capital Commercial Funding Corp./Commercial Mortgage Trust 2006-GG7, Commercial Mtg. Pass-Through Certificates, Series 2006-GG7, Cl. AJ, 6.065%, 7/10/38[4]	14,200,000	12,657,987
Greenwich Capital Commercial Funding Corp./Commercial Mortgage Trust 2007-GG11, Commercial Mtg. Pass-Through Certificates:
Series 2007-GG11, Cl. A4, 5.736%, 12/1/49	3,720,000	4,365,827
Series 2007-GG11, Cl. AM, 5.867%, 12/1/49	24,450,000	25,804,481
Greenwich Capital Commercial Funding Corp./Commercial Mortgage Trust 2007-GG9, Commercial Mtg. Pass-Through Certificates, Series 2007-GG9, Cl. AM, 5.475%, 3/1/39	8,365,000	8,686,772
GS Mortgage Securities Corp. II, Commercial Mtg. Obligations, Series 2011-GC3, Cl. D, 5.728%, 3/1/44[3,4]	11,396,000	10,521,237
GSR Mortgage Loan Trust 2005-AR4, Mtg. Pass-Through Certificates, Series 2005-AR4, Cl. 6A1, 5.25%, 7/1/35	1,528,263	1,510,115
IndyMac Index Mortgage Loan Trust 2005-AR23, Mtg. Pass-Through Certificates, Series 2005-AR23, Cl. 6A1, 4.96%, 11/1/35[4]	5,561,483	4,628,922
JPMorgan Chase Commercial Mortgage Securities Corp., Commercial Mtg. Pass-Through Certificates:
Series 2007-CB18, Cl. AM, 5.466%, 6/1/47	20,139,000	21,806,721
Series 2007-CB15, Cl. AJ, 5.502%, 6/1/47	30,690,000	23,687,002
Series 2006-CIBC15, Cl. AM, 5.855%, 6/1/43	12,893,000	13,179,051
JPMorgan Chase Commercial Mortgage Securities Trust 2006-CIBC16, Commercial Mtg. Pass-Through Certificates, Series 2006-CIBC16, Cl. AJ, 5.623%, 5/1/45	8,030,000	6,968,823
JPMorgan Chase Commercial Mortgage Securities Trust 2007-CB19, Commercial Mtg. Pass-Through Certificates, Series 2007-CB19, Cl. AM, 5.918%, 2/1/49[4]	25,504,000	26,597,089

18	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

	Principal Amount	Value
Commercial Continued
JPMorgan Chase Commercial Mortgage Securities Trust 2007-LD11, Commercial Mtg. Pass-Through Certificates, Series 2007-LD11, Cl. A4, 6.003%, 6/1/49[4]	$3,800,000	$4,422,155
JPMorgan Chase Commercial Mortgage Securities Trust 2007-LDP11, Commercial Mtg. Pass-Through Certificates, Series 2007-LDP11, Cl. ASB, 6.003%, 6/1/49[4]	1,922,287	2,105,558
JPMorgan Mortgage Trust 2006-A7, Mtg. Pass-Through Certificates, Series 2006-A7, Cl. 2A2, 2.802%, 1/1/37[4]	884,740	713,148
JPMorgan, Re-securitized Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Series 2009-5, Cl. 1A2, 2.614%, 7/1/36[3,4]	20,165,626	13,941,576
LB-UBS Commercial Mortgage Trust 2006-C3, Commercial Mtg. Pass-Through Certificates, Series 2006-C3, Cl. AJ, 5.72%, 3/11/39	3,675,000	3,427,790
LB-UBS Commercial Mortgage Trust 2007-C6, Commercial Mtg. Pass-Through Certificates, Series 2007-C6, Cl. AM, 6.114%, 7/11/40	14,600,000	15,511,259
LB-UBS Commercial Mortgage Trust 2008-C1, Commercial Mtg. Pass-Through Certificates, Series 2008-C1, Cl. AM, 6.325%, 4/11/41[4]	6,930,000	7,829,171
Lehman Structured Securities Corp., Commercial Mtg. Pass-Through Certificates, Series 2002-GE1, Cl. A, 2.514%, 7/1/24[3]	187,327	168,097
Lehman Structured Securities Corp., Mtg.-Backed Security, 6%, 5/1/29	1,183,687	227,200
Merrill Lynch Mortgage Trust 2006-C1, Commercial Mtg. Pass-Through Certificates, Series 2006-C1, Cl. AJ, 5.847%, 5/1/39[4]	11,155,000	10,317,745
ML-CFC Commercial Mortgage Trust 2006-3, Commercial Mtg. Pass-Through Certificates:
Series 2006-3, Cl. AM, 5.456%, 7/12/46	3,602,000	3,944,321
Series 2006-3, Cl. AJ, 5.485%, 7/1/46	21,180,000	18,594,303
Morgan Stanley Capital I Trust 2007-IQ15, Commercial Mtg. Pass-Through Certificates, Series 2007-IQ15, Cl. AM, 6.076%, 6/1/49[4]	22,125,000	23,393,150
Morgan Stanley Capital I Trust 2007-IQ16, Commercial Mtg. Pass-Through Certificates, Series 2007-IQ16, Cl. AM, 6.308%, 12/1/49[4]	7,833,000	8,751,227
RALI Series 2005-QA4 Trust, Mtg. Asset-Backed Pass-Through Certificates, Series 2005-QA4, Cl. A32, 3.479%, 4/25/35[4]	295,968	59,818
Residential Asset Securitization Trust 2006-A12, Mtg. Pass-Through Certificates, Series 2006-A12, Cl. 1A, 6.25%, 11/1/36	1,723,205	1,253,534
Sequoia Mortgage Trust, Mtg. Pass-Through Certificates, Series 2012-2, Cl. A2, 3.50%, 3/1/42	1,816,818	1,935,443
STARM Mortgage Loan Trust 2007-1, Mtg. Pass-Through Certificates, Series 2007-1, Cl. 2A1, 5.809%, 2/1/37[4]	16,582,066	13,608,487
Structured Adjustable Rate Mortgage Loan Trust 2006-4, Commercial Mtg. Pass-Through Certificates, Series 2006-4, Cl. 6A, 5.402%, 5/1/36[4]	3,740,656	3,049,317
Wachovia Bank Commercial Mortgage Trust 2006-C23, Commercial Mtg. Pass-Through Certificates, Series 2006-C23, Cl. AJ, 5.515%, 1/1/45	16,865,000	16,251,805
Wachovia Bank Commercial Mortgage Trust 2006-C25, Commercial Mtg. Pass-Through Certificates, Series 2006-C25, Cl. AJ, 5.923%, 5/1/43[4]	19,685,000	19,826,132
WaMu Mortgage Pass-Through Certificates 2007-OA3 Trust, Mtg. Pass-Through Certificates, Series 2007-OA3, Cl. 5A, 2.366%, 4/1/47[4]	1,927,175	1,320,387

OPPENHEIMER GLOBAL STRATEGIC INCOME FUND	19

STATEMENT OF INVESTMENTS    Continued

	Principal Amount	Value
Commercial Continued
Wells Fargo Mortgage-Backed Securities 2004-W Trust, Mtg. Pass-Through Certificates, Series 2004-W, Cl. B2, 2.61%, 11/1/34[4]	$1,140,629	$35,196
Wells Fargo Mortgage-Backed Securities 2005-AR1 Trust, Mtg. Pass-Through Certificates, Series 2005-AR1, Cl. 1A1, 2.61%, 2/1/35[4]	9,098,842	9,067,778
Wells Fargo Mortgage-Backed Securities 2007-AR3 Trust, Mtg. Pass-Through Certificates, Series 2007-AR3, Cl. A4, 5.733%, 4/1/37[4]	7,376,844	6,620,127
WFRBS Commercial Mortgage Trust 2011-C3, Interest-Only Commercial Mtg. Pass-Through Certificates, Series 2011-C3, Cl. XA, 9.116%, 3/1/44[10]	25,075,021	2,069,253
		652,837,918
Multifamily—0.8%
Banc of America Commercial Mortgage, Inc., Commercial Mtg. Pass-Through Certificates, Series 2006-2, Cl. AJ, 5.952%, 5/1/45[4]	10,705,000	10,644,924
CHL Mortgage Pass-Through Trust 2006-20, Mtg. Pass-Through Certificates, Series 2006-20, Cl. 1A17, 5.75%, 2/1/37	9,138,223	7,786,976
Citigroup Mortgage Loan Trust, Inc. 2006-AR3, Mtg. Pass-Through Certificates, Series 2006-AR3, Cl. 1A2A, 5.584%, 6/1/36[4]	19,886,953	19,177,535
Countrywide Alternative Loan Trust 2006-24CB, Mtg. Pass-Through Certificates, Series 2006-424B, Cl. A12, 5.75%, 6/1/36	5,582,470	4,391,685
JPMorgan Mortgage Trust 2007-A3, Mtg. Pass-Through Certificates, Series 2007-A3, Cl. 3A2M, 5.046%, 5/1/37[4]	15,417,346	14,589,843
Wells Fargo Mortgage-Backed Securities 2005-AR15 Trust, Mtg. Pass-Through Certificates, Series 2005-AR15, Cl. 1A2, 2.617%, 9/1/35[4]	1,421,102	1,377,906
Wells Fargo Mortgage-Backed Securities 2006-AR2 Trust, Mtg. Pass-Through Certificates, Series 2006-AR2, Cl. 2A3, 2.617%, 3/1/36[4]	8,629,301	8,199,290
Wells Fargo Mortgage-Backed Securities 2006-AR6 Trust, Mtg. Pass-Through Certificates, Series 2006-AR6, Cl. 3A1, 2.693%, 3/25/36[4]	4,372,395	4,117,873
		70,286,032
Residential—4.0%
Argent Securities Trust 2004-W8, Asset-Backed Pass-Through Certificates, Series 2004-W8, Cl. A2, 1.177%, 5/25/34[4]	4,625,802	4,178,307
Banc of America Commercial Mortgage, Inc., Commercial Mtg. Pass-Through Certificates:
Series 2007-4, Cl. AM, 5.987%, 2/1/51[4]	23,790,000	25,382,181
Series 2007-1, Cl. 1A3, 6%, 1/1/37	4,455,552	3,851,266
Banc of America Funding 2007-C Trust, Mtg. Pass-Through Certificates, Series 2007-C, Cl. 1A4, 5.526%, 5/1/36[4]	7,346,010	7,182,065
Bear Stearns ARM Trust 2004-2, Mtg. Pass-Through Certificates, Series 2004-2, Cl. 12A2, 2.935%, 5/1/34[4]	6,879,180	6,532,321
Chase Funding Trust 2003-2, Mtg. Loan Asset-Backed Certificates, Series 2003-2, Cl. 2A2, 0.777%, 2/25/33[4]	22,271	20,203
CHL Mortgage Pass-Through Trust 2005-26, Mtg. Pass-Through Certificates, Series 2005-26, Cl. 1A8, 5.50%, 11/1/35	5,147,365	5,009,035
CHL Mortgage Pass-Through Trust 2005-29, Mtg. Pass-Through Certificates, Series 2005-29, Cl. A1, 5.75%, 12/1/35	18,901,519	17,549,323

20	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

	Principal Amount	Value
Residential Continued
CHL Mortgage Pass-Through Trust 2005-30, Mtg. Pass-Through Certificates, Series 2005-30, Cl. A5, 5.50%, 1/1/36	$3,965,253	$4,040,555
CHL Mortgage Pass-Through Trust 2005-J4, Mtg. Pass-Through Certificates, Series 2005-J4, Cl. A7, 5.50%, 11/1/35	4,752,357	5,006,701
CHL Mortgage Pass-Through Trust 2006-6, Mtg. Pass-Through Certificates, Series 2006-6, Cl. A3, 6%, 4/1/36	889,185	786,394
CHL Mortgage Pass-Through Trust 2007-HY3, Mtg. Pass-Through Certificates, Series 2007-HY3, Cl. 1A1, 3.053%, 6/1/47[4]	5,254,239	4,353,684
Citigroup Mortgage Loan Trust, Inc. 2005-2, Mtg. Pass-Through Certificates, Series 2005-2, Cl. 1A3, 2.662%, 5/1/35[4]	5,908,017	5,753,088
Citigroup Mortgage Loan Trust, Inc. 2005-3, Mtg. Pass-Through Certificates, Series 2005-3, Cl. 2A4, 2.896%, 8/1/35[4]	11,574,428	9,105,973
Citigroup Mortgage Loan Trust, Inc. 2006-AR2, Mtg. Pass-Through Certificates, Series 2006-AR2, Cl. 1A2, 2.989%, 3/1/36[4]	14,543,590	12,016,750
Citigroup, Inc./Deutsche Bank 2007-CD4 Commercial Mortgage Trust, Commercial Mtg. Pass-Through Certificates, Series 2007-CD4, Cl. AMFX, 5.366%, 12/1/49	23,105,000	23,620,542
Countrywide Alternative Loan Trust 2006-43CB, Mtg. Pass-Through Certificates, Series 2006-43CB, Cl. 1A10, 6%, 2/1/37	23,677,544	18,156,651
Countrywide Alternative Loan Trust 2007-19, Mtg. Pass-Through Certificates:
Series 2007-19, Cl. 1A4, 6%, 8/1/37	8,849,089	6,931,018
Series 2007-19, Cl. 1A34, 6%, 8/1/37	27,383,419	21,447,967
Countrywide Home Loans, Asset-Backed Certificates, Series 2005-16, Cl. 2AF2, 5.287%, 5/1/36[4]	1,047,399	821,796
CSMC Mortgage-Backed Trust 2007-3, Mtg. Pass-Through Certificates, Series 2007-3, Cl. 2A10, 6%, 4/1/37	4,200,432	3,634,686
CWABS Asset-Backed Certificates Trust 2006-25, Asset-Backed Certificates, Series 2006-25, Cl. 2A2, 0.337%, 6/25/47[4]	4,961,129	4,886,709
CWHEQ Revolving Home Equity Loan Trust, Asset-Backed Certificates:
Series 2006-H, Cl. 2A1A, 0.371%, 11/15/36[4]	168,337	43,681
Series 2005-G, Cl. 2A, 0.451%, 12/15/35[4]	408,708	224,789
GSR Mortgage Loan Trust 2005-AR6, Mtg. Pass-Through Certificates, Series 2005-AR6, Cl. 1A4, 2.646%, 9/1/35[4]	14,685,090	14,856,200
GSR Mortgage Loan Trust 2006-5F, Mtg. Pass-Through Certificates, Series 2006-5F, Cl. 2A1, 6%, 6/1/36	1,256,470	1,215,917
Home Equity Mortgage Trust 2005-1, Mtg. Pass-Through Certificates, Series 2005-1, Cl. M6, 5.863%, 6/1/35	2,774,000	1,988,604
JPMorgan Alternative Loan Trust 2006-S4, Mtg. Pass-Through Certificates, Series 2006-S4, Cl. A6, 5.71%, 12/1/36	5,304,422	4,936,213
JPMorgan Mortgage Trust 2007-A1, Mtg. Pass-Through Certificates, Series 2007-A1, Cl. 7A1, 3.005%, 7/1/35[4]	6,667,183	6,489,353
LB-UBS Commercial Mortgage Trust 2007-C7, Commercial Mtg. Pass-Through Certificates, Series 2007-C7, Cl. AM, 6.395%, 9/11/45[4]	27,890,000	29,788,793
Lehman Mortgage Trust, Mtg. Pass-Through Certificates, Series 2006-1, Cl. 1A3, 5.50%, 2/1/36	1,254,862	997,868
Mastr Asset-Backed Securities Trust 2006-WMC3, Mtg. Pass-Through Certificates, Series 2006-WMC3, Cl. A3, 0.317%, 8/25/36[4]	5,037,884	1,758,098

OPPENHEIMER GLOBAL STRATEGIC INCOME FUND	21

STATEMENT OF INVESTMENTS    Continued

	Principal Amount	Value
Residential Continued
Merrill Lynch Mortgage Investors Trust 2006-3, Mtg. Pass-Through Certificates, Series MLCC 2006-3, Cl. 2A1, 2.671%, 10/25/36[4]	$6,889,399	$6,933,570
Merrill Lynch Mortgage Loans, Inc., Mtg. Pass-Through Certificates, Series 2005-A1, Cl. 2A1, 2.632%, 12/25/34[4]	295,951	297,248
NC Finance Trust, Collateralized Mtg. Obligation Pass-Through Certificates, Series 1999-I, Cl. ECFD, 3.405%, 1/25/29[5,6]	4,912,783	400,392
Popular ABS Mortgage Pass-Through Trust 2005-6, Mtg. Pass-Through Certificates, Series 2005-6, Cl. A3, 5.175%, 1/1/36[4]	854,563	673,548
RALI Series 2003-QS1 Trust, Mtg. Asset-Backed Pass-Through Certificates, Series 2003-QS1, Cl. A2, 5.75%, 1/25/33	17,161	17,810
RALI Series 2006-QS13 Trust, Mtg. Asset-Backed Pass-Through Certificates:
Series 2006-QS13, Cl. 1A5, 6%, 9/25/36	5,852,650	4,232,692
Series 2006-QS13, Cl. 1A8, 6%, 9/25/36	149,758	108,306
RALI Series 2007-QS6 Trust, Mtg. Asset-Backed Pass-Through Certificates, Series 2007-QS6, Cl. A28, 5.75%, 4/25/37	2,742,242	1,949,508
Residential Asset Securitization Trust 2005-A14, Mtg. Pass-Through Certificates, Series 2005-A14, Cl. A1, 5.50%, 12/1/35	8,797,610	7,809,524
Residential Asset Securitization Trust 2005-A15, Mtg. Pass-Through Certificates, Series 2005-A15, Cl. 1A4, 5.75%, 2/1/36	13,092,283	11,706,484
Residential Asset Securitization Trust 2005-A6CB, Mtg. Pass-Through Certificates, Series 2005-A6CB, Cl. A7, 6%, 6/1/35	11,118,664	9,979,757
Terwin Mortgage Trust, Home Equity Asset-Backed Securities, Series 2006-4SL, Cl. A1, 2.706%, 5/1/37[3,4,7]	432,407	199,424
WaMu Mortgage Pass-Through Certificates 2005-AR12 Trust, Mtg. Pass-Through Certificates, Series 2007-AR12, Cl. 1A8, 2.488%, 10/1/35[4]	5,818,751	5,321,222
WaMu Mortgage Pass-Through Certificates 2006-AR10 Trust, Mtg. Pass-Through Certificates, Series 2006-AR10, Cl. 1A2, 2.741%, 9/1/36[4]	2,261,319	1,738,493
WaMu Mortgage Pass-Through Certificates 2007-HY1 Trust, Mtg. Pass-Through Certificates:
Series 2007-HY1, Cl. 4A1, 2.704%, 2/1/37[4]	33,827,254	26,466,562
Series 2007-HY1, Cl. 5A1, 4.866%, 2/1/37[4]	20,257,182	16,204,460
WaMu Mortgage Pass-Through Certificates 2007-HY5 Trust, Mtg. Pass-Through Certificates, Series 2007-HY5, Cl. 3A1, 5.20%, 5/1/37[4]	3,497,335	3,377,999
WaMu Mortgage Pass-Through Certificates 2007-HY6 Trust, Mtg. Pass-Through Certificates, Series 2007-HY6, Cl. 2A1, 4.948%, 6/25/37[4]	8,772,106	7,352,147
WaMu Mortgage Pass-Through Certificates, Mtg. Pass-Through Certificates, Series 2006-AR18, Cl. 3A1, 4.744%, 1/1/37[4]	2,798,810	2,420,751
Wells Fargo Mortgage-Backed Securities 2005-9 Trust, Mtg. Pass-Through Certificates, Series 2005-9, Cl. 2A6, 5.25%, 10/25/35	1,997,369	2,127,765
Wells Fargo Mortgage-Backed Securities 2006-AR14 Trust, Mtg. Pass-Through Certificates, Series 2006-AR14, Cl. 1A2, 5.649%, 10/1/36[4]	8,227,036	8,152,009
		370,036,402

Total Mortgage-Backed Obligations (Cost $3,096,594,256)		3,129,060,570

22	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

	Principal Amount		Value
U.S. Government Obligations—3.6%
Federal Home Loan Mortgage Corp. Nts.:
1%, 7/28/17-9/29/17	$30,570,000		$30,958,597
1.25%, 8/1/19	3,780,000		3,797,316
1.25%, 10/2/19[8]	21,420,000		21,355,901
2.375%, 1/13/22	4,097,000		4,307,963
Federal National Mortgage Assn. Nts.:
0.875%, 8/28/17-10/26/17	42,521,000		42,787,594
4.375%, 10/15/15	10,660,000		11,944,146
U.S. Treasury Nts.:
1.625%, 8/15/22[12,13]	136,200,000		136,114,875
1.75%, 5/15/22[13,14]	65,000,000		65,949,650
STRIPS, 0.891%, 8/15/16[15]	11,000,000		10,806,642
Total U.S. Government Obligations (Cost $327,365,400)			328,022,684
Foreign Government Obligations—28.2%
Angola—0.1%
Angola (Republic of) Sr. Unsec. Nts., 7%, 8/16/19	7,260,000		8,004,150
Australia—0.4%
New South Wales Treasury Corp. Bonds:
Series 14, 5.50%, 8/1/14	3,130,000	AUD	3,402,162
Series 15, 6%, 4/1/25	2,290,000	AUD	2,550,774
Series 17, 5.50%, 3/1/17	2,235,000	AUD	2,551,719
Queensland Treasury Corp. Nts.:
Series 15, 6%, 10/14/15	4,580,000	AUD	5,167,437
Series 17, 6%, 9/14/17	3,660,000	AUD	4,281,859
Series 21, 6%, 6/14/21	4,500,000	AUD	5,518,890
Series 24, 5.75%, 7/22/24	3,820,000	AUD	4,501,909
Victoria Treasury Corp. Nts., Series 1116, 5.75%, 11/15/16	5,575,000	AUD	6,373,562
Western Australia Treasury Corp. Nts., Series 15, 7%, 4/15/15	2,295,000	AUD	2,615,268
			36,963,580
Belgium—0.1%
Belgium (Kingdom of) Bonds, Series 58, 3.75%, 9/28/20	9,195,000	EUR	13,213,278
Brazil—2.8%
Brazil (Federative Republic of) Nota Do Tesouro Nacional Nts.:
9.762%, 1/1/17	204,217,000	BRR	103,991,895
9.762%, 1/1/21	94,893,000	BRR	47,633,134
12.681%, 5/15/45[16]	12,885,000	BRR	17,838,951
Series NTNB, 12.681%, 5/15/15[16]	40,765,000	BRR	47,970,348
Series NTNB, 12.998%, 8/15/50[16]	11,715,000	BRR	16,263,615
Brazil (Federative Republic of) Nota Do Tesouro Nacional Unsec. Bonds, 10%, 1/1/18	39,555,000	BRR	20,117,583
			253,815,526
Canada—0.2%
Canada (Government of) Nts., 3.75%, 6/1/19	6,750,000	CAD	7,860,856
Canada (Government of) Treasury Bills, 0.891%, 10/11/12[15]	6,725,000	CAD	6,838,417
			14,699,273

OPPENHEIMER GLOBAL STRATEGIC INCOME FUND	23

STATEMENT OF INVESTMENTS    Continued

	Principal Amount		Value
Colombia—0.4%
Bogota Distrio Capital Sr. Bonds, 9.75%, 7/26/28[3]	4,275,000,000	COP	$3,523,515
Colombia (Republic of) Sr. Unsec. Bonds, 6.125%, 1/18/41	22,330,000		30,368,800
			33,892,315
Croatia—0.1%
Croatia (Republic of) Unsec. Nts., 6.25%, 4/27/17[3]	7,695,000		8,349,075
Denmark—0.1%
Denmark (Kingdom of) Bonds, 4%, 11/15/19	20,305,000	DKK	4,255,458
Finland—0.0%
Finland (Republic of) Sr. Unsec. Bonds, 4.375%, 7/4/19	1,540,000	EUR	2,394,609
France—0.5%
Caisse D’Amortissement de la Dette Sociale Bonds, 1.625%, 7/6/15[3]	2,285,000		2,326,505
France (Republic of) Bonds:
3.25%, 10/25/21	3,865,000	EUR	5,455,164
3.75% 10/25/19	8,370,000	EUR	12,312,767
4%, 4/25/60	1,890,000	EUR	2,833,812
4.50%, 4/25/41	3,880,000	EUR	6,227,555
France (Republic of) Treasury Nts., 1%, 7/25/17	13,535,000	EUR	17,478,931
			46,634,734
Germany—0.2%
Germany (Federal Republic of) Bonds, 2.50%, 7/4/44	3,885,000	EUR	5,288,344
Germany (Federal Republic of) Sec. Bonds, Series 164, 0.50%, 10/13/17	9,020,000	EUR	11,584,773
Germany (Federal Republic of) Unsec. Bonds, 1.50%, 9/4/22	2,330,000	EUR	3,026,736
			19,899,853
Ghana—0.1%
Ghana (Republic of) Bonds, 8.50%, 10/4/17[3]	4,925,000		5,811,500
Hungary—2.3%
Hungary (Republic of) Bonds:
4.75%, 2/3/15	6,050,000		6,086,603
6.75%, 11/24/17	3,337,000,000	HUF	15,057,185
Series 13/D, 6.75%, 2/12/13	11,723,000,000	HUF	52,794,563
Series 14/D, 6.75%, 8/22/14	1,608,000,000	HUF	7,314,350
Series 15C, 7.75%, 8/24/15	4,444,000,000	HUF	20,579,275
Series 15/A, 8%, 2/12/15	850,000,000	HUF	3,952,871
Series 16/C, 5.50%, 2/12/16	1,122,000,000	HUF	4,905,749
Series 17/B, 6.75%, 2/24/17	2,417,000,000	HUF	10,914,933
Series 19/A, 6.50%, 6/24/19	1,773,000,000	HUF	7,821,060
Series 20/A, 7.50%, 11/12/20	1,747,000,000	HUF	8,021,886
Series 22A, 7%, 6/24/22	1,216,000,000	HUF	5,401,463
Series 23A, 6%, 11/24/23	819,000,000	HUF	3,333,605
Hungary (Republic of) Sr. Unsec. Bonds, 7.625%, 3/29/41	3,085,000		3,501,475
Hungary (Republic of) Sr. Unsec. Nts., 5.75%, 6/11/18	3,155,000	EUR	4,046,750
Hungary (Republic of) Sr. Unsec. Unsub. Nts., 6.375%, 3/29/21	2,050,000		2,242,290

24	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

	Principal Amount		Value
Hungary Continued
Hungary (Republic of) Treasury Bills:
6.655%, 5/29/13[15]	394,000,000	HUF	$1,702,838
6.691%, 4/17/13[15]	525,000,000	HUF	2,290,762
6.704%, 12/19/12[15]	656,000,000	HUF	2,915,833
6.711%, 12/5/12[15]	262,000,000	HUF	1,167,579
6.749%, 12/12/12[15]	1,050,000,000	HUF	4,680,878
7.006%, 2/20/13[15]	788,000,000	HUF	3,469,567
7.31%, 12/27/12[15]	7,687,000,000	HUF	34,176,154
			206,377,669
Indonesia—0.4%
Indonesia (Republic of) Nts., 5.25%, 1/17/42[3]	10,235,000		11,706,281
Indonesia (Republic of) Sr. Unsec. Bonds, 4.875%, 5/5/21[3]	3,640,000		4,181,450
Indonesia (Republic of) Sr. Unsec. Nts., 7.75%, 1/17/38[3]	4,840,000		7,247,900
Indonesia (Republic of) Unsec. Nts.:
3.75%, 4/25/22[3]	7,980,000		8,458,800
8.50%, 10/12/35[3]	3,015,000		4,801,388
			36,395,819
Ireland—0.0%
Ireland (Republic of) Treasury Bonds, 4.40%, 6/18/19	3,360,000	EUR	4,231,541
Israel—0.1%
Israel (State of) Sr. Unsec. Bonds, 4%, 6/30/22	10,680,000		11,367,888
Italy—0.5%
Italy (Republic of) Bonds:
4%, 9/1/20	3,370,000	EUR	4,164,309
4.50%, 3/1/19	9,890,000	EUR	12,844,113
5%, 3/1/22	1,785,000	EUR	2,309,320
5%, 9/1/40	3,730,000	EUR	4,307,201
Series EU, 1.853%, 10/15/17[4]	2,295,000	EUR	2,593,747
Italy (Republic of) Sr. Unsec. Nts., 4.50%, 6/8/15	448,000,000	JPY	6,035,141
Italy (Republic of) Treasury Bills, 1.548%, 1/31/13[15]	7,955,000	EUR	10,180,065
Italy (Republic of) Treasury Bonds:
4.75%, 9/15/16	1,830,000	EUR	2,455,819
5.75%, 2/1/33	1,590,000	EUR	2,045,722
			46,935,437
Ivory Coast—0.0%
Ivory Coast Bonds, 3.75%, 12/31/32	4,600,000		3,990,500
Japan—2.0%
Japan Bonds:
2 yr., 0.10%, 5/15/14	3,589,000,000	JPY	45,988,960
5 yr., 0.30%, 3/20/17	2,065,000,000	JPY	26,626,169
10 yr., Series 301, 1.50%, 6/20/19	2,057,000,000	JPY	28,316,355
10 yr., 1.10%, 3/20/21	840,000,000	JPY	11,199,878
20 yr., Series 112, 2.10%, 6/20/29	2,550,000,000	JPY	35,752,444
30 yr., 2%, 3/20/42	1,550,000,000	JPY	20,401,408
Japan Sr. Unsec. Bonds, Series 134, 1.80%, 3/20/32	1,235,000,000	JPY	16,274,084

			184,559,298

OPPENHEIMER GLOBAL STRATEGIC INCOME FUND	25

STATEMENT OF INVESTMENTS    Continued

	Principal Amount		Value
Latvia—0.1%
Latvia (Republic of) Nts., 5.25%, 2/22/17[3]	$8,555,000		$9,431,888
Lithuanua—0.1%
Lithuania (Republic of) Sr. Unsec. Bonds, 6.625%, 2/1/22[3]	7,550,000		9,390,313
Malaysia—0.6%
Central Bank of Malaysia Treasury Bills:
Series 5312, 2.984%, 1/22/13[15]	52,590,000	MYR	17,050,051
Series 5612, 3%, 2/7/13[15]	52,590,000	MYR	17,031,847
Series 6212 2.968%, 2/28/13[15]	26,300,000	MYR	8,501,547
Malaysia (Government of) Sr. Unsec. Bonds:
Series 1/06, 4.262%, 9/15/16	8,050,000	MYR	2,733,373
Series 210, 4.012%, 9/15/17	6,540,000	MYR	2,207,024
Wakala Global Sukuk Bhd Bonds, 4.646%, 7/6/21[3]	8,005,000		9,279,180

			56,803,022
Mexico—2.9%
United Mexican States Bonds:
4.592%, 11/29/12[15]	390,770,000	MXN	30,134,380
Series M, 6.50%, 6/10/21[4]	206,215,000	MXN	17,528,487
Series M20, 7.50%, 6/3/27[4]	391,340,000	MXN	35,206,143
Series M10, 7.75%, 12/14/17	79,435,000	MXN	6,960,349
Series M, 8%, 6/11/20	267,920,000	MXN	24,614,650
Series M20, 8.50%, 5/31/29[4]	195,430,000	MXN	19,070,631
Series MI10, 9%, 12/20/12[4]	207,710,000	MXN	16,314,669
United Mexican States Treasury Bills:
4.568%, 12/13/12[15]	588,270,000	MXN	45,289,261
4.586%, 10/18/12[15]	941,900,000	MXN	73,003,058
			268,121,628
Nigeria—0.2%
Nigeria (Federal Republic of) Treasury Bills:
13.662%, 9/5/13[15]	1,179,000,000	NGN	6,626,978
14.326%, 6/6/13[15]	262,000,000	NGN	1,528,502
15.149%, 3/7/13[15]	140,000,000	NGN	841,420
15.205%, 3/28/13[15]	520,000,000	NGN	3,111,720
Series 364, 15.572%, 4/25/13[15]	391,000,000	NGN	2,316,946
Series 364, 16.266%, 8/8/13[15]	591,000,000	NGN	3,425,841
Series 364, 16.895%, 2/7/13[15]	526,000,000	NGN	3,197,230
			21,048,637
Panama—0.2%
Panama (Republic of) Bonds:
6.70%, 1/26/36	4,470,000		6,302,700
8.875%, 9/30/27	3,090,000		5,028,975
9.375%, 4/1/29	3,945,000		6,736,088
			18,067,763
Peru—1.0%
Peru (Republic of) Bonds, 7.35%, 7/21/25	11,400,000		16,758,000
Peru (Republic of) Sr. Unsec. Bonds:
6.95%, 8/12/31[3]	58,690,000	PEN	27,061,795

26	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

	Principal Amount		Value
Peru Continued
Peru (Republic of) Sr. Unsec. Bonds: Continued
8.20%, 8/12/26[3]	34,160,000	PEN	$17,769,118
Peru (Republic of) Sr. Unsec. Nts., 7.84%, 8/12/20[3]	49,320,000	PEN	23,563,473
Peru (Republic of) Sr. Unsec. Unsub. Bonds, 5.625%, 11/18/50	7,700,000		10,067,750

			95,220,136
Philippines—0.1%
Philippines (Republic of the) Sr. Unsec. Bonds, 5%, 1/13/37	4,225,000		5,027,750
Philippines (Republic of the) Sr. Unsec. Unsub. Bonds, 6.375%, 10/23/34	3,285,000		4,533,300

			9,561,050
Poland—0.5%
Poland (Republic of) Bonds:
5.25%, 10/25/20	54,860,000	PLZ	17,915,031
Series WS0922, 5.75%, 9/23/22	49,210,000	PLZ	16,655,872
Series 0415, 5.50%, 4/25/15	7,905,000	PLZ	2,551,067
Series 1017, 5.25%, 10/25/17	10,955,000	PLZ	3,580,912
			40,702,882
Portugal—0.0%
Portuguese (Republic) Sr. Unsec. Bonds:
4.10%, 4/15/37	275,000	EUR	196,767
4.95%, 10/25/23	455,000	EUR	425,403

			622,170
Qatar—0.2%
Qatar (State of) Sr. Nts., 5.25%, 1/20/20[3]	5,945,000		7,059,688
Qatar (State of) Sr. Unsec. Nts.:
5.75%, 1/20/42[3]	4,480,000		5,723,200
6.40%, 1/20/40[3]	3,100,000		4,247,000

			17,029,888
Romania—0.2%
Romania Sr. Unsec. Bonds, 6.75%, 2/7/22[3]	15,330,000		17,303,738
Russia—1.7%
Russian Federation Bonds:
7.50%, 3/15/18[4]	647,400,000	RUR	20,888,222
7.50%, 2/27/19[4]	612,300,000	RUR	19,588,909
7.60%, 4/14/21[4]	689,200,000	RUR	22,104,419
Series 6206, 7.40%, 6/14/17	1,687,800,000	RUR	54,185,982
Russian Federation Unsec. Bonds:
5.625%, 4/4/42[3]	10,655,000		12,813,703
Series 9, 7.90%, 3/18/21[4]	157,400,000	RUR	4,949,812
Vnesheconombank Via VEB Finance plc Sr. Unsec. Nts., 6.025%, 7/5/22[3]	6,965,000		7,792,442
Vnesheconombank Via VEB Finance plc Sr. Unsec. Unsub. Nts.:
6.80%, 11/22/25[3]	3,290,000		3,882,496
6.902%, 7/9/20[3]	5,185,000		6,138,729

			152,344,714

OPPENHEIMER GLOBAL STRATEGIC INCOME FUND	27

STATEMENT OF INVESTMENTS    Continued

	Principal Amount		Value
Slovakia—0.1%
Slovakia (Republic of) Bonds, 4.375%, 5/21/22[3]	$8,090,000		$8,551,939
South Africa—2.6%
South Africa (Republic of) Bonds:
Series R209, 6.25%, 3/31/36	233,730,000	ZAR	22,628,788
Series R208, 6.75%, 3/31/21	516,530,000	ZAR	62,840,780
Series R213, 7%, 2/28/31	299,280,000	ZAR	32,895,090
Series R207, 7.25%, 1/15/20	476,840,000	ZAR	60,006,157
Series R186, 10.50%, 12/21/26	359,900,000	ZAR	54,745,577

			233,116,392
Spain—0.2%
Instituto de Credito Oficial Sr. Unsec. Nts., 5%, 5/15/15	7,800,000	NOK	1,276,083
Spain (Kingdom of) Bonds:
5.50%, 7/30/17	2,720,000	EUR	3,575,204
5.85%, 1/31/22	4,150,000	EUR	5,305,812
Spain (Kingdom of) Sr. Unsec. Bonds, 4.30%, 10/31/19	2,750,000	EUR	3,293,936
Spain (Kingdom of) Sr. Unsub. Bonds, 4.70%, 7/30/41	1,835,000	EUR	1,784,443
Spain (Kingdom of) Unsec. Bonds, 3.30%, 10/31/14	1,360,000	EUR	1,742,844

			16,978,322
Sri Lanka—0.2%
Sri Lanka (Democratic Socialist Republic of) Sr. Unsec. Bonds, 5.875%, 7/25/22[3]	2,460,000		2,662,950
Sri Lanka (Democratic Socialist Republic of) Sr. Unsec. Nts.:
6.25%, 10/4/20[3]	4,750,000		5,189,375
6.25% 7/27/21[3]	5,890,000		6,433,694

			14,286,019
The Netherlands—0.2%
Netherlands (Kingdom of the) Bonds, 4%, 7/15/19	9,275,000	EUR	14,098,589
Turkey—5.0%
Turkey (Republic of) Bonds:
6.875%, 3/17/36	9,735,000		12,387,788
7%, 3/11/19	4,545,000		5,527,856
8.984%, 11/7/12[15]	353,200,000	TRY	195,305,991
9%, 3/5/14	55,700,000	TRY	31,751,092
9%, 3/8/17	131,560,000	TRY	77,043,761
9.50%, 1/12/22[4]	67,145,000	TRY	40,703,562
9.973%, 7/17/13[15]	74,990,000	TRY	39,526,792
10.50%, 1/15/20[4]	4,165,000	TRY	2,624,489
15.959%, 8/14/13[16]	8,410,000	TRY	6,949,099
Turkey (Republic of) Nts., 7.50%, 7/14/17	5,700,000		6,854,250
Turkey (Republic of) Unsec. Bonds:
4.50%, 2/11/15[4,16]	8,255,000	TRY	4,976,655
6.25%, 9/26/22	15,955,000		19,133,236
Turkey (Republic of) Unsec. Nts.:
5.125%, 3/25/22	4,175,000		4,608,156
6%, 1/14/41	8,650,000		10,012,375

			457,405,102

28	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

	Principal Amount		Value
Ukraine—0.2%
Ukraine (Republic of) Bonds, 7.75%, 9/23/20[3]	$2,980,000		$2,961,256
Ukraine (Republic of) Sr. Unsec. Nts.:
6.75%, 11/14/17[3]	7,015,000		6,734,400
7.95%, 2/23/21[3]	4,535,000		4,540,306
Ukraine (Republic of) Unsec. Bonds, 9.25%, 7/24/17[3]	4,610,000		4,865,671
			19,101,633
United Arab Emirates—0.2%
Emirates of Dubai Sr. Unsec. International Bonds:
5.591%, 6/22/21	3,170,000		3,379,220
7.75%, 10/5/20	8,430,000		10,031,700
			13,410,920
United Kingdom—0.4%
United Kingdom Treasury Bonds:
3.75%, 9/7/21	3,005,000	GBP	5,789,658
4%, 9/7/16	5,970,000	GBP	10,986,566
4.75%, 12/7/38	8,300,000	GBP	17,832,783
			34,609,007
Uruguay—0.2%
Uruguay (Oriental Republic of) Bonds, 7.625%, 3/21/36	8,565,000		13,425,638
Uruguay (Oriental Republic of) Unsec. Bonds, 8%, 11/18/22	5,435,000		7,929,665
			21,355,303
Venezuela—0.8%
Venezuela (Republic of) Bonds:
9%, 5/7/23	16,215,000		14,350,275
11.95%, 8/5/31	8,190,000		8,374,275
Venezuela (Republic of) Nts., 8.25%, 10/13/24	7,610,000		6,354,350
Venezuela (Republic of) Sr. Unsec. Unsub. Nts.:
7.75%, 10/13/19	5,575,000		4,836,313
12.75%, 8/23/22	3,965,000		4,232,638
Venezuela (Republic of) Unsec. Bonds:
7%, 3/31/38	8,410,000		6,202,375
7.65%, 4/21/25	13,840,000		10,899,000
Venezuela (Republic of) Unsec. Nts., 13.625%, 8/15/18[3]	17,155,000		17,926,975
			73,176,201
Total Foreign Government Obligations (Cost $2,467,442,258)			2,563,528,759
Corporate Bonds and Notes—29.9%
Consumer Discretionary—4.9%
Auto Components—0.6%
Continental Rubber of America Corp., 4.50% Sr. Sec. Nts., 9/15/19[3]	1,445,000		1,479,680
Goodyear Tire & Rubber Co. (The), 8.25% Sr. Unsec. Unsub. Nts., 8/15/20	10,090,000		11,225,125

OPPENHEIMER GLOBAL STRATEGIC INCOME FUND	29

STATEMENT OF INVESTMENTS    Continued

	Principal Amount		Value
Auto Components Continued
Tower Automotive Holdings USA LLC/TA Holdings Finance, Inc., 10.625% Sr. Sec. Nts., 9/1/17[3]	$22,357,000		$24,201,453
UCI International, Inc., 8.625% Sr. Unsec. Nts., 2/15/19	2,860,000		2,860,000
Visteon Corp., 6.75% Sr. Unsec. Nts., 4/15/19	11,465,000		12,095,575

			51,861,833
Automobiles—0.1%
Jaguar Land Rover plc:
7.75% Sr. Unsec. Bonds, 5/15/18[3]	1,945,000		2,107,894
8.25% Sr. Nts., 3/15/20[3]	900,000	GBP	1,573,223
			3,681,117
Diversified Consumer Services—0.1%
Monitronics International, Inc., 9.125% Sr. Unsec. Nts., 4/1/20	4,720,000		4,932,400
ServiceMaster Co.:
7% Sr. Nts., 8/15/20[3]	3,445,000		3,548,350
8% Sr. Unsec. Unsub. Nts., 2/15/20	2,990,000		3,184,350
			11,665,100
Hotels, Restaurants & Leisure—1.4%
Boyd Gaming Corp., 9.125% Sr. Unsec. Nts., 12/1/18	8,885,000		9,373,675
Burger King Corp., 9.875% Sr. Unsec. Unsub. Nts., 10/15/18	4,080,000		4,753,200
Caesars Entertainment Operating Co., Inc., 10% Sr. Sec. Nts., 12/15/18	45,185,000		29,822,100
Chester Downs & Marina LLC, 9.25% Sr. Sec. Nts., 1/15/20[3]	3,285,000		3,317,850
CKE Restaurants, Inc., 11.375% Sec. Nts., 7/15/18	3,625,000		4,223,125
Equinox Holdings, Inc., 9.50% Sr. Sec. Nts., 2/1/16[6]	8,520,000		9,095,100
HOA Restaurants Group LLC/HOA Finance Corp., 11.25% Sr. Sec. Nts., 4/1/17[3]	10,730,000		9,844,775
Isle of Capri Casinos, Inc., 7.75% Sr. Unsec. Unsub. Nts., 3/15/19	9,685,000		10,459,800
Landry’s, Inc., 9.375% Sr. Unsec. Nts., 5/1/20[3]	9,370,000		9,932,200
MCE Finance Ltd., 10.25% Sr. Sec. Nts., 5/15/18	4,625,000		5,260,938
MGM Mirage, Inc., 6.625% Sr. Unsec. Nts., 7/15/15	16,050,000		17,253,750
MGM Resorts International, 6.75% Sr. Unsec. Nts., 10/1/20[3]	2,055,000		2,060,138
MTR Gaming Group, Inc., 11.50% Sec. Nts., 8/1/19	4,442,100		4,697,521
Penn National Gaming, Inc., 8.75% Sr. Unsec. Sub. Nts., 8/15/19	7,515,000		8,454,375
Premier Cruise Ltd., 11% Sr. Nts., 3/15/08[5,6]	14,750,000		—

			128,548,547
Household Durables—0.3%
Beazer Homes USA, Inc.:
6.875% Sr. Unsec. Nts., 7/15/15	1,125,000		1,136,250
9.125% Sr. Unsec. Nts., 5/15/19	13,690,000		13,826,900
Jarden Corp., 6.125% Sr. Unsec. Nts., 11/15/22	1,075,000		1,166,375
K Hovnanian Enterprises, Inc., 9.125% Sec. Nts., 11/15/20[3,8]	1,720,000		1,735,050

30	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

	Principal Amount	Value
Household Durables Continued
Libbey Glass, Inc., 6.875% Sr. Sec. Nts., 5/15/20[3]	$3,585,000	$3,871,800
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Luxembourg SA:
5.75% Sr. Sec. Nts., 10/15/20[3]	3,655,000	3,659,569
9% Sr. Unsec. Unsub. Nts., 4/15/19	4,740,000	4,858,500
		30,254,444
Leisure Equipment & Products—0.1%
FGI Operating Co. LLC/FGI Finance, Inc., 7.875% Sr. Sec. Nts., 5/1/20[3]	9,370,000	10,189,875
Media—1.9%
Affinion Group Holdings, Inc., 11.625% Sr. Unsec. Nts., 11/15/15	5,705,000	3,907,925
Affinion Group, Inc., 7.875% Sr. Unsec. Nts., 12/15/18	15,120,000	12,436,200
AMC Entertainment, Inc., 8.75% Sr. Unsec. Nts., 6/1/19	4,440,000	4,917,300
Belo (A.H.) Corp., 7.75% Sr. Unsec. Unsub. Debs., 6/1/27	13,703,000	13,908,545
Clear Channel Communications, Inc., 5.75% Sr. Unsec. Unsub. Nts., 1/15/13	14,640,000	14,731,500
CSC Holdings LLC, 6.75% Sr. Unsec. Nts., 11/15/21[3]	1,995,000	2,209,463
Cumulus Media Holdings, Inc., 7.75% Sr. Unsec. Unsub. Nts., 5/1/19	5,980,000	5,845,450
DISH DBS Corp.:
5.875% Sr. Unsec. Nts., 7/15/22[3]	6,115,000	6,298,450
7.875% Sr. Unsec. Nts., 9/1/19	10,315,000	12,042,763
Entravision Communications Corp., 8.75% Sr. Sec. Nts., 8/1/17	8,721,000	9,462,285
Gray Television, Inc.:
7.50% Sr. Unsec. Nts., 10/1/20[3,8]	7,825,000	7,825,000
10.50% Sr. Sec. Nts., 6/29/15	8,721,000	9,494,989
Newport Television LLC/NTV Finance Corp., 13.75% Sr. Nts., 3/15/17[3,9]	6,682,145	7,233,422
Nexstar Broadcasting, Inc./Mission Broadcasting, Inc., 8.875% Sec. Nts., 4/15/17	8,620,000	9,417,350
Sinclair Television Group, Inc.:
6.125% Sr. Nts., 10/1/22[3,8]	7,120,000	7,164,500
8.375% Sr. Unsec. Nts., 10/15/18	5,645,000	6,251,838
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW Gmb H, 7.50% Sr. Sec. Nts., 3/15/19	7,515,000	8,285,288
Univision Communications, Inc., 7.875% Sr. Sec. Nts., 11/1/20[3]	7,295,000	7,842,125
UPCB Finance V Ltd., 7.25% Sr. Sec. Nts., 11/15/21[3]	5,975,000	6,527,688
UPCB Finance VI Ltd., 6.875% Sr. Sec. Nts., 1/15/22[3]	9,320,000	9,925,800
Virgin Media Finance plc, 5.25% Sr. Unsec. Unsub. Nts., 2/15/22	3,730,000	3,935,150

		169,663,031
Specialty Retail—0.3%
Burlington Coat Factory Warehouse Corp., 10% Sr. Unsec. Nts., 2/15/19	2,360,000	2,622,550
J. Crew Group, Inc., 8.125% Sr. Unsec. Nts., 3/1/19	4,660,000	4,904,650
Limited Brands, Inc., 5.625% Sr. Nts., 2/15/22	9,385,000	10,159,263
Michaels Stores, Inc., 7.75% Sr. Unsec. Nts., 11/1/18	745,000	802,738

OPPENHEIMER GLOBAL STRATEGIC INCOME FUND	31

STATEMENT OF INVESTMENTS    Continued

	Principal Amount		Value
Specialty Retail Continued
Sally Holdings LLC/Sally Capital, Inc., 6.875% Sr. Unsec. Nts., 11/15/19	$8,670,000		$9,688,725

			28,177,926
Textiles, Apparel & Luxury Goods—0.1%
Levi Strauss & Co., 7.625% Sr. Unsec. Unsub. Nts., 5/15/20	4,440,000		4,817,400
Quiksilver, Inc., 6.875% Sr. Unsec. Nts., 4/15/15	3,460,000		3,460,000

			8,277,400
Consumer Staples—1.0%
Beverages—0.0%
AmBev International Finance Co. Ltd., 9.50% Sr. Unsec. Unsub. Nts., 7/24/17[4]	5,535,000	BRR	3,111,108
Food & Staples Retailing—0.2%
Cencosud SA, 5.50% Sr. Unsec. Nts., 1/20/21[3]	12,405,000		13,627,972
Rite Aid Corp., 7.50% Sr. Sec. Nts., 3/1/17	3,070,000		3,169,775

			16,797,747
Food Products—0.6%
American Seafoods Group LLC, 10.75% Sr. Sub. Nts., 5/15/16[3]	10,750,000		10,938,125
ASG Consolidated LLC, 12.863% Sr. Nts., 5/15/17[3,9]	6,897,002		6,052,119
Bumble Bee Acquisition Corp., 9% Sr. Sec. Nts., 12/15/17[3]	7,873,000		8,276,491
Cosan Overseas Ltd., 8.25% Sr. Unsec. Unsub. Nts., 2/5/49	6,220,000		6,764,250
MHP SA, 10.25% Sr. Unsec. Nts., 4/29/15[3]	11,845,000		12,081,900
Southern States Cooperative, Inc., 11.25% Sr. Nts., 5/15/15[3]	12,045,000		12,617,138
			56,730,023
Household Products—0.1%
Spectrum Brands Holdings, Inc., 9.50% Sr. Sec. Nts., 6/15/18	4,175,000		4,728,188
Personal Products—0.0%
NBTY, Inc., 9% Sr. Unsec. Nts., 10/1/18	2,185,000		2,441,738
Tobacco—0.1%
Alliance One International, Inc., 10% Sr. Unsec. Nts., 7/15/16	4,525,000		4,706,000
Energy—5.6%
Energy Equipment & Services—0.6%
Forbes Energy Services Ltd., 9% Sr. Unsec. Nts., 6/15/19	3,720,000		3,627,000
Global Geophysical Services, Inc., 10.50% Sr. Unsec. Nts., 5/1/17	5,080,000		4,876,800
Hercules Offshore, Inc., 7.125% Sr. Sec. Nts., 4/1/17[3]	4,725,000		4,919,906
Hornbeck Offshore Services, Inc., 5.875% Sr. Unsec. Nts., 4/1/20	9,530,000		9,744,425
Offshore Group Investments Ltd., 11.50% Sr. Sec. Nts., 8/1/15	11,910,000		13,220,100
Precision Drilling Corp., 6.625% Sr. Unsec. Nts., 11/15/20	8,780,000		9,394,600
SESI LLC, 6.375% Sr. Unsec. Nts., 5/1/19	3,350,000		3,601,250
			49,384,081

32	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

	Principal Amount	Value
Oil, Gas & Consumable Fuels—5.0%
Alliance Oil Co. Ltd., 9.875% Sr. Unsec. Nts., 3/11/15[3]	$7,030,000	$7,475,351
Antero Resources Finance Corp., 9.375% Sr. Unsec. Nts., 12/1/17	7,105,000	7,886,550
Arch Coal, Inc., 7.25% Sr. Unsec. Unsub. Nts., 6/15/21	2,345,000	1,969,800
Atlas Pipeline Partners LP/Atlas Pipeline Finance Corp.: 6.625% Sr. Nts., 10/1/20[3]	2,845,000	2,901,900
8.75% Sr. Unsec. Sub. Nts., 6/15/18	4,725,000	5,103,000
Bill Barrett Corp., 7.625% Sr. Unsec. Unsub. Nts., 10/1/19	3,720,000	3,961,800
BreitBurn Energy Partners LP/BreitBurn Finance Corp., 8.625% Sr. Unsec. Nts., 10/15/20	13,225,000	14,514,438
Chaparral Energy, Inc., 9.875% Sr. Unsec. Nts., 10/1/20	8,605,000	9,766,675
Chesapeake Midstream Partners LP/CHKM Finance Corp., 6.125% Sr. Unsec. Unsub. Nts., 7/15/22	8,935,000	9,493,438
Cimarex Energy Co., 5.875% Sr. Unsec. Unsub. Nts., 5/1/22	9,080,000	9,624,800
Cloud Peak Energy Resources LLC/Cloud Peak Energy Finance Corp., 8.50% Sr. Unsec. Unsub. Nts., 12/15/19	1,790,000	1,977,950
Continental Resources, Inc., 5% Sr. Unsec. Nts., 9/15/22	5,730,000	6,002,175
EP Energy LLC/Everest Acquisition Finance, Inc., 7.75% Sr. Unsec. Nts., 9/1/22[3]	3,645,000	3,727,013
Gaz Capital SA: 7.288% Sr. Sec. Nts., 8/16/37[3]	28,770,000	36,394,050
8.146% Sr. Sec. Nts., 4/11/18[3]	17,190,000	21,027,152
8.625% Sr. Sec. Nts., 4/28/34[3]	10,780,000	15,145,900
9.25% Sr. Unsec. Unsub. Nts., 4/23/19[3]	23,270,000	30,425,525
Hiland Partners LP/Hiland Partners Finance Corp., 7.25% Sr. Nts., 10/1/20[3]	1,035,000	1,077,694
KazMunayGaz National Co., 6.375% Sr. Unsec. Bonds, 4/9/21[3]	5,690,000	6,859,921
KMG Finance Sub BV, 9.125% Sr. Unsec. Unsub. Nts., 7/2/18[3]	14,310,000	18,574,237
Linn Energy LLC/Linn Energy Finance Corp., 8.625% Sr. Unsec. Nts., 4/15/20	16,575,000	18,232,500
Lukoil International Finance BV: 6.125% Sr. Unsec. Nts., 11/9/20[3]	17,010,000	19,289,340
6.656% Sr. Unsec. Unsub. Bonds, 6/7/22[3]	4,855,000	5,851,392
7.25% Sr. Unsec. Unsub. Nts., 11/5/19[3]	3,700,000	4,472,560
MEG Energy Corp., 6.50% Sr. Unsec. Nts., 3/15/21[3]	13,740,000	14,770,500
Murray Energy Corp., 10.25% Sr. Sec. Nts., 10/15/15[3]	7,030,000	6,924,550
Navios Maritime Acquisition Corp., 8.625% Sr. Sec. Nts., 11/1/17	3,375,000	3,231,563
Odebrecht Drilling Norbe VIII/IX Ltd., 6.35% Sr. Sec. Nts., 6/30/21[3]	8,031,600	9,071,692
Pemex Project Funding Master Trust, 6.625% Unsec. Unsub. Bonds, 6/15/35	13,545,000	17,066,700
Pertamina Persero PT: 5.25% Nts., 5/23/21[3]	4,890,000	5,446,238
6% Sr. Unsec. Nts., 5/3/42[3]	5,275,000	5,736,563
6.50% Sr. Unsec. Nts., 5/27/41[3]	3,520,000	4,065,600
Petroleos de Venezuela SA: 4.90% Sr. Unsec. Nts., Series 2014, 10/28/14	11,540,000	10,449,470
8.50% Sr. Nts., 11/2/17[3]	13,140,000	11,924,550
12.75% Sr. Unsec. Nts., 2/17/22[3]	6,300,000	6,457,500

OPPENHEIMER GLOBAL STRATEGIC INCOME FUND	33

STATEMENT OF INVESTMENTS    Continued

	Principal Amount		Value
Oil, Gas & Consumable Fuels Continued
Petroleos Mexicanos: 1.95% Sr. Unsec. Nts., 12/20/22	$655,000		$672,272
2% Sr. Unsec. Nts., 12/20/22	3,255,000		3,348,975
5.50% Sr. Unsec. Unsub. Nts., 1/21/21	6,005,000		7,070,888
5.50% Sr. Unsec. Unsub. Nts., 6/27/44	11,080,000		12,215,700
6% Sr. Unsec. Unsub. Nts., 3/5/20	7,320,000		8,784,000
Petroleum Co. of Trinidad & Tobago Ltd., 9.75% Sr. Unsec. Nts., 8/14/19[3]	8,960,000		11,603,200
Quicksilver Resources, Inc.: 8.25% Sr. Unsec. Nts., 8/1/15	4,655,000		4,457,163
11.75% Sr. Nts., 1/1/16	3,825,000		3,882,375
Range Resources Corp., 8% Sr. Unsec. Sub. Nts., 5/15/19	4,150,000		4,627,250
Samson Investment Co., 9.75% Sr. Unsec. Nts., 2/15/20[3]	7,160,000		7,383,750
SandRidge Energy, Inc.: 7.50% Sr. Nts., 2/15/23[3]	5,820,000		6,009,150
8.75% Sr. Unsec. Nts., 1/15/20	4,165,000		4,529,438
Schahin II Finance Co. SPV Ltd., 5.875% Sr. Sec. Unsub. Nts., 9/25/22[3]	10,595,000		11,124,750
SM Energy Co., 6.50% Sr. Nts., 1/1/23[3]	4,670,000		4,909,338
Tengizchevroil LLP, 6.124% Nts., 11/15/14[6]	2,461,163		2,590,374
Tesoro Logistics LP/Tesoro Logistics Finance Corp., 5.875% Sr. Nts., 10/1/20[3]	2,070,000		2,126,925
Venoco, Inc., 8.875% Sr. Unsec. Nts., 2/15/19	6,700,000		5,862,500
			458,098,135
Financials—5.2%
Capital Markets—0.8%
Banco BTG Pactual SA (Cayman), 5.75% Unsec. Sub. Nts., 9/28/22[3]	6,145,000		6,237,175
Credit Suisse AG (Guernsey), 1.625% Sec. Bonds, 3/6/15[3]	1,371,000		1,397,197
Edgen Murray Corp., 12.25% Sr. Sec. Nts., 1/15/15	6,740,000		7,228,650
Nationstar Mortgage LLC/Nationstar Capital Corp.:
7.875% Sr. Unsec. Nts., 10/1/20[3]	2,065,000		2,111,463
10.875% Sr. Unsec. Nts., 4/1/15	17,300,000		18,835,375
Nuveen Investments, Inc., 9.50% Sr. Unsec. Nts., 10/15/20[3]	3,655,000		3,655,000
Pinafore LLC/Pinafore, Inc., 9% Sec. Nts., 10/1/18	11,044,000		12,369,280
Springleaf Finance Corp., 6.90% Nts., Series J, 12/15/17	6,165,000		5,271,075
UBS AG (Jersey Branch):
4.28% Unsec. Sub. Nts., 4/29/49	630,000	EUR	730,242
7.152% Unsec. Sub. Nts., 12/29/49	455,000	EUR	592,737
UBS AG (London), 2.25% Sec. Nts., 3/30/17[3]	1,800,000		1,875,816
UBS Capital Securities Jersey Ltd., 8.836% Sub. Nts., 4/29/49	910,000	EUR	1,186,936
Verso Paper Holdings LLC/Verso Paper, Inc.:
8.75% Sr. Sec. Nts., 2/1/19	11,805,000		5,784,450
11.375% Sr. Unsec. Sub. Nts., Series B, 8/1/16	2,576,000		1,532,720
			68,808,116

34	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

	Principal Amount		Value
Commercial Banks—2.8%
Akbank TAS, 5.125% Sr. Unsec. Nts., 7/22/15[6]	$5,715,000		$5,936,456
Alfa Bank/Alfa Bond Issuance plc, 7.875% Nts., 9/25/17[3]	7,935,000		8,591,621
Banco Bilbao Vizcaya Argentaria SA, 4% Sec. Nts., 2/25/25	640,000	EUR	718,482
Banco BMG SA:
8.875% Unsec. Sub. Nts., 8/5/20[3]	2,115,000		1,818,900
9.15% Nts., 1/15/16[6]	4,736,000		4,676,800
9.95% Unsec. Unsub. Nts., 11/5/19[3]	4,555,000		4,281,700
Banco do Brasil SA (Cayman), 9.25% Perpetual Jr. Sub. Bonds[3,17]	23,560,000		28,154,200
Banco do Estado do Rio Grande do Sul SA, 7.375% Sub Nts., 2/2/22[3]	8,820,000		9,856,350
Bancolombia SA, 5.125% Unsec. Sub. Nts., 9/11/22	6,535,000		6,633,025
Bank of Scotland plc:
4.875% Sr. Sec. Nts., 12/20/24	770,000	GBP	1,495,064
4.875% Sr. Sec. Unsub. Nts., 11/8/16	460,000	GBP	849,444
Barclays Bank plc:
2.25% Sr. Sec. Bonds, 5/10/17[3]	3,120,000		3,219,584
6% Sr. Unsec. Sub. Nts., 1/14/21	365,000	EUR	476,151
BBVA Banco Continental SA, 5% Sr. Unsec. Nts., 8/26/22[3]	4,890,000		5,036,700
BOM Capital plc, 6.699% Sr. Unsec. Nts., 3/11/15[3]	17,710,000		18,905,425
CIT Group, Inc.:
4.25% Sr. Unsec. Nts., 8/15/17	1,455,000		1,517,577
5% Sr. Unsec. Nts., 8/15/22	5,820,000		6,085,741
Commonwealth Bank of Australia (New York), 0.031% Sr. Unsec. Nts., 12/31/17[15]	2,260,000		2,268,177
Corp Andina de Fomento, 4.375% Sr. Unsec. Unsub. Nts., 6/15/22	5,665,000		6,173,524
Corp Financiera de Desarrollo SA, 4.75% Sr. Unsec. Nts., 2/8/22[3]	5,265,000		5,830,988
EUROFIMA, 6.25% Bonds, 12/28/18	3,120,000	AUD	3,586,476
Grupo Aval Ltd., 4.75% Sr. Unsec. Nts., 9/26/22[3]	6,505,000		6,423,688
Halyk Savings Bank of Kazakhstan JSC:
7.25% Unsec. Unsub. Nts., 5/3/17[3]	2,435,000		2,541,531
9.25% Sr. Nts., 10/16/13[6]	15,270,000		16,190,842
ICICI Bank Ltd., 6.375% Bonds, 4/30/22[3,4]	6,340,000		6,403,400
Lloyds TSB Bank plc:
6% Sr. Sec. Nts., 2/8/29	1,365,000	GBP	2,917,510
11.875% Unsec. Sub. Nts., 12/16/21	2,270,000	EUR	3,360,608
Royal Bank of Scotland plc (The):
2.375% Sr. Unsec. Sub. Nts., 11/2/15	275,000	CHF	276,714
13.125% Unsec. Sub. Nts., 3/19/22	660,000	AUD	778,231
Sberbank of Russia Via SB Capital SA:
5.40% Sr. Unsec. Nts., 3/24/17	16,145,000		17,369,437
6.125% Sr. Nts., 2/7/22[3]	13,650,000		15,117,375
Societe Generale SCF SA, 1.931% Sec. Unsub. Nts., 6/19/17[4]	400,000		405,073
Sparebank 1 Boligkreditt AS, 2.30% Sec. Bonds, 6/30/17[3]	2,250,000		2,352,123

OPPENHEIMER GLOBAL STRATEGIC INCOME FUND	35

STATEMENT OF INVESTMENTS    Continued

	Principal Amount		Value
Commercial Banks Continued
Stadshypotek AB:
1.875% Sec. Nts., 10/2/19[3,8]	$2,360,000		$2,364,689
6% Sec. Unsub. Bonds, 6/21/17	17,935,000	SEK	3,198,335
State Bank of India (London), 4.125% Sr. Unsec. Unsub. Nts., 8/1/17[3]	11,745,000		12,030,204
Sumitomo Mitsui Banking Corp., 1.80% Sr. Unsec. Nts., 7/18/17	1,365,000		1,388,171
Swedbank Hypotek AB, 2.375% Sec. Nts., 4/5/17[3]	1,710,000		1,792,841
Toronto-Dominion Bank (The), 1.50% Sec. Bonds, 3/13/17[3]	1,830,000		1,884,219
Turkiye Garanti Bankasi AS, 4.175% Sr. Unsec. Nts., 9/13/17[3]	4,890,000		4,905,159
Turkiye Halk Bankasi AS, 4.875% Sr. Unsec. Nts., 7/19/17[3]	5,885,000		6,039,776
VTB Capital SA:
6.315% Nts., 2/22/18[3]	13,425,000		14,181,633
6.465% Sr. Sec. Unsub. Nts., 3/4/15[3]	3,675,000		3,916,705
Yapi ve Kredi Bankasi AS, 6.75% Sr. Unsec. Nts., 2/8/17[3]	5,720,000		6,170,450
			258,121,099
Consumer Finance—0.2%
Community Choice Financial, Inc., 10.75% Sr. Sec. Nts., 5/1/19[3]	3,505,000		3,434,900
JSC Astana Finance, 9.16% Nts., 3/14/12[5]	27,100,000		2,032,500
Speedy Cash, Inc., 10.75% Sr. Sec. Nts., 5/15/18[3]	5,615,000		5,951,900
TMX Finance LLC/TitleMax Finance Corp., 13.25% Sr. Sec. Nts., 7/15/15	4,285,000		4,777,775
			16,197,075
Diversified Financial Services—0.5%
Autopistas del Nordeste Cayman Ltd., 9.39% Nts., 1/15/26[3]	9,238,368		9,433,297
Banco Invex SA, 30.969% Mtg.-Backed Certificates, Series 062U, 3/13/34[4,16]	17,962,375	MXN	1,612,613
Caisse Centrale Desjardins du Quebec, 1.60% Sec. Bonds, 3/6/17[3]	1,830,000		1,889,151
Export Credit Bank of Turkey, 5.875% Sr. Unsec. Nts., 4/24/19[3]	6,525,000		7,197,075
GMAC LLC, 8% Sr. Unsec. Nts., 11/1/31	8,835,000		10,345,785
Instituto de Credito Oficial:
5% Sr. Unsec. Unsub. Nts., 11/14/16	2,290,000		2,262,790
5% Sr. Unsec. Unsub. Nts., 4/10/17	4,505,000		4,416,107
JPMorgan Hipotecaria su Casita:
8.175% Sec. Nts., 8/26/35[6,16]	20,232,960	MXN	188,627
29.289% Mtg.-Backed Certificates, Series 06U, 9/25/35[4,16]	7,057,775	MXN	1,052,683
PHH Corp., 9.25% Sr. Unsec. Unsub. Nts., 3/1/16	9,665,000		11,138,913
			49,537,041
Insurance—0.2%
International Lease Finance Corp.:
8.625% Sr. Unsec. Unsub. Nts., 9/15/15	7,790,000		8,900,075
8.75% Sr. Unsec. Unsub. Nts., 3/15/17	7,988,000		9,385,900
Swiss Reinsurance Co. via ELM BV, 4.568% Sr. Sec. Sub. Nts., 5/25/49[4]	470,000	AUD	384,641
			18,670,616

36	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

	Principal Amount	Value
Real Estate Investment Trusts (REITs)—0.3%
FelCor Escrow Holdings LLC, 6.75% Sr. Sec. Nts., 6/1/19	$9,475,000	$10,209,313
OMEGA Healthcare Investors, Inc., 6.75% Sr. Unsec. Nts., 10/15/22	11,990,000	13,308,900

		23,518,213
Real Estate Management & Development—0.4%
Ainsworth Lumber Co. Ltd., 11% Sr. Unsec. Unsub. Nts., 7/29/15[3,9]	14,687,685	14,026,739
Realogy Corp.: 7.625% Sr. Sec. Nts., 1/15/20[3]	9,400,000	10,410,500
9% Sr. Sec. Nts., 1/15/20[3]	4,810,000	5,327,075
Wallace Theater Holdings, Inc., 12.50% Sr. Sec. Nts., 6/15/13[3,4]	6,170,000	6,139,150

		35,903,464
Health Care—1.2%
Biotechnology—0.1%
Grifols SA, 8.25% Sr. Sec. Nts., 2/1/18	3,760,000	4,173,600
Universal Hospital Services, Inc., 7.625% Sr. Sec. Nts., 8/15/20[3]	2,165,000	2,262,425

		6,436,025
Health Care Equipment & Supplies—0.3%
Accellent, Inc., 10% Sr. Unsec. Sub. Nts., 11/1/17	5,680,000	4,828,000
Alere, Inc.: 7.875% Sr. Unsec. Unsub. Nts., 2/1/16	5,080,000	5,334,000
8.625% Sr. Unsec. Sub. Nts., 10/1/18	4,990,000	5,264,450
Biomet, Inc.:
6.50% Sr. Unsec. Nts., 8/1/20[3]	3,805,000	3,952,444
11.625% Sr. Unsec. Sub. Nts., 10/15/17	1,992,000	2,123,970
Chiron Merger Sub, Inc., 10.50% Sec. Nts., 11/1/18[3]	1,135,000	1,205,938
Hologic, Inc., 6.25% Sr. Unsec. Nts., 8/1/20[3]	665,000	708,225

		23,417,027
Health Care Providers & Services—0.6%
Catalent Pharma Solutions, Inc., 9.50% Sr. Unsec. Nts., 4/15/15	1,039	1,064
CHS/Community Health Systems, Inc., 7.125% Sr. Unsec. Unsub. Nts., 7/15/20	2,880,000	3,076,200
Fresenius Medical Care US Finance II, Inc.:
5.625% Sr. Unsec. Nts., 7/31/19[3]	2,980,000	3,181,150
5.875% Sr. Unsec. Nts., 1/31/22[3]	1,490,000	1,598,025
Gentiva Health Services, Inc., 11.50% Sr. Unsec. Unsub. Nts., 9/1/18	5,730,000	5,436,338
HealthSouth Corp., 8.125% Sr. Unsec. Unsub. Nts., 2/15/20	1,936,000	2,158,640
Kindred Healthcare, Inc., 8.25% Sr. Unsec. Nts., 6/1/19	10,540,000	10,302,850
Multiplan, Inc., 9.875% Sr. Nts., 9/1/18[3]	4,240,000	4,706,400
Oncure Holdings, Inc., 11.75% Sr. Sec. Nts., 5/15/17	5,760,000	3,542,400
PSS World Medical, Inc., 6.375% Sr. Unsec. Unsub. Nts., 3/1/22	2,145,000	2,292,469
Radiation Therapy Services, Inc.:
8.875% Sr. Sec. Nts., 1/15/17	5,010,000	4,859,700
9.875% Sr. Unsec. Sub. Nts., 4/15/17	4,585,000	3,358,513

OPPENHEIMER GLOBAL STRATEGIC INCOME FUND	37

STATEMENT OF INVESTMENTS    Continued

	Principal Amount	Value
Health Care Providers & Services Continued
Select Medical Corp., 7.625% Sr. Unsec. Sub. Nts., 2/1/15	$1,096,000	$1,112,440
US Oncology, Inc., Escrow Shares (related to 9.125% Sr. Sec. Nts., 8/15/17)[5]	8,495,000	148,663
Vanguard Health Holding Co. II LLC/Vanguard Holding Co. II, Inc., 8% Sr. Nts., 2/1/18	7,295,000	7,823,888

		53,598,740
Health Care Technology—0.0%
MedAssets, Inc., 8% Sr. Unsec. Nts., 11/15/18	1,175,000	1,286,625
Life Sciences Tools & Services—0.0%
Jaguar Holding Co./Jaguar Merger Sub, Inc., 9.50% Sr. Unsec. Nts., 12/1/19[3]	3,730,000	4,205,575
Pharmaceuticals—0.2%
DJO Finance LLC/DJO Finance Corp., 10.875% Sr. Unsec. Nts., 11/15/14	2,615,000	2,719,600
Mylan, Inc., 6% Sr. Nts., 11/15/18[3]	3,865,000	4,116,225
Valeant Pharmaceuticals International, Inc., 6.875% Sr. Unsec. Nts., 12/1/18[3]	2,915,000	3,082,613
Warner Chilcott Co. LLC/Warner Chilcott Finance LLC, 7.75% Sr. Unsec. Nts., 9/15/18	9,185,000	9,850,913

		19,769,351
Industrials—3.8%
Aerospace & Defense—0.8%
BE Aerospace, Inc., 6.875% Sr. Nts., 10/1/20	4,026,000	4,488,990
DynCorp International, Inc., 10.375% Sr. Unsec. Nts., 7/1/17	19,355,000	16,790,463
Embraer SA, 5.15% Sr. Unsec. Unsub. Nts., 6/15/22	6,140,000	6,605,412
Huntington Ingalls Industries, Inc., 7.125% Sr. Unsec. Unsub. Nts., 3/15/21	8,420,000	9,104,125
Kratos Defense & Security Solutions, Inc., 10% Sr. Sec. Nts., 6/1/17	5,208,000	5,650,680
Schaeffler Finance BV, 8.50% Sr. Sec. Nts., 2/15/19[3]	5,090,000	5,726,250
TransDigm, Inc., 7.75% Sr. Unsec. Sub. Nts., 12/15/18	12,130,000	13,464,300
Triumph Group, Inc., 8.625% Sr. Unsec. Nts., 7/15/18	12,170,000	13,782,525

		75,612,745
Air Freight & Logistics—0.2%
Air Medical Group Holdings, Inc., 9.25% Sr. Sec. Nts., 11/1/18	4,890,000	5,354,550
SPL Logistics Escrow LLC/SPL Logistics Finance Corp., 8.875% Sr. Sec. Nts., 8/1/20[3]	9,365,000	10,067,375

		15,421,925
Airlines—0.2%
American Airlines 2011-2 Class A Pass-Through Trust, 8.625% Sec. Certificates, 4/15/23	3,610,179	3,885,455
Delta Air Lines, Inc., 12.25% Sr. Sec. Nts., 3/15/15[3]	13,555,000	14,774,950

		18,660,405
Building Products—0.2%
Associated Materials LLC, 9.125% Sr. Sec. Nts., 11/1/17[3]	5,215,000	5,136,775

38	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

	Principal Amount		Value
Building Products Continued
Ply Gem Industries, Inc.:
9.375% Sr. Nts., 4/15/17[3]	$5,585,000		$5,626,888
13.125% Sr. Unsec. Sub. Nts., 7/15/14	9,460,000		10,145,850

			20,909,513
Commercial Services & Supplies—0.3%
Cenveo Corp., 8.875% Sec. Nts., 2/1/18	2,755,000		2,624,138
First Data Corp., 6.75% Sr. Sec. Nts., 11/1/20[3]	5,820,000		5,812,725
R.R. Donnelley & Sons Co., 7.25% Sr. Nts., 5/15/18	9,915,000		9,890,213
STHI Holding Corp., 8% Sec. Nts., 3/15/18[3]	3,755,000		4,017,850
West Corp., 8.625% Sr. Unsec. Nts., 10/1/18	8,430,000		8,893,650

			31,238,576
Construction & Engineering—0.4%
IIRSA Norte Finance Ltd., 8.75% Sr. Nts., 5/30/24[6]	14,199,272		17,607,097
Odebrecht Finance Ltd.:
5.125% Sr. Nts., 6/26/22[3]	8,295,000		8,854,913
7% Sr. Unsec. Nts., 4/21/20[3]	4,400,000		4,994,000
7.125% Sr. Nts., 6/26/42[3]	6,150,000		6,866,475

			38,322,485
Electrical Equipment—0.1%
General Cable Corp., 5.75% Sr. Unsec. Unsub. Nts., 10/1/22[3]	2,760,000		2,815,200
Thermon Industries, Inc., 9.50% Sr. Sec. Nts., 5/1/17	5,237,000		5,858,894

			8,674,094
Industrial Conglomerates—0.0%
GE Capital Australia Funding Pty Ltd., 7% Bonds, 10/8/15	2,105,000	AUD	2,362,917
Machinery—0.7%
Actuant Corp., 5.625% Sr. Unsec. Unsub. Nts., 6/15/22	5,730,000		5,973,525
Cleaver-Brooks, Inc., 12.25% Sr. Sec. Nts., 5/1/16[6]	8,940,000		9,632,850
CNH Capital LLC, 6.25% Sr. Unsec. Nts., 11/1/16[3]	2,540,000		2,771,775
Manitowoc Co., Inc. (The), 8.50% Sr. Unsec. Nts., 11/1/20	12,605,000		14,164,869
Navistar International Corp., 3% Cv. Sr. Sub. Nts., 10/15/14	3,930,000		3,505,069
Terex Corp., 8% Sr. Unsec. Sub. Nts., 11/15/17	9,435,000		9,812,400
Thermadyne Holdings Corp., 9% Sr. Sec. Nts., 12/15/17	9,300,000		9,951,000
Xerium Technologies, Inc., 8.875% Sr. Unsec. Nts., 6/15/18	5,745,000		5,113,050

			60,924,538
Marine—0.2%
Drill Rigs Holdings, Inc., 6.50% Sr. Sec. Nts., 10/1/17[3]	720,000		717,300
Marquette Transportation Co./Marquette Transportation Finance Corp., 10.875% Sec. Nts., 1/15/17	13,580,000		14,360,850

OPPENHEIMER GLOBAL STRATEGIC INCOME FUND	39

STATEMENT OF INVESTMENTS    Continued

	Principal Amount	Value
Marine Continued
Navios Maritime Holdings, Inc./Navios Maritime Finance U.S., Inc., 8.875% Sr. Sec. Nts., 11/1/17	$2,750,000	$2,835,938

		17,914,088
Professional Services—0.1%
Altegrity, Inc., 10.50% Sr. Unsec. Sub. Nts., 11/1/15[6]	4,708,000	4,143,040
Road & Rail—0.4%
Avis Budget Car Rental LLC/Avis Budget Finance, Inc., 8.25% Sr. Unsec. Unsub. Nts., 1/15/19	4,195,000	4,588,281
Hertz Corp. (The), 7.50% Sr. Unsec. Nts., 10/15/18	11,150,000	12,097,750
Kazakhstan Temir Zholy Finance BV, 6.375% Sr. Unsec. Nts., 10/6/20[3]	3,215,000	3,869,606
Transnet SOC Ltd., 4% Sr. Unsec. Nts., 7/26/22[3]	5,965,000	6,078,335
Western Express, Inc., 12.50% Sr. Sec. Nts., 4/15/15[3]	18,908,000	12,762,900

		39,396,872
Trading Companies & Distributors—0.2%
UR Financing Escrow Corp.:
7.375% Sr. Unsec. Nts., 5/15/20[3]	11,450,000	12,337,375
7.625% Sr. Unsec. Nts., 4/15/22[3]	2,865,000	3,144,338

		15,481,713
Information Technology—1.1%
Communications Equipment—0.2%
Avaya, Inc., 7% Sr. Sec. Nts., 4/1/19[3]	9,230,000	8,630,050
ViaSat, Inc., 6.875% Sr. Unsec. Unsub. Nts., 6/15/20	4,298,000	4,448,430
Zayo Group LLC/Zayo Capital, Inc.:
8.125% Sr. Sec. Nts., 1/1/20	2,155,000	2,365,113
10.125% Sr. Sec. Nts., 7/1/20	1,440,000	1,598,400

		17,041,993
Computers & Peripherals—0.1%
Seagate HDD (Cayman), 7% Sr. Unsec. Nts., 11/1/21	7,885,000	8,476,375
Electronic Equipment, Instruments & Components—0.0%
Anixter, Inc., 5.625% Sr. Unsec. Nts., 5/1/19	3,575,000	3,753,750
Internet Software & Services—0.2%
ITC DeltaCom, Inc., 10.50% Sr. Sec. Nts., 4/1/16	17,380,000	18,683,500
IT Services—0.2%
Ceridian Corp., 11.25% Sr. Unsec. Nts., 11/15/15	5,930,000	5,870,700
First Data Corp.:
9.875% Sr. Unsec. Nts., 9/24/15	4,515,000	4,627,875
12.625% Sr. Unsec. Nts., 1/15/21	7,910,000	8,236,288

		18,734,863
Semiconductors & Semiconductor Equipment—0.3%
Advanced Micro Devices, Inc., 7.75% Sr. Unsec. Nts., 8/1/20	6,287,000	6,412,740
Amkor Technologies, Inc., 6.625% Sr. Unsec. Nts., 6/1/21	4,440,000	4,528,800

40	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

	Principal Amount	Value
Semiconductors & Semiconductor Equipment Continued
Freescale Semiconductor, Inc.:
9.25% Sr. Sec. Nts., 4/15/18[3]	$8,020,000	$8,761,850
10.75% Sr. Unsec. Nts., 8/1/20	8,679,000	9,438,413

		29,141,803
Software—0.1%
Lawson Software, Inc., 9.375% Sr. Nts., 4/1/19[3]	1,795,000	2,001,425
SunGard Data Systems, Inc.:
7.375% Sr. Unsec. Nts., 11/15/18	2,685,000	2,893,088
7.625% Sr. Unsec. Nts., 11/15/20	2,935,000	3,199,150

		8,093,663
Materials—2.2%
Chemicals—0.5%
ADS Waste Holdings, Inc., 8.25% Sr. Nts., 10/1/20[3,8]	1,425,000	1,457,063
Braskem America Finance Co., 7.125% Sr. Unsec. Nts., 7/22/41[3]	5,745,000	6,118,425
Braskem Finance Ltd.:
5.375% Sr. Unsec. Nts., 5/2/22[3]	8,165,000	8,491,600
5.75% Sr. Unsec. Nts., 4/15/21[3]	1,970,000	2,098,050
Ferro Corp., 7.875% Sr. Unsec. Nts., 8/15/18	4,010,000	3,889,700
Hexion U.S. Finance Corp./Hexion Nova Scotia Finance ULC, 8.875% Sr. Sec. Nts., 2/1/18	4,775,000	4,930,188
Ineos Finance plc, 8.375% Sr. Sec. Bonds, 2/15/19[3]	7,170,000	7,573,313
LyondellBasell Industries NV, 6% Sr. Unsec. Nts., 11/15/21	6,260,000	7,167,700
Mexichem SAB de CV:
4.875% Sr. Unsec. Nts., 9/19/22[3]	3,250,000	3,306,875
6.75% Sr. Unsec. Nts., 9/19/42[3]	2,600,000	2,704,520
Scotts Miracle-Gro Co. (The), 6.625% Sr. Unsec. Unsub. Nts., 12/15/20	1,200,000	1,299,000

		49,036,434
Construction Materials—0.3%
Building Materials Corp. of America, 6.75% Sr. Nts., 5/1/21[3]	5,765,000	6,327,088
CEMEX Espana Luxembourg, 9.875% Sr. Sec. Nts., 4/30/19[3]	7,495,000	7,701,113
CEMEX SAB de CV, 9% Sr. Sec. Nts., 1/11/18[3]	4,605,000	4,628,025
Ply Gem Industries, Inc., 8.25% Sr. Sec. Nts., 2/15/18	6,230,000	6,533,713

		25,189,939
Containers & Packaging—0.4%
Berry Plastics Corp., 9.75% Sec. Nts., 1/15/21	5,895,000	6,749,775
Consolidated Container Co. LLC/Consolidated Container Capital, Inc., 10.125% Sr. Unsec. Nts., 7/15/20[3]	2,160,000	2,311,200
Polymer Group, Inc., 7.75% Sr. Sec. Nts., 2/1/19	10,450,000	11,181,500
Rock-Tenn Co., 4.45% Sr. Unsec. Nts., 3/1/19[3]	2,150,000	2,272,277
Verso Paper Holdings LLC/Verso Paper, Inc., 11.75% Sr. Sec. Nts., 1/15/19[3]	15,199,000	11,779,225

		34,293,977

OPPENHEIMER GLOBAL STRATEGIC INCOME FUND	41

STATEMENT OF INVESTMENTS    Continued

	Principal Amount		Value
Metals & Mining—0.6%
Aleris International, Inc., 7.625% Sr. Unsec. Nts., 2/15/18	$8,680,000		$9,265,900
Alrosa Co. Ltd., 8.25% Sr. Unsec. Nts., 6/23/15[4]	71,890,000	RUR	2,319,515
Alrosa Finance SA, 7.75% Nts., 11/3/20[3]	11,545,000		13,132,438
Consolidated Minerals Ltd., 8.875% Sr. Sec. Nts., 5/1/16[3]	4,650,000		3,836,250
CSN Islands XI Corp., 6.875% Sr. Unsec. Nts., 9/21/19[3]	4,890,000		5,476,800
Ferrexpo Finance plc, 7.875% Sr. Unsec. Bonds, 4/7/16[3]	5,195,000		4,935,250
JSC Severstal, 6.70% Nts., 10/25/17[3]	8,775,000		9,423,385
Novelis, Inc., 8.75% Sr. Unsec. Nts., 12/15/20	2,235,000		2,486,438
Novolipetsk Steel OJSC, 4.95% Nts., 9/26/19[3]	6,905,000		6,855,512

			57,731,488
Paper & Forest Products—0.4%
Appleton Papers, Inc., 10.50% Sr. Sec. Nts., 6/15/15[3]	4,830,000		5,156,025
Catalyst Paper Corp.:
11% Sr. Sec. Nts., 12/15/16	13,074,634		10,328,961
13% Sec. Nts., 12/15/16[4,6]	3,328,703		3,228,842
NewPage Corp., 11.375% Sr. Sec. Nts., 12/31/14[5]	13,705,000		8,702,675
Norske Skogindustrier ASA, 6.125% Unsec. Bonds, 10/15/15[3]	7,060,000		5,753,900

			33,170,403
Telecommunication Services—2.5%
Diversified Telecommunication Services—1.1%
Brasil Telecom SA, 9.75% Sr. Unsec. Nts., 9/15/16[3]	11,210,000	BRR	5,833,790
Cincinnati Bell, Inc.:
8.25% Sr. Nts., 10/15/17	6,430,000		6,896,175
8.75% Sr. Unsec. Sub. Nts., 3/15/18	4,845,000		4,941,900
Colombia Telecomunicaciones SA ESP, 5.375% Sr. Unsec. Nts., 9/27/22[3]	4,610,000		4,690,675
Frontier Communications Corp.: 8.25% Sr. Unsec. Nts., 4/15/17	4,515,000		5,147,100
8.50% Sr. Unsec. Nts., 4/15/20	3,005,000		3,410,675
Intelsat Bermuda Ltd.:
11.25% Sr. Unsec. Nts., 2/4/17	9,655,000		10,246,369
11.50% Sr. Unsec. Nts., 2/4/17[9]	5,259,375		5,594,660
Intelsat Jackson Holdings SA, 7.25% Sr. Unsec. Nts., 10/15/20	2,810,000		3,038,313
Level 3 Communications, Inc., 8.875% Sr. Unsec. Nts., 6/1/19[3]	6,595,000		6,949,481
Level 3 Financing, Inc., 9.375% Sr. Unsec. Unsub. Nts., 4/1/19	4,715,000		5,257,225
Telemar Norte Leste SA, 5.50% Sr. Unsec. Nts., 10/23/20[3]	27,570,000		29,086,350
Wind Acquisition Finance SA, 7.25% Sr. Sec. Nts., 2/15/18[3]	9,355,000		8,934,025
Windstream Corp., 7.50% Sr. Unsec. Unsub. Nts., 6/1/22[3]	4,470,000		4,760,550

			104,787,288
Wireless Telecommunication Services—1.4%
America Movil SAB de CV, 8.46% Sr. Unsec. Unsub. Bonds, 12/18/36	42,300,000	MXN	3,497,679

42	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

	Principal Amount		Value
Wireless Telecommunication Services Continued
Cricket Communications, Inc.:
7.75% Sr. Unsec. Nts., 10/15/20	$7,695,000		$7,541,100
10% Sr. Unsec. Unsub. Nts., 7/15/15	3,445,000		3,634,475
Digicel Group Ltd., 8.25% Sr. Unsec. Nts., 9/30/20[3]	4,635,000		4,889,925
Leap Wireless International, Inc., 4.50% Cv. Sr. Unsec. Nts., 7/15/14	4,980,000		4,768,350
MetroPCS Wireless, Inc., 6.625% Sr. Unsec. Nts., 11/15/20	9,170,000		9,639,963
MTS International Funding Ltd., 8.625% Sr. Unsec. Nts., 6/22/20[3]	8,935,000		10,911,422
SBA Telecommunications, Inc., 5.75% Sr. Unsec. Unsub. Nts., 7/15/20[3]	2,880,000		3,034,800
Sistema International Funding SA, 6.95% Unsec. Nts., 5/17/19[3]	6,105,000		6,456,038
Sprint Capital Corp.:
6.875% Sr. Unsec. Nts., 11/15/28	5,165,000		4,777,625
8.75% Nts., 3/15/32	2,315,000		2,407,600
Sprint Nextel Corp., 9% Sr. Unsec. Nts., 11/15/18[3]	8,560,000		10,293,400
Vimpel Communications:
8.85% Sr. Unsec. Nts., 3/8/22[4]	78,800,000	RUR	2,511,521
8.85% Sr. Unsec. Nts., 3/8/22[4]	78,800,000	RUR	2,511,774
Vimpel Communications/VIP Finance Ireland Ltd. OJSC:
7.748% Sec. Nts., 2/2/21[3]	5,770,000		6,181,113
9.125% Sr. Unsec. Nts., 4/30/18[3]	21,600,000		24,833,520
VimpelCom, 7.504% Sr. Unsec. Unsub. Nts., 3/1/22[3]	14,110,000		14,833,138
Wind Acquisition Finance SA, 11.75% Sr. Sec. Nts., 7/15/17[3]	3,080,000		2,918,300

			125,641,743
Utilities—2.4%
Electric Utilities—1.5%
Dubai Electricity & Water Authority, 7.375% Sr. Unsec. Unsub. Nts., 10/21/20[3]	9,660,000		11,340,840
Empresa Distribuidora y Comercializadora Norte SA, 9.75% Nts., 10/25/22[3]	3,305,000		1,685,550
Empresas Publicas de Medellin ESP, 7.625% Sr. Unsec. Nts., 7/29/19[3]	5,160,000		6,540,300
Energy Future Intermediate Holding Co. LLC, 10% Sr. Sec. Nts., 12/1/20	8,524,000		9,632,120
Eskom Holdings Ltd.:
5.75% Sr. Unsec. Bonds, 1/26/21[3]	5,965,000		6,829,925
7.85% Sr. Unsec. Unsub. Nts., Series ES26, 4/2/26	115,000,000	ZAR	13,717,304
10% Nts., Series ES23, 1/25/23	152,000,000	ZAR	21,851,639
Israel Electric Corp. Ltd.:
6.70% Sr. Unsec. Nts., 2/10/17[3]	6,315,000		6,827,949
7.25% Nts., 1/15/19[3]	28,895,000		31,467,984
Majapahit Holding BV:
7.75% Nts., 10/17/16[3]	5,530,000		6,573,788
8% Sr. Unsec. Nts., 8/7/19[3]	4,620,000		5,855,850
National Power Corp., 5.875% Unsec. Unsub. Bonds, 12/19/16	421,000,000	PHP	10,350,131
Perusahaan Listrik Negara PT, 5.50% Sr. Unsec. Nts., 11/22/21[3]	7,420,000		8,338,225

			141,011,605

OPPENHEIMER GLOBAL STRATEGIC INCOME FUND	43

STATEMENT OF INVESTMENTS    Continued

	Principal Amount	Value
Energy Traders—0.6%
AES Corp. (The):
7.375% Sr. Unsec. Unsub. Nts., 7/1/21	$2,465,000	$2,822,425
8% Sr. Unsec. Unsub. Nts., 10/15/17	4,100,000	4,756,000
Calpine Corp.:
7.50% Sr. Sec. Nts., 2/15/21[3]	4,250,000	4,611,250
7.875% Sr. Sec. Nts., 1/15/23[3]	2,620,000	2,908,200
Colbun SA, 6% Sr. Unsec. Nts., 1/21/20[3]	11,325,000	12,776,627
Comision Federal de Electricidad, 4.875% Sr. Nts., 5/26/21[3]	6,155,000	6,939,763
Energy Future Holdings Corp., 10% Sr. Sec. Nts., 1/15/20	8,815,000	9,762,613
First Wind Capital LLC, 10.25% Sr. Sec. Nts., 6/1/18[6]	1,303,000	1,335,575
Foresight Energy LLC, 9.625% Sr. Unsec. Nts., 8/15/17[3]	4,490,000	4,669,600
NRG Energy, Inc., 6.625% Sr. Unsec. Nts., 3/15/23[3]	1,375,000	1,407,656

		51,989,709
Gas Utilities—0.3%
AmeriGas Finance LLC/AmeriGas Finance Corp., 6.75% Sr. Unsec. Nts., 5/20/20	9,085,000	9,720,950
Empresa de Energia de Bogota SA ESP, 6.125% Sr. Unsec. Unsub. Nts., 11/10/21[3]	4,980,000	5,502,900
Transportadora de Gas Internacional SA ESP, 5.70% Sr. Unsec. Nts., 3/20/22[3]	7,265,000	7,846,200

		23,070,050
Total Corporate Bonds and Notes (Cost $2,659,286,155)		2,716,696,754
	Shares
Preferred Stocks—0.2%
Ally Financial, Inc., 7% Cum., Series G, Non-Vtg.	9,759	9,129,850
Greektown Superholdings, Inc., Cv., Series A-1[1,2]	90,979	6,414,020

Total Preferred Stocks (Cost $18,091,008)		15,543,870
Common Stocks—0.2%
American Media Operations, Inc.[1,2]	801,816	10,423,608
Arco Capital Corp. Ltd.[1,2,6]	2,494,716	3,742,074
Catalyst Paper Corp.[2]	754,474	844,188
Global Aviation Holdings, Inc.[2]	7,700	—
Greektown Superholdings, Inc., Series A-1[1,2]	11,417	593,684
Premier Holdings Ltd.[2]	1,088,661	—
Total Common Stocks (Cost $71,767,210)		15,603,554
	Units
Rights, Warrants and Certificates—0.0%
MediaNews Group, Inc. Wts., Strike Price $0.001, Exp. 3/19/17[2] (Cost $24,912,707)	88,579	3,187

44	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

	Principal Amount		Value
Structured Securities—2.7%
Barclays Bank plc: Indonesia (Republic of) Total Return Linked Bonds, 7%, 5/19/27	30,690,000,000	IDR	$3,397,707
Indonesia (Republic of) Total Return Linked Bonds, 8.25%, 6/17/32	80,450,000,000	IDR	9,807,586
Citigroup Global Markets Holdings, Inc.:
Colombia (Republic of) Credit Linked Bonds, 11.25%, 10/25/18[6]	8,155,000,000	COP	5,785,636
Colombia (Republic of) Credit Linked Nts., Series 2, 10%, 7/25/24	41,194,000,000	COP	29,701,634
Colombia (Republic of) Credit Linked Nts., Series 2, 10%, 7/25/24[6]	10,250,000,000	COP	7,390,439
Colombia (Republic of) Total Return Linked Bonds, Series 2, 11%, 7/27/20	10,191,000,000	COP	7,341,223
Credit Suisse First Boston International, Moitk Total Return Linked Nts., 21%, 3/30/11[5]	196,587,000	RUR	—
Credit Suisse First Boston, Inc. (Nassau Branch), Russian Specialized Construction & Installation Administration Total Return Linked Nts., 13%, 5/24/10[5]	335,100,000	RUR	—
Deutsche Bank AG: Coriolanus Ltd. Sec. Credit Linked Bonds, Series 128, 3.006%, 5/6/25[6,15]	4,674,011		3,438,392
Coriolanus Ltd. Sec. Credit Linked Bonds, 3.061%, 5/6/25[6,15]	5,955,409		4,381,041
Coriolanus Ltd. Sec. Credit Linked Bonds, 3.10%, 5/6/25[6,15]	5,141,542		3,782,327
Coriolanus Ltd. Sec. Credit Linked Bonds, 3.134%, 5/6/25[6,15]	4,595,890		3,380,923
Coriolanus Ltd. Sec. Credit Linked Bonds, 3.187%, 5/6/25[6,15]	5,722,256		4,209,524
Coriolanus Ltd. Sec. Credit Linked Bonds, 3.238%, 5/6/25[6,15]	6,531,087		4,804,533
Coriolanus Ltd. Sec. Credit Linked Bonds, 3.266%, 5/6/25[6,15]	5,217,574		3,838,259
Coriolanus Ltd. Sec. Credit Linked Bonds, 3.338%, 5/6/25[6,15]	4,904,297		3,607,800
Coriolanus Ltd. Sec. Credit Linked Nts., 15.755%, 12/31/17[6,16]	36,050,000	BRR	21,307,244
Opic Reforma I Credit Linked Nts., Cl. 2A, 8.308%, 5/22/15[4,6]	1,803,555	MXN	133,196
Opic Reforma I Credit Linked Nts., Cl. 2B, 8.308%, 5/22/15[4,6]	3,155,364	MXN	233,029
Opic Reforma I Credit Linked Nts., Cl. 2C, 8.308%, 5/22/15[4,6]	47,575,229	MXN	3,513,509
Opic Reforma I Credit Linked Nts., Cl. 2D, 8.308%, 5/22/15[4,6]	3,467,217	MXN	256,060
Opic Reforma I Credit Linked Nts., Cl. 2E, 8.308%, 5/22/15[4,6]	2,518,999	MXN	186,032
Opic Reforma I Credit Linked Nts., Cl. 2F, 8.308%, 5/22/15[4,6]	1,608,758	MXN	118,809
Opic Reforma I Credit Linked Nts., Cl. 2G, 8.308%, 5/22/15[4,6]	296,268	MXN	21,880
Goldman Sachs Capital Markets LP, Colombia (Republic of) Credit Linked Nts., Cl. B, 10%, 7/30/24[3,8]	57,780,000,000	COP	41,638,905
Goldman Sachs Group, Inc., United Mexican States Credit Linked Nts., 9.05%, 2/8/37[3,8,15]	1,131,000,000	MXN	10,324,354
Hallertau SPC Credit Linked Nts.:
Series 2007-01, 2.787%, 12/20/17[4,6]	24,000,000		22,452,000
Series 2008-01, 9.878%, 8/2/10[5,6,15]	37,994,727	BRR	—
HSBC Bank USA NA, Indonesia (Republic of) Credit Linked Nts., 8.25%, 6/15/32[3]	21,300,000,000	IDR	2,596,664
JPMorgan Chase & Co.: Colombia (Republic of) Credit Linked Nts., 11%, 7/28/20[6]	4,890,000,000	COP	3,523,142
Indonesia (Republic of) Credit Linked Nts., 7%, 5/19/27[3]	74,660,000,000	IDR	8,265,650
Indonesia (Republic of) Credit Linked Nts., 8.25%, 6/17/32[3]	4,490,000,000	IDR	547,372
LB Peru Trust II Certificates, Series 1998-A, 4.541%, 2/28/16[5]	14,029,589		1,402,959
Merrill Lynch, Colombia (Republic of) Credit Linked Nts., 10%, 11/17/16[6]	7,928,000,000	COP	4,945,047

OPPENHEIMER GLOBAL STRATEGIC INCOME FUND	45

STATEMENT OF INVESTMENTS    Continued

	Principal Amount		Value
Structured Securities Continued
Morgan Stanley:
Peru (Republic of) Credit Linked Nts., 6.25%, 3/23/17[3]	15,932,000	PEN	$5,856,352
Russian Federation Total Return Linked Bonds, Series 007, Cl. VR, 5%, 8/22/34	186,106,454	RUR	2,839,413
Morgan Stanley Capital Services, Inc.: Brazil (Federative Republic of) Credit Linked Nts., 12.561%, 1/5/22[3,15]	113,353,000	BRR	12,508,110
United Mexican States Credit Linked Nts., 5.64%, 11/20/15[3]	300,000		274,080
UBS AG, Indonesia (Republic of) Total Return Linked Nts., 8.25%, 6/17/32	72,910,000,000	IDR	8,888,345
Total Structured Securities (Cost $300,878,585)			246,699,176

	Expiration Date	Strike Price	Contracts
Options Purchased—0.3%
3-Month FX Basket Put/USD Call[2]	10/31/12	$ 96.000	8,590,000	158
90-Day Euro$ Futures, 12/17/12 Put[2]	12/18/12	99.500	1,520	28,500
Australian Dollar (AUD) Call[2]	10/18/12	1 AUD per 1.065 USD	156,275,000	116,222
Australian Dollar (AUD) Call[2]	10/19/12	1 AUD per 1.065 USD	155,000,000	124,724
Australian Dollar (AUD) Futures, 12/17/12 Call[2]	10/8/12	104.000	143	27,170
Australian Dollar (AUD) Futures, 12/17/12 Call[2]	10/8/12	104.500	251	25,100
Australian Dollar (AUD) Futures, 12/17/12 Put[2]	10/8/12	101.500	47	5,170
Brazilian Real (BRR) Call[2]	10/18/12	1 USD per 1.820 BBR	47,310,000	—
Brazilian Real (BRR) Call[2]	10/18/12	1 USD per 1.900 BBR	49,430,000	659
British Pound Sterling (GBP) Futures, 12/17/12 Call[2]	10/8/12	164.000	182	4,550
British Pound Sterling (GBP) Put[2]	9/9/13	1 GBP per 1.560 USD	9,113,661	253,424
British Pound Sterling (GBP) Put[2]	9/11/13	1 GBP per 1.550 USD	9,107,724	231,131
British Pound Sterling (GBP) Put[2]	8/16/13	1 GBP per 1.550 USD	12,772,984	303,213
Canadian Dollar (CAD) Put[2]	10/8/12	1 AUD per 0.980 CAD	8,950,000	38
Candian Dollar (CAD) Futures, 12/18/12 Put[2]	10/8/12	100.000	280	14,000
Candian Dollar (CAD) Futures, 12/18/12 Put[2]	10/8/12	100.500	401	48,120
Euro (EUR) Call[2]	12/21/12	1 GBP per 1.300 USD	47,410,000	679,600
Euro (EUR) Call[2]	12/21/12	1 GBP per 1.300 USD	53,330,000	764,460
Euro (EUR) FX Futures, 12/17/12 Call[2]	10/8/12	1.320	59	2,581
Euro (EUR) FX Futures, 12/17/12 Call[2]	12/10/12	1.340	5	2,313
Euro (EUR) FX Futures, 12/17/12 Put[2]	10/8/12	1.290	75	60,938
Euro (EUR) FX Futures, 12/17/12 Put[2]	10/8/12	1.210	729	4,556
Euro (EUR) FX Futures, 12/17/12 Put[2]	10/8/12	1.170	23	144
Euro (EUR) FX Futures, 12/17/12 Put[2]	10/8/12	1.190	752	4,700

46	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

	Expiration Date	Strike Price	Contracts	Value
Options Purchased Continued
Euro (EUR) FX Futures, 12/17/12 Put[2]	10/8/12	$ 1.210	1,234	$7,713
Euro (EUR) FX Futures, 12/17/12 Put[2]	10/8/12	1.230	365	2,281
Euro (EUR) FX Futures, 12/17/12 Put[2]	10/8/12	1.240	97	606
Euro (EUR) FX Futures, 12/17/12 Put[2]	10/8/12	1.260	1,062	92,925
Euro (EUR) FX Futures, 12/17/12 Put[2]	10/8/12	1.270	89	13,350
Euro (EUR) FX Futures, 12/17/12 Put[2]	10/8/12	1.280	1	563
Euro (EUR) FX Futures, 12/17/12 Put[2]	11/12/12	1.230	182	45,500
Euro (EUR) FX Futures, 12/17/12 Put[2]	11/12/12	1.260	128	84,800
Euro (EUR) FX Futures, 12/17/12 Put[2]	12/10/12	1.240	182	141,050
Euro (EUR) FX Futures, 12/17/12 Put[2]	12/10/12	1.270	36	61,200
Euro-Bundesobligation Futures, 12/6/12 Put[2]	10/29/12	138.500 EUR	939	205,132
Euro-Bundesobligation Futures, 12/6/12 Put[2]	10/29/12	140.000 EUR	625	337,326
Indian Rupee (INR) Call[2]	12/21/12	1 USD per 53.200 INR	2,307,800,000	671,685
Japanese Yen (JPY) Call[2]	12/21/12	1 USD per 77.250 JPY	735,440,000	87,834
Japanese Yen (JPY) Call[2]	12/28/12	1 USD per 77.000 JPY	1,477,885,000	164,696
Japanese Yen (JPY) Futures, 12/17/12 Put[2]	10/8/12	126.500	13	1,788
Japanese Yen (JPY) Futures, 12/17/12 Put[2]	10/8/12	127.000	50	11,250
Japanese Yen (JPY) Futures, 12/17/12 Put[2]	10/8/12	127.500	271	98,238
Japanese Yen (JPY) Futures, 12/17/12 Put[2]	10/8/12	122.500	18	113
Japanese Yen (JPY) Futures, 12/17/12 Put[2]	10/8/12	124.500	358	6,713
Japanese Yen (JPY) Futures, 12/17/12 Put[2]	10/8/12	125.000	275	8,594
Japanese Yen (JPY) Futures, 12/17/12 Put[2]	10/8/12	126.000	94	8,225
Japanese Yen (JPY) Futures, 12/17/12 Put[2]	11/12/12	126.000	75	45,000
Japanese Yen (JPY) Put[2]	3/29/13	1 USD per 85.000 JPY	740,000,000	24,672
Japanese Yen (JPY) Put[2]	5/31/13	1 USD per 82.000 JPY	1,493,665,337	186,902
Japanese Yen (JPY) Put[2]	8/22/13	1 USD per 80.000 JPY	729,521,058	190,157
Japanese Yen (JPY) Put[2]	9/11/13	1 USD per 80.000 JPY	728,617,882	198,228
Mexican Nuevo Peso (MXN) Call[2]	11/8/12	1 USD per 12.740 MXN	585,700,000	335,981
Mexican Nuevo Peso (MXN) Call[2]	11/9/12	1 USD per 12.840 MXN	668,100,000	556,173
Mexican Nuevo Peso (MXN) Call[2]	11/13/12	1 USD per 12.930 MXN	672,500,000	762,447
Mexican Nuevo Peso (MXN) Call[2]	11/27/12	1 USD per 12.780 MXN	1,998,700,000	1,612,411
Mexican Nuevo Peso (MXN) Call[2]	12/14/12	1 USD per 12.440 MXN	972,165,000	350,018
Mexican Nuevo Peso (MXN) Call[2]	12/20/12	1 USD per 12.870 MXN	365,900,000	440,873

OPPENHEIMER GLOBAL STRATEGIC INCOME FUND	47

STATEMENT OF INVESTMENTS    Continued

	Expiration Date	Strike Price	Contracts	Value
Options Purchased Continued
Mexican Nuevo Peso (MXN) Call[2]	12/20/12	1 USD per 12.870 MXN	365,900,000	$440,873
Mexican Nuevo Peso (MXN) Call[2]	12/20/12	1 USD per 12.870 MXN	365,900,000	440,873
New Taiwain Dollar (TWD) Call[2]	12/14/12	1 USD per 28.829 TWD	2,253,700,000	146,378
New Turkish Lira (TRY) Call[2]	10/19/12	1 USD per 1.780 TRY	38,560,000	55,533
New Turkish Lira (TRY) Call[2]	10/19/12	1 USD per 1.780 TRY	30,830,000	45,560
New Turkish Lira (TRY) Call[2]	10/19/12	1 USD per 1.780 TRY	139,050,000	200,254
New Turkish Lira (TRY) Call[2]	10/19/12	1 USD per 1.780 TRY	168,000,000	248,269
New Turkish Lira (TRY) Call[2]	10/19/12	1 USD per 1.780 TRY	34,800,000	51,427
New Turkish Lira (TRY) Call[2]	11/28/12	1 USD per 1.830 TRY	96,500,000	1,134,492
New Turkish Lira (TRY) Call[2]	12/6/12	1 USD per 1.840 TRY	48,270,000	667,054
New Turkish Lira (TRY) Put[2]	11/28/12	1 EUR per 2.300 TRY	26,385,000	235,588
New Turkish Lira (TRY) Put[2]	12/6/12	1 EUR per 2.310 TRY	13,140,000	165,498
Polish Zloty (PLZ) Call[2]	11/16/12	1 USD per 3.148 PLZ	133,530,000	477,063
Russian Ruble (RUR) Call[2]	11/27/12	1 USD per 31.150 RUR	4,873,700,000	2,075,368
Russian Ruble (RUR) Call[2]	11/29/12	1 USD per 31.250 RUR	1,106,600,000	521,762
Russian Ruble (RUR) Call[2]	12/21/12	1 USD per 31.000 RUR	882,000,000	364,566
Russian Ruble (RUR) Call[2]	12/21/12	1 USD per 31.000 RUR	882,000,000	364,566
Russian Ruble (RUR) Call[2]	12/21/12	1 USD per 31.000 RUR	882,000,000	364,566
South African Rand (ZAR) Call[2]	11/21/12	1 USD per 8.218 ZAR	323,950,000	652,490
South African Rand (ZAR) Call[2]	11/26/12	1 USD per 8.202 ZAR	323,025,000	645,992
South African Rand (ZAR) Call[2]	11/27/12	1 USD per 8.055 ZAR	630,135,000	800,221
South African Rand (ZAR) Call[2]	11/27/12	1 USD per 8.055 ZAR	630,135,000	800,221
South African Rand (ZAR) Call[2]	12/20/12	1 USD per 8.255 ZAR	234,800,000	633,051
South African Rand (ZAR) Call[2]	12/21/12	1 USD per 8.255 ZAR	234,800,000	636,130
South African Rand (ZAR) Call[2]	12/21/12	1 USD per 8.255 ZAR	234,800,000	636,130
South Korean Won (KRW) Call[2]	10/29/12	1 USD per 1,103.000 KRW	33,735,000,000	86,024
South Korean Won (KRW) Call[2]	10/29/12	1 USD per 1,103.000 KRW	30,800,000,000	78,540
South Korean Won (KRW) Call[2]	10/31/12	1 USD per 1,094.500 KRW	85,560,000,000	113,795
South Korean Won (KRW) Call[2]	10/31/12	1 USD per 1,094.500 KRW	85,560,000,000	113,795
South Korean Won (KRW) Call[2]	11/27/12	1 USD per 1,111.250 KRW	173,864,000,000	1,297,025
U.S. Treasury Long Bonds Futures, 12/19/12 Call[2]	10/1/12	150.000	866	13,531
U.S. Treasury Long Bonds Futures, 12/19/12 Call[2]	10/1/12	151.000	370	5,781
U.S. Treasury Long Bonds Futures, 12/19/12 Put[2]	10/1/12	149.000	384	6,000
U.S. Treasury Long Bonds Futures, 12/19/12 Put[2]	10/8/12	147.000	384	78,000
U.S. Treasury Long Bonds Futures, 12/19/12 Put[2]	10/8/12	148.000	384	156,000
U.S. Treasury Long Bonds Futures, 12/19/12 Put[2]	10/15/12	147.000	383	137,641

48	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

	Expiration Date	Strike Price	Contracts	Value
Options Purchased Continued
U.S. Treasury Long Bonds, 20 yr. Futures, 12/19/12 Put[2]	10/29/12	$138.000	698	$21,813
U.S. Treasury Long Bonds, 20 yr. Futures, 12/19/12 Put[2]	10/29/12	142.000	698	76,344
U.S. Treasury Long Bonds, 20 yr. Futures, 12/19/12 Put[2]	10/29/12	144.000	384	96,000
U.S. Treasury Long Bonds, 20 yr. Futures, 12/19/12 Put[2]	10/29/12	146.000	391	201,609
U.S. Treasury Long Bonds, 20 yr. Futures, 12/19/12 Put[2]	11/26/12	145.000	384	366,000
U.S. Treasury Nts., 10 yr. Futures, 12/19/12 Call[2]	10/1/12	134.000	767	11,984
U.S. Treasury Nts., 10 yr. Futures, 12/19/12 Call[2]	10/29/12	134.000	418	156,750
U.S. Treasury Nts., 10 yr. Futures, 12/19/12 Call[2]	11/26/12	135.000	688	236,500
U.S. Treasury Nts., 10 yr. Futures, 12/19/12 Call[2]	11/26/12	136.000	1,076	168,125
U.S. Treasury Nts., 10 yr. Futures, 12/19/12 Put[2]	10/29/12	128.500	1,324	20,688
U.S. Treasury Nts., 10 yr. Futures, 12/19/12 Put[2]	10/29/12	129.000	101	1,578
U.S. Treasury Nts., 10 yr. Futures, 12/19/12 Put[2]	10/29/12	131.000	101	6,313
U.S. Treasury Nts., 10 yr. Futures, 12/19/12 Put[2]	10/29/12	131.500	1,847	202,016
U.S. Treasury Nts., 10 yr. Futures, 12/19/12 Put[2]	10/29/12	132.000	698	119,969
U.S. Treasury Nts., 10 yr. Futures, 12/19/12 Put[2]	10/29/12	132.500	768	204,000
U.S. Treasury Nts., 10 yr. Futures, 12/19/12 Put[2]	11/26/12	132.000	202	85,219

Total Options Purchased (Cost $36,259,164)				26,320,880

	Swaption Expiration Date	Notional Amount
Swaptions Purchased—0.3%
Bank of America NA; Index Credit Default Swaption (European); Swap Terms: Paid: 1%; Received: Protection on CDX.NA.IG.18; Termination Date: 6/20/17[2]	12/20/12	$195,340,000	269,271
Bank of America NA; Index Credit Default Swaption (European); Swap Terms: Paid: 1%; Received: Protection on CDX.NA.IG.18; Termination Date: 6/20/17[2]	12/20/12	195,320,000	269,244
Bank of America NA; Interest Rate Swaption (European); Swap Terms: Paid: 1.35%; Received: Three-Month USD BBA LIBOR; Termination Date: 11/5/17[2]	11/2/12	4,460,000	36

OPPENHEIMER GLOBAL STRATEGIC INCOME FUND	49

STATEMENT OF INVESTMENTS    Continued

	Swaption Expiration Date	Notional Amount		Value
Swaptions Purchased Continued
Bank of America NA; Interest Rate Swaption (European); Swap Terms: Paid: 2%; Received: Three-Month USD BBA LIBOR; Termination Date: 9/3/23[2]	9/3/13	$73,215,000		$1,985,885
Bank of America NA; Interest Rate Swaption (European); Swap Terms: Paid: 2.90%; Received: Three-Month USD BBA LIBOR; Termination Date: 3/22/43[2]	3/21/13	36,390,000		1,131,955
Bank of America NA; Interest Rate Swaption (European); Swap Terms: Paid: 2.95%; Received: Three-Month USD BBA LIBOR; Termination Date: 3/11/43[2]	3/8/13	36,365,000		929,643
Bank of America NA; Interest Rate Swaption (European); Swap Terms: Paid: Three-Month CAD BA CDOR; Received: 2.44%; Termination Date: 11/21/22[2]	11/23/12	9,070,000	CAD	242,447
Bank of America NA; Interest Rate Swaption (European); Swap Terms: Paid: Three-Month USD BBA LIBOR; Received: 1.75%; Termination Date: 1/30/23[2]	1/29/13	117,295,000		1,618,160
Bank of America NA; Interest Rate Swaption (European); Swap Terms: Paid: Three-Month USD BBA LIBOR; Received: 2.10%; Termination Date: 7/30/43[2]	7/29/13	58,650,000		1,149,025
Bank of America NA; Interest Rate Swaption (European); Swap Terms: Paid: Three-Month USD BBA LIBOR; Received: 2.30%; Termination Date: 12/4/42[2]	12/3/12	35,190,000		256,394
Barclays Bank plc; Index Credit Default Swaption (European); Swap Terms: Paid: 1%; Received: Protection on iTraxx Europe Crosover Series 17 Version 1; Termination Date: 6/20/17[2]	12/20/12	11,310,000	EUR	75,656
Barclays Bank plc; Interest Rate Swaption (European); Swap Terms: Paid: 1.765%; Received: Three-Month USD BBA LIBOR; Termination Date: 7/12/18[2]	7/11/13	183,035,000		1,179,015
Barclays Bank plc; Interest Rate Swaption (European); Swap Terms: Paid: 1.85%; Received: Three-Month USD BBA LIBOR; Termination Date: 11/29/22[2]	11/28/12	91,205,000		649,555
Barclays Bank plc; Interest Rate Swaption (European); Swap Terms: Paid: 2.695%; Received: Three-Month USD BBA LIBOR; Termination Date: 5/15/23[2]	4/12/13	90,380,000		325,382
Barclays Bank plc; Interest Rate Swaption (European); Swap Terms: Paid: 2.905%; Received: Three-Month USD BBA LIBOR; Termination Date: 9/30/45[2]	9/29/15	17,454,865		2,032,135
Barclays Bank plc; Interest Rate Swaption (European); Swap Terms: Paid: 3.05%; Received: Three-Month USD BBA LIBOR; Termination Date: 3/18/43[2]	3/15/13	54,550,000		1,145,803
Barclays Bank plc; Interest Rate Swaption (European); Swap Terms: Paid: 3.48%; Received: Three-Month USD BBA LIBOR; Termination Date: 4/27/47[2]	4/26/17	18,080,000		1,819,832
Barclays Bank plc; Interest Rate Swaption (European); Swap Terms: Paid: Six-Month EUR EURIBOR; Received: 1.75%; Termination Date: 8/28/19[2]	8/27/14	18,115,000	EUR	483,688
Barclays Bank plc; Interest Rate Swaption (European); Swap Terms: Paid: Three-Month USD BBA LIBOR; Received: 1.53%; Termination Date: 1/30/23[2]	1/29/13	234,600,000		1,290,024

50	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

	Swaption Expiration Date	Notional Amount	Value
Swaptions Purchased Continued
Goldman Sachs International; Index Credit Default Swaption (European); Swap Terms: Paid: 5%; Received: Protection on CDX.NA.HY.18; Termination Date: 6/20/17[2]	10/18/12	$78,170,000	$31,998
Goldman Sachs International; Index Credit Default Swaption (European); Swap Terms: Paid: 5%; Received: Protection on CDX.NA.HY.18; Termination Date: 6/20/17[2]	10/18/12	78,175,000	32,000
Goldman Sachs International; Index Credit Default Swaption (European); Swap Terms: Paid: 5%; Received: Protection on CDX.NA.HY.18; Termination Date: 6/20/17[2]	12/20/12	78,110,000	1,170,964
Goldman Sachs International; Interest Rate Swaption (European); Swap Terms: Paid: 2.495%; Received: Three-Month USD BBA LIBOR; Termination Date: 11/22/22[2]	11/23/12	140,900,000	22,464
Goldman Sachs International; Interest Rate Swaption (European); Swap Terms: Paid: 2.95%; Received: Three-Month USD BBA LIBOR; Termination Date: 3/18/43[2]	3/15/13	40,000,000	1,070,955
Goldman Sachs International; Interest Rate Swaption (European); Swap Terms: Paid: 3.20%; Received: Three-Month USD BBA LIBOR; Termination Date: 9/24/44[2]	9/23/14	36,390,000	2,361,811
Goldman Sachs International; Interest Rate Swaption (European); Swap Terms: Paid: Three-Month USD BBA LIBOR; Received: 2.28%; Termination Date: 10/29/42[2]	10/26/12	58,595,000	94,459
Goldman Sachs International; Interest Rate Swaption (European); Swap Terms: Paid: Three-Month USD BBA LIBOR; Received: 2.295%; Termination Date: 10/26/42[2]	10/25/12	58,605,000	102,735
Goldman Sachs International; Interest Rate Swaption (European); Swap Terms: Paid: Three-Month USD BBA LIBOR; Received: 2.405%; Termination Date: 11/6/42[2]	11/5/12	58,630,000	406,235
JPMorgan Chase Bank NA; Index Credit Default Swaption (European); Swap Terms: Paid: 1%; Received: Protection on CDX.NA.IG.18; Termination Date: 6/20/17[2]	12/20/12	195,320,000	283,562
JPMorgan Chase Bank NA; Index Credit Default Swaption (European); Swap Terms: Paid: 5%; Received: Protection on CDX.NA.HY.18; Termination Date: 6/20/17[2]	10/18/12	78,195,000	21,773
JPMorgan Chase Bank NA; Index Credit Default Swaption (European); Swap Terms: Paid: 5%; Received: Protection on CDX.NA.HY.18; Termination Date: 6/20/17[2]	12/20/12	78,210,000	409,770
JPMorgan Chase Bank NA; Index Credit Default Swaption (European); Swap Terms: Paid: 5%; Received: Protection on CDX.NA.HY.18; Termination Date: 6/20/17[2]	12/20/12	78,170,000	1,269,949
JPMorgan Chase Bank NA; Interest Rate Swaption (European); Swap Terms: Paid: 1.65%; Received: Three-Month USD BBA LIBOR; Termination Date: 2/25/18[2]	2/22/13	90,585,000	60,420
UBS AG; Index Credit Default Swaption (European); Swap Terms: Paid: 1%; Received: Protection on CDX.NA.IG.18; Termination Date: 6/20/17[2]	12/20/12	195,340,000	231,877

OPPENHEIMER GLOBAL STRATEGIC INCOME FUND	51

STATEMENT OF INVESTMENTS    Continued

	Swaption Expiration Date	Notional Amount		Value
Swaptions Purchased Continued
UBS AG; Index Credit Default Swaption (European); Swap Terms: Paid: 5%; Received: Protection on CDX.NA.HY.18; Termination Date: 6/20/17[2]	10/18/12	$156,400,000		$12,732
UBS AG; Interest Rate Swaption (European); Swap Terms: Paid: 2.11%; Received: Six-Month EUR EURIBOR; Termination Date: 1/3/23[2]	1/2/13	11,435,000	EUR	64,237
UBS AG; Interest Rate Swaption (European); Swap Terms: Paid: 2.215%; Received: Three-Month USD BBA LIBOR; Termination Date: 12/4/22[2]	12/3/12	361,350,000		486,588
UBS AG; Interest Rate Swaption (European); Swap Terms: Paid: 2.60%; Received: Three-Month USD BBA LIBOR; Termination Date: 3/28/43[2]	3/27/13	37,500,000		2,216,428
UBS AG; Interest Rate Swaption (European); Swap Terms: Paid: 2.98%; Received: Six-Month EUR EURIBOR; Termination Date: 3/4/23[2]	3/1/13	90,820,000	EUR	77,039
UBS AG; Interest Rate Swaption (European); Swap Terms: Paid: 3%; Received: Three-Month USD BBA LIBOR; Termination Date: 3/4/43[2]	3/1/13	54,550,000		1,169,144
UBS AG; Interest Rate Swaption (European); Swap Terms: Paid: 3.025%; Received: Six-Month EUR EURIBOR; Termination Date: 2/27/23[2]	2/26/13	90,615,000	EUR	61,102
UBS AG; Interest Rate Swaption (European); Swap Terms: Paid: Three-Month AUD BBR BBSW; Received: 3.01%; Termination Date: 4/2/16[2]	3/29/13	14,170,000	AUD	146,986
Total Swaptions Purchased (Cost $89,851,564)				28,658,378

	Shares
Investment Companies—15.2%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.18%[1,18]	76,611,744	76,611,744
Oppenheimer Master Event-Linked Bond Fund, LLC[1]	14,040,336	170,695,069
Oppenheimer Master Loan Fund, LLC[1]	86,834,596	1,118,545,356
Oppenheimer Short Duration Fund, Cl. Y1	2,015,944	20,199,758
Total Investment Companies (Cost $1,373,515,733)		1,386,051,927
Total Investments, at Value (Cost $10,885,543,935)	119.2%	10,843,368,077
Liabilities in Excess of Other Assets	(19.2)	(1,743,745,781)

Net Assets	100.0%	$9,099,622,296

Footnotes to Statement of Investments

*September 28, 2012 represents the last business day of the Fund’s 2012 fiscal year. See Note 1 of the accompanying Notes.

Principal amount, notional amount and strike prize are reported in U.S. Dollars, except for those denoted in the following currencies:

AUD	Australian Dollar
BRR	Brazilian Real
CAD	Canadian Dollar

52	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CHF	Swiss Franc
COP	Colombian Peso
DKK	Danish Krone
EUR	Euro
GBP	British Pound Sterling
HUF	Hungarian Forint
IDR	Indonesia Rupiah
JPY	Japanese Yen
MXN	Mexican Nuevo Peso
MYR	Malaysian Ringgit
NGN	Nigeria Naira
NOK	Norwegian Krone
PEN	Peruvian New Sol
PHP	Philippines Peso
PLZ	Polish Zloty
RUR	Russian Ruble
SEK	Swedish Krona
TRY	New Turkish Lira
ZAR	South African Rand

1. Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended September 28, 2012, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares September 30, 2011	Gross Additions	Gross Reductions		Shares September 28, 2012
American Media Operations, Inc.	535,548	266,268	—		801,816
Arco Capital Corp. Ltd.	2,494,716	—	—		2,494,716
Greektown Superholdings, Inc., Series A-1	8,267	3,150	—		11,417
Greektown Superholdings, Inc., Cv., Series A-1	109,250	25,888	44,159		90,979
Oppenheimer Global Strategic Income Fund (Cayman) Ltd.[a]	—	15,000	—		15,000
Oppenheimer Institutional Money Market Fund, Cl. E	757,814,623	2,304,996,915	2,986,199,794		76,611,744
Oppenheimer Master Event-Linked Bond Fund, LLC	15,272,235	—	1,231,899		14,040,336
Oppenheimer Master Loan Fund, LLC	98,621,193	752,158	12,538,755		86,834,596
Oppenheimer Short Duration Fund, Cl. Y	2,000,139	15,805	—		2,015,944

		Value	Income		Realized Loss
American Media Operations, Inc.		$10,423,608	$—		$—
Arco Capital Corp. Ltd.		3,742,074	—		—
Greektown Superholdings, Inc., Series A-1		593,684	—		—
Greektown Superholdings, Inc., Cv., Series A-1		6,414,020	—		1,280,611
Oppenheimer Global Strategic Income Fund (Cayman) Ltd.[a]		1,447,210	—		—
Oppenheimer Institutional Money Market Fund, Cl. E		76,611,744	685,590		—
Oppenheimer Master Event-Linked Bond Fund, LLC		170,695,069	14,857,654	[b]	5,684,446	[b]
Oppenheimer Master Loan Fund, LLC		1,118,545,356	83,003,418	[c]	10,234,623	[c]
Oppenheimer Short Duration Fund, Cl. Y		20,199,758	130,269		—

		$1,408,672,523	$98,676,931		$17,199,680

OPPENHEIMER GLOBAL STRATEGIC INCOME FUND	53

STATEMENT OF INVESTMENTS    Continued

Footnotes to Statement of Investments Continued

a. Investment in a wholly-owned subsidiary. See Note 1 of the accompanying Notes and individual financial statements of the entity included herein.

b. Represents the amount allocated to the Fund from Oppenheimer Master Event-Linked Bond Fund, LLC.

c. Represents the amount allocated to the Fund from Oppenheimer Master Loan Fund, LLC.

2. Non-income producing security.

3. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $1,732,958,398 or 19.04% of the Fund’s net assets as of September 28, 2012.

4. Represents the current interest rate for a variable or increasing rate security.

5. This security is not accruing income because the issuer has missed an interest payment on it and/or is not anticipated to make future interest and/or principal payments. The rate shown is the original contractual interest rate. See Note 1 of the accompanying Notes.

6. Restricted security. The aggregate value of restricted securities as of September 28, 2012 was $233,532,523, which represents 2.57% of the Fund’s net assets. See Note 7 of the accompanying Notes. Information concerning restricted securities is as follows:

Security	Acquisition Dates	Cost	Value	Unrealized Appreciation (Depreciation)
Akbank TAS, 5.125% Sr. Unsec. Nts., 7/22/15	8/7/12	$5,914,265	$5,936,456	$22,191
Altegrity, Inc., 10.50% Sr. Unsec. Sub. Nts., 11/1/15	5/14/09-4/28/10	4,517,630	4,143,040	(374,590)
Arco Capital Corp. Ltd.	2/27/07	37,420,740	3,742,074	(33,678,666)
Banco BMG SA, 9.15% Nts., 1/15/16	12/15/05-4/3/12	4,717,583	4,676,800	(40,783)
BCAP LLC Trust, Mtg. Pass-Through Certificates, Series 2012-RR6, Cl. 1A5, 2.243%, 11/1/36	6/14/12	857,538	863,625	6,087
Capital Lease Funding Securitization LP, Interest-Only Corporate-Backed Pass-Through Certificates, Series 1997-CTL1, 80.573%, 6/15/24	4/21/97	133,268	41,290	(91,978)
Catalyst Paper Corp., 13% Sec. Nts., 12/15/16	9/6/12	2,995,099	3,228,842	233,743
Citigroup Global Markets Holdings, Inc., Colombia (Republic of) Credit Linked Bonds, 11.25%, 10/25/18	12/9/08	3,459,837	5,785,636	2,325,799
Citigroup Global Markets Holdings, Inc., Colombia (Republic of) Credit Linked Nts., Series 2, 10%, 7/25/24	3/28/12	7,210,579	7,390,439	179,860
Citigroup Mortgage Loan Trust, Inc. 2012-8, Mtg. Pass-Through Certificates, Series 2012-8, Cl. 1A1, 2.647%, 10/1/35	8/1/12	3,989,981	3,994,988	5,007
Cleaver-Brooks, Inc., 12.25% Sr. Sec. Nts., 5/1/16	4/21/10-5/3/11	9,031,967	9,632,850	600,883
Deutsche Bank AG, Coriolanus Ltd. Sec. Credit Linked Bonds, Series 128, 3.006%, 5/6/25	10/8/10	3,249,037	3,438,392	189,355
Deutsche Bank AG, Coriolanus Ltd. Sec. Credit Linked Bonds, 3.338%, 5/6/25	4/16/09	3,318,075	3,607,800	289,725
Deutsche Bank AG, Coriolanus Ltd. Sec. Credit Linked Bonds, 3.266%, 5/6/25	8/18/09	3,548,892	3,838,259	289,367
Deutsche Bank AG, Coriolanus Ltd. Sec. Credit Linked Bonds, 3.238%, 5/6/25	9/25/09	4,451,684	4,804,533	352,849
Deutsche Bank AG, Coriolanus Ltd. Sec. Credit Linked Bonds, 3.187%, 5/6/25	12/17/09	3,915,926	4,209,524	293,598
Deutsche Bank AG, Coriolanus Ltd. Sec. Credit Linked Bonds, 3.134%, 5/6/25	3/30/10	3,158,715	3,380,923	222,208

54	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

Security	Acquisition Dates	Cost	Value	Unrealized Appreciation (Depreciation)
Deutsche Bank AG, Coriolanus Ltd. Sec. Credit Linked Bonds, 3.10%, 5/6/25	5/18/10	$3,544,822	$3,782,327	$237,505
Deutsche Bank AG, Coriolanus Ltd. Sec. Credit Linked Bonds, 3.061%, 5/6/25	7/16/10	4,119,215	4,381,041	261,826
Deutsche Bank AG, Coriolanus Ltd. Sec. Credit Linked Nts., 15.755%, 12/31/17	9/19/07	16,261,423	21,307,244	5,045,821
Deutsche Bank AG, Opic Reforma I Credit Linked Nts., Cl. 2A, 8.308%, 5/22/15	5/21/08	173,895	133,196	(40,699)
Deutsche Bank AG, Opic Reforma I Credit Linked Nts., Cl. 2B, 8.308%, 5/22/15	6/12/08	297,596	233,029	(64,567)
Deutsche Bank AG, Opic Reforma I Credit Linked Nts., Cl. 2C, 8.308%, 5/22/15	6/18/08	4,615,780	3,513,509	(1,102,271)
Deutsche Bank AG, Opic Reforma I Credit Linked Nts., Cl. 2D, 8.308%, 5/22/15	7/8/08	336,091	256,060	(80,031)
Deutsche Bank AG, Opic Reforma I Credit Linked Nts., Cl. 2E, 8.308%, 5/22/15	7/15/08	244,584	186,032	(58,552)
Deutsche Bank AG, Opic Reforma I Credit Linked Nts., Cl. 2F, 8.308%, 5/22/15	8/8/08	158,390	118,809	(39,581)
Deutsche Bank AG, Opic Reforma I Credit Linked Nts., Cl. 2G, 8.308%, 5/22/15	8/22/08	28,080	21,880	(6,200)
DLJ Ltd., Collateralized Bond Obligations, Series 1A, Cl. C2, 11.96%, 4/15/11	4/9/99	15,000,000	150	(14,999,850)
DLJ Mortgage Acceptance Corp., Commercial Mtg. Obligations, Series 1997-CF2, Cl. B30C, 6.99%, 10/15/30	6/27/01	18,779,202	5,308,293	(13,470,909)
Equinox Holdings, Inc., 9.50% Sr. Sec. Nts., 2/1/16	1/22/10-12/20/11	8,533,831	9,095,100	561,269
FDIC Trust, Commerical Mtg. Pass-Through Certificates, Series 2012-C1, Cl. A, 0.841%, 5/1/35	5/10/12	5,069,680	5,086,055	16,375
First Wind Capital LLC, 10.25% Sr. Sec. Nts., 6/1/18	6/7/11	1,340,846	1,335,575	(5,271)
Hallertau SPC Credit Linked Nts., Series 2007-01, 2.787%, 12/20/17	12/13/07-10/23/09	23,071,444	22,452,000	(619,444)
Hallertau SPC Credit Linked Nts., Series 2008-01, 9.878%, 8/2/10	4/18/08-5/6/08	19,017,779	—	(19,017,779)
Halyk Savings Bank of Kazakhstan JSC, 9.25% Sr. Nts., 10/16/13	1/11/10-4/3/12	15,652,356	16,190,842	538,486
Ice 1 Em CLO Ltd./Ice 1 Em CLO Corp., Sr. Sec. Sub. Term Nts., Series 2007-1A, Cl. B, 2.419%, 8/15/22	11/6/07	18,785,375	14,490,000	(4,295,375)
Ice 1 Em CLO Ltd./Ice 1 Em CLO Corp., Sr. Sec. Sub. Term Nts., Series 2007-1A, Cl. C, 3.719%, 8/15/22	6/8/07	17,780,000	11,734,800	(6,045,200)
Ice 1 Em CLO Ltd./Ice 1 Em CLO Corp., Sr. Sec. Sub. Term Nts., Series 2007-1A, Cl. D, 5.719%, 8/15/22	6/8/07	17,780,000	11,379,200	(6,400,800)

OPPENHEIMER GLOBAL STRATEGIC INCOME FUND	55

STATEMENT OF INVESTMENTS    Continued

Footnotes to Statement of Investments Continued

Security	Acquisition Dates	Cost	Value	Unrealized Appreciation (Depreciation)
IIRSA Norte Finance Ltd., 8.75% Sr. Nts., 5/30/24	8/3/06-7/30/08	$14,916,327	$17,607,097	$2,690,770
JPMorgan Chase & Co., Colombia (Republic of) Credit Linked Nts., 11%, 7/28/20	8/24/10	3,310,824	3,523,142	212,318
JPMorgan Hipotecaria su Casita, 8.175% Sec. Nts., 8/26/35	3/21/07	1,834,690	188,627	(1,646,063)
Madison Avenue CDO Ltd., Collateralized Debt Obligations, Series 2A, Cl. C1, 2.908%, 3/24/14	2/23/01	3,209,935	443	(3,209,492)
Merrill Lynch, Colombia (Republic of) Credit Linked Nts., 10%, 11/17/16	10/20/06	3,387,746	4,945,047	1,557,301
NC Finance Trust, Collateralized Mtg. Obligation Pass-Through Certificates, Series 1999-I, Cl. ECFD, 3.405%, 1/25/29	8/10/10	4,811,624	400,392	(4,411,232)
Premier Cruise Ltd., 11% Sr. Nts., 3/15/08	3/6/98	14,317,825	—	(14,317,825)
Santander Drive Auto Receivables Trust 2011-S1A, Automobile Receivables Nts., Series 2011-S1A, Cl. D, 3.10%, 5/15/17	2/4/11-4/14/11	555,247	556,788	1,541
Tengizchevroil LLP, 6.124% Nts., 11/15/14	4/29/05-3/16/10	2,478,542	2,590,374	111,832

		$341,303,965	$233,532,523	$(107,771,442)

7. This security is accruing partial income at an anticipated effective rate based on expected interest and/or principal payments. The rate shown is the original contractual interest rate.

8. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after September 28, 2012. See Note 1 of the accompanying Notes.

9. Interest or dividend is paid-in-kind, when applicable.

10. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans or other receivables. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage or asset-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. These securities amount to $37,014,445 or 0.41% of the Fund’s net assets as of September 28, 2012.

11. The current amortization rate of the security’s cost basis exceeds the future interest payments currently estimated to be received. Both the amortization rate and interest payments are contingent on future mortgage pre-payment speeds and are therefore subject to change.

12. All or a portion of the security position is held in segregated accounts and pledged to cover margin requirements with respect to outstanding written options. The aggregate market value of such securities is $9,147,279. See Note 6 of the accompanying Notes.

13. All or a portion of the security position is held in segregated accounts and pledged to cover margin requirements under certain derivative contracts. The aggregate market value of such securities is $47,760,814. See Note 6 of the accompanying Notes.

14. All or a portion of the security position is held in accounts at a futures clearing merchant and pledged to cover margin requirements on open futures contracts and written options on futures, if applicable. The aggregate market value of such securities is $15,219,150. See Note 6 of the accompanying Notes.

15. Zero coupon bond reflects effective yield on the date of purchase.

16. Denotes an inflation-indexed security: coupon or principal are indexed to a consumer price index.

17. This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest. Rate reported represents the current interest rate for this variable rate security.

18. Rate shown is the 7-day yield as of September 28, 2012.

56	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings	Value	Percent
United States	$6,764,510,065	62.4%
Turkey	490,056,607	4.5
Russia	477,007,797	4.4
Brazil	468,548,967	4.3
Mexico	368,912,659	3.4
South Africa	286,397,830	2.6
Hungary	206,377,669	1.9
Japan	186,979,879	1.7
Colombia	171,855,129	1.6
Peru	162,397,031	1.5
Indonesia	105,915,407	1.0
Venezuela	102,007,721	0.9
Canada	74,453,653	0.7
United Kingdom	60,029,061	0.6
Italy	58,787,762	0.5
Malaysia	56,803,022	0.5
Kazakhstan	52,659,011	0.5
Israel	49,663,821	0.5
Supranational	47,364,158	0.4
France	47,039,807	0.4
Australia	43,513,417	0.4
Philippines	42,363,181	0.4
Poland	41,179,945	0.4
Germany	40,712,704	0.4
The Netherlands	37,719,777	0.4
Ukraine	36,118,783	0.3
Spain	28,549,301	0.3
Chile	26,404,599	0.2
United Arab Emirates	24,751,760	0.2
India	21,591,727	0.2
Uruguay	21,355,303	0.2
Nigeria	21,048,637	0.2
Panama	18,067,763	0.2
Romania	17,303,738	0.2
Qatar	17,029,888	0.2
Luxembourg	15,841,029	0.1
Sri Lanka	14,286,019	0.1
Belgium	13,213,278	0.1
Trinidad & Tobago	11,603,200	0.1
Dominican Republic	9,433,297	0.1
Latvia	9,431,888	0.1
Lithuanua	9,390,313	0.1
Slovakia	8,551,939	0.1
Croatia	8,349,075	0.1
Norway	8,106,023	0.1
Angola	8,004,150	0.1
Sweden	7,355,865	0.1
Switzerland	6,167,569	0.1
Ghana	5,811,500	0.1
China	5,260,938	0.1
Jamaica	4,889,925	0.0
Denmark	4,255,458	0.0
Ireland	4,231,541	0.0

OPPENHEIMER GLOBAL STRATEGIC INCOME FUND	57

STATEMENT OF INVESTMENTS    Continued

Footnotes to Statement of Investments Continued

Geographic Holdings	Value	Percent
Ivory Coast	$3,990,500	0.0%
European Union	3,160,588	0.0
Finland	2,394,609	0.0
Korea, Republic of South	1,689,179	0.0
Argentina	1,685,550	0.0
Portugal	622,170	0.0
Taiwan	146,378	0.0

Total	$10,843,349,560	100.0%

Foreign Currency Exchange Contracts as of September 28, 2012 are as follows:
Counterparty/ Contract Description	Buy/Sell	Contract Amount (000’s)		Expiration Dates	Value	Unrealized Appreciation	Unrealized Depreciation
Bank of America:
Australian Dollar (AUD)	Buy	3,560	AUD	10/24/12	$3,684,176	$—	$11,816
Chilean Peso (CLP)	Buy	3,848,000	CLP	10/9/12-12/20/12	8,084,025	358,034	883
Colombian Peso (COP)	Sell	47,223,000	COP	10/16/12	26,172,498	—	46,357
Japanese Yen (JPY)	Sell	1,677,000	JPY	10/24/12-12/20/12	21,495,049	71,171	6,034
Malaysian Ringgit (MYR)	Buy	391,420	MYR	11/30/12-4/2/13	126,715,286	457,492	95,398
Malaysian Ringgit (MYR)	Sell	203,590	MYR	10/5/12	66,549,259	—	168,431
Peruvian New Sol (PEN)	Sell	92,100	PEN	10/5/12-10/15/12	35,429,634	—	744,814
Philippines Peso (PHP)	Sell	435,000	PHP	1/14/13	10,399,955	—	72,319
South African Rand (ZAR)	Sell	651,910	ZAR	10/5/12	78,270,803	1,099,681	—

						1,986,378	1,146,052
Bank Paribas Asia:
Australian Dollar (AUD)	Sell	4,480	AUD	12/20/12	4,614,400	33,067	2,204
Malaysian Ringgit (MYR)	Buy	14,905	MYR	11/30/12	4,842,195	88,567	—
Mexican Nuevo Peso (MXN)	Sell	12,100	MXN	12/20/12	932,415	—	355
New Zealand Dollar (NZD)	Buy	4,165	NZD	12/20/12	3,433,044	—	9,185
Polish Zloty (PLZ)	Buy	4,480	PLZ	12/20/12	1,385,258	—	49,260
Polish Zloty (PLZ)	Sell	11,680	PLZ	11/30/12-12/20/12	3,616,492	—	67,324

						121,634	128,328
Barclays Capital:
Chilean Peso (CLP)	Sell	1,737,000	CLP	10/9/12	3,656,093	—	68,733
Euro (EUR)	Sell	3,045	EUR	1/23/13	3,918,018	—	169,592
Hungarian Forint (HUF)	Buy	767,000	HUF	10/24/12	3,443,946	163,621	—
Hungarian Forint (HUF)	Sell	1,182,000	HUF	12/12/12-2/20/13	5,250,121	—	55,953
Israeli Shekel (ILS)	Buy	7,580	ILS	4/2/13	1,921,840	—	55,724
Israeli Shekel (ILS)	Sell	7,580	ILS	4/2/13	1,921,840	79,269	—
Japanese Yen (JPY)	Sell	6,854,000	JPY	10/15/12-12/20/12	87,839,241	123,957	—
Mexican Nuevo Peso (MXN)	Buy	5,600	MXN	12/20/12	431,531	—	563
Mexican Nuevo Peso (MXN)	Sell	136,400	MXN	10/18/12-12/20/12	10,569,562	—	389,988
New Turkish Lira (TRY)	Sell	10,680	TRY	11/7/12	5,910,562	—	165,822
Norwegian Krone (NOK)	Buy	12,180	NOK	12/20/12	2,119,557	—	1,729
Polish Zloty (PLZ)	Buy	950	PLZ	10/16/12	295,933	—	7,063
Russian Ruble (RUR)	Buy	220,580	RUR	11/30/12	6,991,404	—	125,687
Russian Ruble (RUR)	Sell	423,700	RUR	10/15/12	13,541,730	7,522	—
South African Rand (ZAR)	Buy	31,550	ZAR	12/20/12	3,746,897	—	45,445
South African Rand (ZAR)	Sell	446,680	ZAR	10/22/12	53,500,759	509,373	—
South Korean Won (KRW)	Buy	5,217,000	KRW	10/15/12	4,684,824	15,114	—

						898,856	1,086,299

58	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

Foreign Currency Exchange Contracts: Continued
Counterparty/ Contract Description	Buy/Sell	Contract Amount (000’s)		Expiration Dates	Value	Unrealized Appreciation	Unrealized Depreciation
Citigroup:
Australian Dollar (AUD)	Sell	35,015	AUD	11/30/12	$36,126,189	$366,563	$—
Brazilian Real (BRR)	Buy	8,400	BRR	11/5/12	4,122,847	350	—
Chilean Peso (CLP)	Sell	1,261,000	CLP	10/16/12	2,650,942	—	129,194
Colombian Peso (COP)	Sell	13,044,000	COP	11/30/12-12/20/12	7,186,835	537	93,042
Euro (EUR)	Buy	72,800	EUR	10/24/12	93,574,710	—	728,154
Euro (EUR)	Sell	53,935	EUR	10/16/12-11/30/12	69,348,451	32,864	749,376
Hong Kong Dollar (HKD)	Buy	10,650	HKD	10/18/12	1,373,481	255	—
Hungarian Forint (HUF)	Buy	1,442,000	HUF	11/6/12	6,463,455	67,784	—
Hungarian Forint (HUF)	Sell	262,000	HUF	12/5/12	1,170,484	3,677	—
Indonesia Rupiah (IDR)	Buy	358,834,000	IDR	12/20/12-1/16/13	36,954,425	2,625	7,429
Indonesia Rupiah (IDR)	Sell	350,102,000	IDR	10/5/12	36,551,349	—	101,375
Malaysian Ringgit (MYR)	Buy	71,440	MYR	11/30/12-12/20/12	23,193,960	135,310	240
Malaysian Ringgit (MYR)	Sell	46,765	MYR	10/5/12	15,286,488	—	53,589
Mexican Nuevo Peso (MXN)	Buy	776,100	MXN	10/18/12-12/20/12	59,858,543	258,568	30,440
Mexican Nuevo Peso (MXN)	Sell	2,458,552	MXN	10/2/12-12/13/12	190,370,564	17,614	6,538,434
New Zealand Dollar (NZD)	Buy	195	NZD	12/20/12	160,731	823	—
Norwegian Krone (NOK)	Buy	6,290	NOK	12/20/12	1,094,582	—	1,809
Norwegian Krone (NOK)	Sell	54,010	NOK	10/16/12	9,421,932	—	10,228
Peruvian New Sol (PEN)	Buy	45,040	PEN	10/5/12	17,333,090	12,439	34,304
Peruvian New Sol (PEN)	Sell	42,040	PEN	1/16/13	16,088,824	18,455	—
Singapore Dollar (SGD)	Sell	24,690	SGD	10/16/12	20,118,533	—	414,642
South Korean Won (KRW)	Buy	37,901,000	KRW	11/19/12	33,937,920	524,361	—
Swiss Franc (CHF)	Buy	1,640	CHF	11/30/12	1,745,774	38,943	—

						1,481,168	8,892,256
Credit Suisse:
Australian Dollar (AUD)	Sell	918	AUD	10/2/12-12/20/12	945,984	5,719	—
British Pound Sterling (GBP)	Buy	9,630	GBP	10/24/12	15,549,362	—	41,608
Chilean Peso (CLP)	Sell	1,408,000	CLP	12/20/12	2,932,243	11,932	—
Colombian Peso (COP)	Buy	390,000	COP	12/20/12	214,373	—	1,550
Euro (EUR)	Buy	13,195	EUR	11/29/12	16,966,915	368,594	—
New Turkish Lira (TRY)	Sell	45,945	TRY	11/29/12-7/17/13	25,121,744	—	775,638
Polish Zloty (PLZ)	Buy	29,690	PLZ	10/16/12	9,248,696	—	201,000
South African Rand (ZAR)	Sell	687,865	ZAR	12/12/12	81,788,592	1,468,892	—
Swedish Krona (SEK)	Buy	18,750	SEK	12/20/12	2,847,415	—	19,710
Swiss Franc (CHF)	Buy	3,645	CHF	10/24/12	3,877,445	—	25,124

						1,855,137	1,064,630
Deutsche Bank Securities, Inc.:
Australian Dollar (AUD)	Buy	10,420	AUD	10/16/12	10,791,867	—	100,368
Canadian Dollar (CAD)	Buy	15,050	CAD	10/24/12	15,300,750	—	81,507
Czech Koruna (CZK)	Sell	40,900	CZK	12/20/12	2,091,396	31,845	—
Hungarian Forint (HUF)	Sell	17,265,000	HUF	10/16/12-5/29/13	77,345,016	34,086	3,072,652
Indian Rupee (INR)	Buy	118,000	INR	11/19/12	2,216,593	48,226	—
Indian Rupee (INR)	Sell	49,000	INR	12/20/12	917,579	—	12,016
Japanese Yen (JPY)	Buy	1,770,000	JPY	10/24/12	22,685,294	79,930	—
Japanese Yen (JPY)	Sell	6,641,000	JPY	10/15/12	85,108,214	—	1,202,644
Malaysian Ringgit (MYR)	Buy	259,810	MYR	10/5/12	84,926,386	2,201,228	—
New Turkish Lira (TRY)	Sell	64,955	TRY	10/30/12	35,988,542	—	981,805
Polish Zloty (PLZ)	Buy	69,090	PLZ	11/6/12	21,466,005	—	232,093
Polish Zloty (PLZ)	Sell	72,500	PLZ	10/16/12-12/20/12	22,536,353	84,116	586,162

						2,479,431	6,269,247

OPPENHEIMER GLOBAL STRATEGIC INCOME FUND	59

STATEMENT OF INVESTMENTS    Continued

Footnotes to Statement of Investments Continued

Foreign Currency Exchange Contracts: Continued
Counterparty/ Contract Description	Buy/Sell	Contract Amount (000’s)		Expiration Dates	Value	Unrealized Appreciation	Unrealized Depreciation
Goldman Sachs & Co.:
Australian Dollar (AUD)	Sell	12,525	AUD	10/16/12	$12,971,989	$—	$395,712
British Pound Sterling (GBP)	Sell	8,780	GBP	10/16/12	14,177,251	—	621,590
Colombian Peso (COP)	Buy	80,913,023	COP	10/3/12-10/16/12	44,929,518	31,890	7,789
Colombian Peso (COP)	Sell	51,083,000	COP	10/16/12	28,311,833	—	65,773
Danish Krone (DKK)	Sell	1,788	DKK	10/2/12	308,243	644	—
Euro (EUR)	Buy	19,765	EUR	11/29/12-12/7/12	25,415,881	541,768	—
Japanese Yen (JPY)	Buy	4,421,000	JPY	11/30/12	56,679,647	742,504	42,367
Mexican Nuevo Peso (MXN)	Buy	338,083	MXN	10/3/12-12/4/12	26,176,829	407,776	—
Mexican Nuevo Peso (MXN)	Sell	1,907,315	MXN	10/1/12-12/20/12	147,440,646	42,550	2,718,222
New Turkish Lira (TRY)	Sell	117,940	TRY	11/29/12-12/7/12	65,043,593	—	638,689
South African Rand (ZAR)	Sell	157,130	ZAR	10/5/12	18,865,628	237,771	—
Swedish Krona (SEK)	Buy	7,185	SEK	10/2/12	1,093,858	—	1,651

						2,004,903	4,491,793
HSBC:
Israeli Shekel (ILS)	Sell	11,240	ILS	12/20/12	2,858,942	8,112	—
New Turkish Lira (TRY)	Buy	12,130	TRY	7/17/13	6,472,198	243,700	—
New Turkish Lira (TRY)	Sell	333,540	TRY	11/7/12	184,588,832	—	5,651,064

						251,812	5,651,064
JPMorgan Chase:
British Pound Sterling (GBP)	Buy	2,225	GBP	12/20/12	3,592,082	—	15,753
Euro (EUR)	Sell	38,430	EUR	11/6/12-11/30/12	49,411,966	—	1,387,678
Hungarian Forint (HUF)	Buy	47,000	HUF	12/20/12	209,656	—	3,438
Hungarian Forint (HUF)	Sell	13,537,000	HUF	10/24/12-2/12/13	60,095,362	26,960	4,354,673
Indonesia Rupiah (IDR)	Buy	382,259,000	IDR	10/15/12	39,911,537	11,372	462,307
Japanese Yen (JPY)	Sell	759,000	JPY	10/24/12	9,727,761	—	32,108
Malaysian Ringgit (MYR)	Buy	3,470	MYR	12/20/12	1,126,203	2,163	1,926
Malaysian Ringgit (MYR)	Sell	9,455	MYR	10/5/12	3,090,639	—	72,765
Mexican Nuevo Peso (MXN)	Buy	294,900	MXN	10/16/12-12/4/12	22,811,635	611,768	89,034
New Taiwan Dollar (TWD)	Buy	51,000	TWD	12/20/12	1,740,971	—	6,801
New Taiwan Dollar (TWD)	Sell	27,000	TWD	12/20/12	921,691	—	3,636
New Turkish Lira (TRY)	Sell	24,140	TRY	11/29/12	13,317,812	—	122,734
Norwegian Krone (NOK)	Buy	54,010	NOK	10/16/12	9,421,932	—	50,100
Philippines Peso (PHP)	Buy	47,000	PHP	12/20/12	1,123,864	2,600	412
Polish Zloty (PLZ)	Buy	50,210	PLZ	11/6/12	15,600,060	12,146	11,788
Polish Zloty (PLZ)	Sell	48,170	PLZ	10/16/12	15,005,378	72,936	—
Russian Ruble (RUR)	Buy	293,700	RUR	11/30/12-12/20/12	9,300,003	130,353	19,142
Russian Ruble (RUR)	Sell	1,711,500	RUR	10/15/12-12/20/12	54,511,239	41,931	1,972,030

						912,229	8,606,325
Morgan Stanley & Co., Inc.:
Brazilian Real (BRR)	Buy	262,425	BRR	10/2/12-11/5/12	129,444,449	2,427	—
Brazilian Real (BRR)	Sell	391,125	BRR	11/5/12	191,970,065	—	509,606
Canadian Dollar (CAD)	Buy	5,980	CAD	12/20/12	6,071,350	—	48,009
Canadian Dollar (CAD)	Sell	4,450	CAD	10/16/12	4,524,927	—	5,523
Euro (EUR)	Sell	49,330	EUR	10/16/12	63,401,933	—	3,218,248
Singapore Dollar (SGD)	Sell	30,280	SGD	10/16/12-12/20/12	24,673,501	—	825,355
South Korean Won (KRW)	Buy	37,902,000	KRW	10/15/12	34,035,693	972,492	—

						974,919	4,606,741

60	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

Foreign Currency Exchange Contracts: Continued
Counterparty/ Contract Description	Buy/Sell	Contract Amount (000’s)		Expiration Dates	Value	Unrealized Appreciation	Unrealized Depreciation
Nomura Securities:
British Pound Sterling (GBP)	Buy	240	GBP	11/30/12	$387,477	$8,757	$—
British Pound Sterling (GBP)	Sell	2,880	GBP	12/20/12	4,649,526	26,154	—
Canadian Dollar (CAD)	Sell	2,610	CAD	10/16/12	2,653,946	—	110,228
Euro (EUR)	Buy	40,909	EUR	10/3/12-12/20/12	52,604,343	729,236	85,577
Euro (EUR)	Sell	52,749	EUR	10/3/12-12/20/12	67,803,279	15,326	3,665,858
Indonesia Rupiah (IDR)	Sell	257,114,000	IDR	10/15/12	26,796,678	182,755	—
Japanese Yen (JPY)	Sell	5,132,000	JPY	10/15/12	65,769,516	—	669,285
Malaysian Ringgit (MYR)	Sell	229,125	MYR	10/15/12-10/16/12	74,758,981	—	2,343,144
Singapore Dollar (SGD)	Buy	29,160	SGD	10/16/12	23,760,892	—	2,453
Singapore Dollar (SGD)	Sell	14,880	SGD	10/16/12	12,124,900	—	255,274
South Korean Won (KRW)	Sell	35,081,000	KRW	10/15/12-12/20/12	31,498,523	—	873,571

						962,228	8,005,390
RBS Greenwich Capital:
Hungarian Forint (HUF)	Sell	6,640,000	HUF	12/27/12	29,598,623	—	2,515,132
New Turkish Lira (TRY)	Buy	43,560	TRY	10/30/12	24,134,569	124,290	—
New Turkish Lira (TRY)	Sell	101,110	TRY	10/15/12	56,139,258	—	1,024,155
Polish Zloty (PLZ)	Sell	40,850	PLZ	10/16/12-12/20/12	12,704,049	—	802,458
Russian Ruble (RUR)	Sell	117,900	RUR	11/30/12	3,736,905	4,269	—
Singapore Dollar (SGD)	Buy	39,570	SGD	10/16/12	32,243,432	1,115,634	—

						1,244,193	4,341,745
Standard Chartered Bank
Malaysian Ringgit (MYR)	Buy	78,195	MYR	11/30/12	25,403,247	443,275	—
State Street:
Mexican Nuevo Peso (MXN)	Sell	840,200	MXN	10/16/12	65,157,744	—	3,432,795
New Turkish Lira (TRY)	Sell	23,910	TRY	11/29/12	13,190,924	—	176,908
South African Rand (ZAR)	Sell	223,780	ZAR	10/16/12	26,825,951	—	422,478

						—	4,032,181

Total unrealized appreciation and depreciation						$15,616,163	$58,322,051

Futures Contracts as of September 28, 2012 are as follows:
Contract Description	Buy/Sell	Number of Contracts	Expiration Date	Value	Unrealized Appreciation (Depreciation)
Australian Treasury Bonds, 3 yr.	Sell	426	12/17/12	$48,834,821	$(186,783)
Australian Treasury Bonds, 10 yr.	Sell	59	12/17/12	7,765,910	(15,352)
CBOE Volatility Index	Sell	228	11/20/12	4,115,400	364,927
FTSE 100 Index	Sell	70	12/21/12	6,457,765	174,803
Japanese Yen (JPY)	Sell	170	12/17/12	27,268,000	85,512
SPI 200 Index	Sell	65	12/20/12	7,389,735	38,295
Standard & Poor’s 500 E-Mini Index	Buy	900	12/21/12	64,539,000	(1,120,194)
Standard & Poor’s 500 E-Mini Index	Sell	1,218	12/21/12	87,342,780	1,510,734
Standard & Poor’s/Toronto Stock Exchange 60 Index	Sell	23	12/20/12	3,278,629	60,752
U.S. Treasury Long Bonds, 20 yr.	Buy	1,061	12/19/12	158,486,875	405,343
U.S. Treasury Long Bonds, 20 yr.	Sell	810	12/19/12	120,993,750	(35,855)
U.S. Treasury Nts., 2 yr.	Buy	620	12/31/12	136,729,375	74,861
U.S. Treasury Nts., 2 yr.	Sell	3,856	12/31/12	850,368,500	(367,325)
U.S. Treasury Nts., 5 yr.	Buy	1,081	12/31/12	134,728,071	348,905
U.S. Treasury Nts., 5 yr.	Sell	757	12/31/12	94,347,039	(456,471)
U.S. Treasury Nts., 10 yr.	Buy	521	12/19/12	69,545,359	268,627

OPPENHEIMER GLOBAL STRATEGIC INCOME FUND	61

STATEMENT OF INVESTMENTS    Continued

Footnotes to Statement of Investments Continued

Futures Contracts: Continued
Contract Description	Buy/Sell	Number of Contracts	Expiration Date	Value	Unrealized Appreciation (Depreciation)
U.S. Treasury Nts., 10 yr.	Sell	5,025	12/19/12	$670,758,984	$ (3,912,745)
U.S. Treasury Ultra Bonds	Buy	806	12/19/12	133,166,313	71,295

					$(2,690,671)

Written Options as of September 28, 2012 are as follows:
Description	Type	Number of Contracts	Exercise Price	Expiration Date	Premiums Received	Value	Unrealized Appreciation/ (Depreciation)
Australian Dollar (AUD) Futures, 12/17/12	Put	153	$101.000	10/8/12	$9,073	$(7,650)	$1,423
Australian Dollar (AUD) Futures, 12/17/12	Put	73	100.000	10/8/12	3,273	(730)	2,543
Australian Dollar (AUD) Futures, 12/17/12	Put	17	102.000	10/8/12	2,438	(3,230)	(792)
Australian Dollar (AUD) Futures, 12/17/12	Put	9	99.500	10/8/12	166	(45)	121
Brazilian Real (BRR)	Put	60,600,000	1USD per 2.130BRR	12/20/12	228,317	(158,796)	69,521
Brazilian Real (BRR)	Put	60,600,000	1USD per 2.130BRR	12/20/12	219,105	(158,796)	60,309
Brazilian Real (BRR)	Put	60,600,000	1USD per 2.130BRR	12/20/12	211,958	(158,796)	53,162
British Pound Sterling (GBP)	Put	18,215,447	1GBP per 1.400USD	9/11/13	140,004	(93,075)	46,929
British Pound Sterling (GBP)	Put	9,113,661	1GBP per 1.360USD	9/9/13	52,181	(22,685)	29,496
British Pound Sterling (GBP)	Put	12,772,984	1GBP per 1.350USD	8/16/13	115,997	(20,653)	95,344
Candian Dollar (CAD) Futures, 12/18/12	Put	801	98.500	10/8/12	21,906	(8,010)	13,896
Candian Dollar (CAD) Futures, 12/18/12	Put	800	99.000	10/8/12	15,617	(8,000)	7,617
Euro (EUR)	Call	53,330,000	1EUR per 1.350USD	12/21/12	318,940	(155,335)	163,605
Euro (EUR)	Call	47,410,000	1EUR per 1.350USD	12/21/12	297,616	(138,092)	159,524
Euro (EUR) FX Futures, 12/17/12	Put	2,800	1.200	10/8/12	113,309	(17,500)	95,809
Euro (EUR) FX Futures, 12/17/12	Put	1,458	1.215	10/8/12	91,515	(9,113)	82,402
Euro (EUR) FX Futures, 12/17/12	Put	1,010	1.175	10/8/12	138,198	(6,313)	131,885
Euro (EUR) FX Futures, 12/17/12	Put	802	1.195	10/8/12	35,493	(5,013)	30,480
Euro (EUR) FX Futures, 12/17/12	Put	764	1.245	10/8/12	24,824	(14,325)	10,499
Euro (EUR) FX Futures, 12/17/12	Put	742	1.250	10/8/12	26,660	(18,550)	8,110
Euro (EUR) FX Futures, 12/17/12	Put	671	1.230	10/8/12	92,316	(4,194)	88,122

62	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

Written Options: Continued
Description	Type	Number of Contracts	Exercise Price		Expiration Date	Premiums Received	Value	Unrealized Appreciation/ (Depreciation)
Euro (EUR) FX Futures, 12/17/12	Put	407	$ 1.205		11/12/12	$60,055	$(35,613)	$24,442
Euro (EUR) FX Futures, 12/17/12	Put	365	1.175		11/12/12	158,950	(9,125)	149,825
Euro (EUR) FX Futures, 12/17/12	Put	364	1.175		12/10/12	249,351	(45,500)	203,851
Euro (EUR) FX Futures, 12/17/12	Put	331	1.210		12/10/12	125,567	(111,713)	13,854
Euro (EUR) FX Futures, 12/17/12	Put	120	1.270		10/8/12	28,387	(28,500)	(113)
Euro (EUR) FX Futures, 12/17/12	Put	88	1.240		10/8/12	2,474	(1,100)	1,374
Euro (EUR) FX Futures, 12/17/12	Put	45	1.180		10/8/12	2,179	(281)	1,898
Euro (EUR) FX Futures, 12/17/12	Put	44	1.255		10/8/12	3,270	(2,200)	1,070
Euro-Bundesobligation Futures, 12/6/12	Put	827	137.500	EUR	10/29/12	116,048	(95,646)	20,402
Euro-Bundesobligation Futures, 12/6/12	Put	413	136.000	EUR	10/29/12	15,428	(15,922)	(494)
Euro-Bundesobligation Futures, 12/6/12	Put	8	137.000	EUR	10/29/12	917	(617)	300
France (Republic of) Bonds, 3%, 4/25/22	Put	4,550,000	104.000	EUR	11/6/12	39,539	(22,785)	16,754
Hungarian Forint (HUF)	Call	33,540,000	1EUR per 295.000HUF		12/20/12	475,820	(508,340)	(32,520)
Japanese Yen (JPY)	Call	1,311,511,028	1USD per 72.000JPY		5/31/13	307,514	(104,724)	202,790
Japanese Yen (JPY)	Call	655,756,094	1USD per 72.000JPY		9/11/13	116,123	(95,544)	20,579
Japanese Yen (JPY)	Call	683,925,992	1USD per 75.000JPY		8/22/13	199,250	(169,005)	30,245
Japanese Yen (JPY)	Put	820,711,190	1USD per 90.000JPY		8/22/13	57,815	(28,282)	29,533
Japanese Yen (JPY)	Put	819,695,118	1USD per 90.000JPY		9/11/13	44,446	(32,575)	11,871
Japanese Yen (JPY)	Put	1,730,465,940	1USD per 95.000JPY		5/31/13	79,610	(3,478)	76,132
Japanese Yen (JPY) Futures, 12/17/12	Put	992	123.500		10/8/12	21,043	(6,200)	14,843
Japanese Yen (JPY) Futures, 12/17/12	Put	729	121.000		10/8/12	88,741	(4,556)	84,185
Japanese Yen (JPY) Futures, 12/17/12	Put	407	125.500		10/8/12	65,908	(20,350)	45,558
Japanese Yen (JPY) Futures, 12/17/12	Put	357	124.000		10/8/12	16,606	(4,463)	12,143
Japanese Yen (JPY) Futures, 12/17/12	Put	150	123.000		11/12/12	18,515	(22,500)	(3,985)
Mexican Nuevo Peso (MXN)	Call	355,600,000	1USD per 12.500MXN		12/20/12	183,490	(164,934)	18,556
Mexican Nuevo Peso (MXN)	Call	355,600,000	1USD per 12.500MXN		12/20/12	188,757	(164,934)	23,823
Mexican Nuevo Peso (MXN)	Call	355,600,000	1USD per 12.500MXN		12/20/12	202,550	(164,934)	37,616

OPPENHEIMER GLOBAL STRATEGIC INCOME FUND	63

STATEMENT OF INVESTMENTS    Continued

Footnotes to Statement of Investments Continued

Written Options: Continued
Description	Type	Number of Contracts	Exercise Price		Expiration Date	Premiums Received	Value	Unrealized Appreciation/ (Depreciation)
Russian Ruble (RUR)	Put	967,000,000	1USD per 34.000RUR		12/21/12	$184,868	$(93,064)	$91,804
Russian Ruble (RUR)	Put	967,000,000	1USD per 34.000RUR		12/21/12	182,024	(93,064)	88,960
Russian Ruble (RUR)	Put	967,000,000	1USD per 34.000RUR		12/21/12	193,400	(93,064)	100,336
Russian Ruble (RUR)	Put	1,345,500,000	1USD per 38.000RUR		11/29/12	594,853	(1,130)	593,723
South African Rand (ZAR)	Call	310,850,000	1USD per 7.893ZAR		11/26/12	351,712	(219,106)	132,606
South African Rand (ZAR)	Call	226,100,000	1USD per 7.950ZAR		12/21/12	319,384	(255,154)	64,230
South African Rand (ZAR)	Call	226,100,000	1USD per 7.950ZAR		12/20/12	318,531	(253,298)	65,233
South African Rand (ZAR)	Call	226,100,000	1USD per 7.950ZAR		12/21/12	317,820	(255,154)	62,666
South African Rand (ZAR)	Put	355,675,000	1USD per 9.023ZAR		11/21/12	482,906	(186,349)	296,557
South African Rand (ZAR)	Put	354,950,000	1USD per 9.013ZAR		11/26/12	521,840	(220,126)	301,714
South African Rand (ZAR)	Put	256,000,000	1USD per 9.000ZAR		12/21/12	320,853	(284,114)	36,739
South African Rand (ZAR)	Put	256,000,000	1USD per 9.000ZAR		12/20/12	319,716	(278,961)	40,755
South African Rand (ZAR)	Put	256,000,000	1USD per 9.000ZAR		12/21/12	336,356	(284,114)	52,242
South African Rand (ZAR)	Call	311,425,000	1USD per 7.900ZAR		11/21/12	284,225	(205,460)	78,765
Spain (Kingdom of) Bonds, 5.85%, 1/31/22	Put	2,270,000	95.800	EUR	10/4/12	75,861	(76,997)	(1,136)
Swedish Krona (SEK)	Put	427,000,000	1USD per 6.800SEK		12/20/12	438,931	(522,503)	(83,572)
Swedish Krona (SEK)	Put	427,000,000	1USD per 6.800SEK		12/20/12	482,887	(522,503)	(39,616)
U.S. Treasury Long Bonds Futures, 12/19/12	Call	17	149.000		10/1/12	14,852	(6,641)	8,211
U.S. Treasury Long Bonds Futures, 12/19/12	Put	768	144.000		10/8/12	22,399	(24,000)	(1,601)
U.S. Treasury Long Bonds Futures, 12/19/12	Put	767	146.000		10/8/12	50,892	(71,906)	(21,014)
U.S. Treasury Long Bonds Futures, 12/19/12	Put	767	144.000		10/15/12	44,160	(47,938)	(3,778)
U.S. Treasury Long Bonds, 20 yr. Futures, 12/19/12	Put	2,160	139.000		10/29/12	104,800	(101,250)	3,550
U.S. Treasury Long Bonds, 20 yr. Futures, 12/19/12	Put	1,396	140.000		10/29/12	80,950	(87,250)	(6,300)
U.S. Treasury Long Bonds, 20 yr. Futures, 12/19/12	Put	767	140.000		11/26/12	202,676	(227,703)	(25,027)
U.S. Treasury Long Bonds, 20 yr. Futures, 12/19/12	Put	84	143.000		10/29/12	14,400	(14,438)	(38)
U.S. Treasury Nts., 10 yr. Futures, 12/19/12	Put	3,390	129.500		10/29/12	124,478	(52,969)	71,509

64	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

Written Options: Continued
Description	Type	Number of Contracts	Exercise Price	Expiration Date	Premiums Received	Value	Unrealized Appreciation/ (Depreciation)
U.S. Treasury Nts., 10 yr. Futures, 12/19/12	Put	1,608	$130.500	10/29/12	$73,156	$(75,375)	$(2,219)
U.S. Treasury Nts., 10 yr. Futures, 12/19/12	Put	404	129.500	11/26/12	37,317	(44,188)	(6,871)
U.S. Treasury Nts., 10 yr. Futures, 12/19/12	Put	202	130.000	10/29/12	6,034	(6,313)	(279)

					$11,529,540	$(7,476,854)	$4,052,686

Exercise price is reported in U.S. Dollars (USD), except for those denoted in the following currency:
EUR	Euro

Credit Default Swap Contracts as of September 28, 2012 are as follows:
Reference Entity/ Swap Counterparty	Buy/Sell Credit Protection	Notional Amount (000’s)		Pay/ Receive Fixed Rate	Termination Date	Upfront Payment Received/ (Paid)	Value	Unrealized Appreciation (Depreciation)
Banco Bilbao Vizcaya Argentaria Senior Finance SAU:
UBS AG	Sell	470	EUR	3.0%	12/20/17	$18,326	$1,335	$19,661
UBS AG	Sell	470	EUR	3.0	12/20/17	18,847	814	19,661

	Total	940	EUR			37,173	2,149	39,322
Banco Santander SA
UBS AG	Sell	900	EUR	3.0	9/20/17	(3,245)	(30,333)	(33,578)

	Total	900	EUR			(3,245)	(30,333)	(33,578)
Barrick Gold Corp.
Goldman Sachs International	Buy	16,940		1.0	9/20/17	(476,996)	323,627	(153,369)

	Total	16,940				(476,996)	323,627	(153,369)
Caterpillar, Inc.
Citibank NA	Buy	17,230		1.0	9/20/17	37,811	(25,773)	12,038

	Total	17,230				37,811	(25,773)	12,038
CDX Emerging Market Index, Series 17
Deutsche Bank AG	Buy	19,070		5.0	6/20/17	2,484,397	(2,436,032)	48,365

	Total	19,070				2,484,397	(2,436,032)	48,365
Dell, Inc.
Goldman Sachs International	Buy	17,230		1.0	12/20/17	(1,297,849)	1,251,602	(46,247)

	Total	17,230				(1,297,849)	1,251,602	(46,247)
Devon Energy Corp.
Goldman Sachs International	Buy	17,230		1.0	12/20/17	195,503	(197,481)	(1,978)

	Total	17,230				195,503	(197,481)	(1,978)
Expedia, Inc.
Credit Suisse International	Sell	16,940		1.0	9/20/17	547,171	(478,150)	69,021

	Total	16,940				547,171	(478,150)	69,021
Gap, Inc. (The)
Bank of America NA	Sell	16,940		1.0	9/20/17	866,292	(340,150)	526,142

	Total	16,940				866,292	(340,150)	526,142

OPPENHEIMER GLOBAL STRATEGIC INCOME FUND	65

STATEMENT OF INVESTMENTS    Continued

Footnotes to Statement of Investments Continued

Credit Default Swap Contracts: Continued
Reference Entity/ Swap Counterparty	Buy/Sell Credit Protection	Notional Amount (000’s)		Pay/ Receive Fixed Rate	Termination Date	Upfront Payment Received/ (Paid)		Value	Unrealized Appreciation (Depreciation)
Halliburton Co.
Credit Suisse International	Buy	$16,940		1.0%	9/20/17		$91,012	$(299,755)		$(208,743)

	Total	16,940					91,012	(299,755)		(208,743)
Hungary (Republic of)
Barclays Bank plc	Sell	11,630		1.0	12/20/17		1,476,747	(1,530,515)		(53,768)

	Total	11,630					1,476,747	(1,530,515)		(53,768)
Istanbul Bond Co. SA for Finansbank AS
Morgan Stanley Capital Services, Inc.	Sell	15,590		1.3	3/24/13		—	(73,179)		(73,179)

	Total	15,590					—	(73,179)		(73,179)
M.D.C. Holdings, Inc.
Deutsche Bank AG	Sell	16,940		1.0	9/20/17		499,521	(141,060)		358,461

	Total	16,940					499,521	(141,060)		358,461
Peru (Republic of)
Deutsche Bank AG	Buy	7,900		1.0	12/20/17		(18,793)	38,911		20,118

	Total	7,900					(18,793)	38,911		20,118
Sherwin-Williams Co. (The)
Deutsche Bank AG	Sell	16,940		1.0	9/20/17		(305,281)	376,248		70,967

	Total	16,940					(305,281)	376,248		70,967
SLM Corp.
Deutsche Bank AG	Sell	16,940		5.0	9/20/17		(476,913)	1,160,710		683,797

	Total	16,940					(476,913)	1,160,710		683,797
Spain (Kingdom of):
Goldman Sachs International	Buy	2,260	EUR	1.0	9/20/22		(362,365)	399,734		37,369
Goldman Sachs International	Buy	2,360	EUR	1.0	12/20/22		(468,769)	469,528		759
UBS AG	Buy	900	EUR	1.0	9/20/17		(68,642)	86,950		18,308

	Total	5,520	EUR				(899,776)	956,212		56,436
United Mexican States
Barclays Bank plc	Sell	4,910		1.0	12/20/17		(15,574)	(14,320)		(29,894)

	Total	4,910					(15,574)	(14,320)		(29,894)

				Grand Total Buys			115,309	(388,689)		(273,380)
				Grand Total Sells			2,625,891	(1,068,600)		1,557,291

			Total Credit Default Swaps			$2,741,200		$(1,457,289)	$1,283,911

Notional amount is reported in U.S. Dollars (USD), except for those denoted in the following currency:

EUR	Euro

66	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

The table that follows shows the undiscounted maximum potential payment by the Fund related to selling credit protection in credit default swaps:

Type of Reference Asset on which the Fund Sold Protection	Total Maximum Potential Payments for Selling Credit Protection (Undiscounted)		Amount Recoverable*	Reference Asset Rating Range**
Investment Grade Single Name Corporate Debt	1,840,000	EUR	$—	A-to BBB+
Investment Grade Single Name Corporate Debt	50,820,000	USD	—	A to BBB-
Non-Investment Grade Single Name Corporate Debt	49,470,000	USD	—	BB+
Investment Grade Sovereign Debt	4,910,000	USD	—	BBB
Non-Investment Grade Sovereign Debt	11,630,000	USD	—	BB+

Total EUR	1,840,000	EUR	$—

Total USD	$116,830,000		$—

* The Fund has no amounts recoverable from related purchased protection. In addition, the Fund has no recourse provisions under the credit derivatives and holds no collateral which can offset or reduce potential payments under a triggering event.

** The period end reference asset security ratings, as rated by any rating organization, are included in the equivalent Standard & Poor’s rating category. The reference asset rating represents the likelihood of a potential credit event on the reference asset which would result in a related payment by the Fund.

Interest Rate Swap Contracts as of September 28, 2012 are as follows:
Interest Rate/ Swap Counterparty	Notional Amount (000’s)		Paid by the Fund	Received by the Fund	Termination Date	Value
BZDI:
Bank of America NA	36,410	BRR	BZDI	8.090%	1/2/15	$(34,012)
Deutsche Bank AG	62,360	BRR	BZDI	8.080	1/2/15	(70,415)
Goldman Sachs International	105,880	BRR	BZDI	7.650	1/2/14	(10,334)
Goldman Sachs International	113,825	BRR	BZDI	8.640	1/2/17	(314,688)
Goldman Sachs International	41,530	BRR	BZDI	8.080	1/2/15	(33,590)

Total	360,005	BRR				(463,039)
Six-Month AUD BBR BBSW:
Bank of America NA	7,095	AUD	Six-Month AUD BBR BBSW	3.680	9/28/22	16,592
Barclays Bank plc	20,615	AUD	Six-Month AUD BBR BBSW	4.029	7/3/22	(702,356)

Total	27,710	AUD				(685,764)
Six-Month EUR EURIBOR
Barclays Bank plc	17,635	EUR	Six-Month EUR EURIBOR	1.734	10/2/22	—
Six-Month JPY BBA LIBOR
Barclays Bank plc	1,769,000	JPY	0.786%	Six-Month JPY BBA LIBOR	10/2/22	(15,791)
Three-Month CAD BA CDOR:
Bank of America NA	22,335	CAD	1.538	Three-Month CAD BA CDOR	8/13/13	(70,673)

OPPENHEIMER GLOBAL STRATEGIC INCOME FUND	67

STATEMENT OF INVESTMENTS    Continued

Footnotes to Statement of Investments Continued

Interest Rate Swap Contracts: Continued
Interest Rate/ Swap Counterparty	Notional Amount (000’s)		Paid by the Fund	Received by the Fund	Termination Date	Value
Three-Month CAD BA CDOR: Continued
Bank of America NA	8,920	CAD	1.590%	Three-Month CAD BA CDOR	8/7/14	$(51,461)
Bank of America NA	18,165	CAD	2.530	Three-Month CAD BA CDOR	9/24/22	(656,123)
Bank of America NA	36,335	CAD	2.610	Three-Month CAD BA CDOR	9/21/22	(1,606,360)

Total where Fund pays a fixed rate	85,755	CAD				(2,384,617)

Bank of America NA	4,560	CAD	Three-Month CAD BA CDOR	2.079%	7/11/22	(8,100)
Bank of America NA	4,555	CAD	Three-Month CAD BA CDOR	2.010	7/25/22	(39,949)

Total where Fund pays a variable rate	9,115	CAD				(48,049)

Total	94,870	CAD				(2,432,666)
Three-Month USD BBA LIBOR:
Citibank NA	18,250		0.819	Three-Month USD BBA LIBOR	9/17/17	(59,425)
Bank of America NA	4,280		1.550	Three-Month USD BBA LIBOR	7/27/22	39,597
Bank of America NA	4,380		1.621	Three-Month USD BBA LIBOR	7/13/22	6,518

Total where Fund pays a fixed rate	26,910					(13,310)

Barclays Bank plc	21,440		Three-Month USD BBA LIBOR	2.358	11/2/21	1,675,002

Total where Fund pays a variable rate	21,440					1,675,002

Total	48,350					1,661,692

				Total Interest Rate Swaps		$(1,935,568)

Notional amount is reported in U.S. Dollars (USD), except for those denoted in the following currencies:

AUD	Australian Dollar
BRR	Brazilian Real
CAD	Canadian Dollar
EUR	Euro
JPY	Japanese Yen

Abbreviations/Definitions are as follows:
BA CDOR	Canada Bankers Acceptances Deposit Offering Rate
BBA LIBOR	British Bankers’ Association London-Interbank Offered Rate
BBR BBSW	Bank Bill Swap Reference Rate (Australian Financial Market)
BZDI	Brazil Interbank Deposit Rate
EURIBOR	Euro Interbank Offered Rate

68	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

Total Return Swap Contracts as of September 28, 2012 are as follows:
Reference Entity/ Swap Counterparty	Notional Amount (000’s)		Paid by the Fund	Received by the Fund	Termination Date	Value
Custom Basket of Securities:
Citibank NA	15,282	AUD	One-Month AUD BBA LIBOR plus 50 basis points, and if negative, the absolute value of the Total Return of a Custom Basket of Securities	If positive, the Total Return of a Custom Basket of Securities	3/8/13	$246,057
Citibank NA	15,334	CAD	One-Month CAD BA CDOR plus 30 basis points, and if negative, the absolute value of the Total Return of a Custom Basket of Securities	If positive, the Total Return of a Custom Basket of Securities	3/6/13	350,363
Goldman Sachs International	85,967		One-Month USD BBA LIBOR plus 18 basis points, and if negative, the absolute value of the Total Return of a Custom Basket of Securities	If positive, the Total Return of a Custom Basket of Securities	9/9/13	1,658,889
Goldman Sachs International	11,665		One-Month USD BBA LIBOR plus 25 basis points, and if negative, the absolute value of the Total Return of a Custom Basket of Securities	If positive, the Total Return of a Custom Basket of Securities	9/9/13	76,607
Goldman Sachs International	119,600	HKD	One-Month HKD HIBOR HKAB plus 40 basis points, and if negative, the absolute value of the Total Return of a Custom Basket of Securities	If positive, the Total Return of a Custom Basket of Securities	9/12/13	1,235,222
Morgan Stanley & Co. International plc	4,893	GBP	One-Month GBP BBA LIBOR plus 50 basis points and if negative, the absolute value of the Total Return of a Custom Basket of Securities	If positive, the Total Return of a Custom Basket of Securities	1/10/13	61,257
				Reference Entity Total		3,628,395

OPPENHEIMER GLOBAL STRATEGIC INCOME FUND	69

STATEMENT OF INVESTMENTS    Continued

Footnotes to Statement of Investments Continued

Total Return Swap Contracts: Continued
Reference Entity/ Swap Counterparty	Notional Amount (000’s)		Paid by the Fund	Received by the Fund	Termination Date	Value
HANG SENG Index Futures Contract expiring 10/30/12
Goldman Sachs International	136,803	HKD	If positive, the Total Return of the HANG SENG Index Futures Contract expiring 10/30/12	If negative, the absolute value of the Total Return of the HANG SENG Index Futures Contract expiring 10/30/12	11/6/12	$(125,292)
IBOVESPA Futures Contract expiring 10/17/12
Goldman Sachs International	5,478		If positive, the Total Return of the IBOVESPA Futures Contract expiring 10/17/12	If negative, the absolute value of the Total Return of the IBOVESPA Futures Contract expiring 10/17/12	10/18/12	(302,102)
				Total of Total Return Swaps		$3,201,001

Notional amount is reported in U.S. Dollars (USD), except for those denoted in the following currencies:

AUD	Australian Dollar
CAD	Canadian Dollar
GBP	British Pounds Sterling
HKD	Hong Kong Dollar

Abbreviations are as follows:

BA CDOR	Canada Bankers Acceptances Deposit offering Rate
BBA LIBOR	British Bankers’ Association London-Interbank Offered Rate
HANG SENG	Hang Seng Bank
HIBOR	Hong Kong Interbank Offered Rate
HKAB	Hong Kong Association of Banks
IBOVESPA	Index of stocks that trade on the Sao Paulo, Mercantile & Futures Exchange

Volatility Swaps as of September 28, 2012 are as follows:
Reference Entity/ Swap Counterparty	Notional Amount (000’s)		Paid by the Fund	Received by the Fund	Termination Date	Value
AUD/CHF Spot Exchange Rate:
Bank of America NA	193	AUD	The Historic Volatility of the mid AUD/CHF spot exchange rate during the period 9/26/12 to 10/29/12	7.450%	10/31/12	$(29,310)
Credit Suisse International	192	AUD	The Historic Volatility of the mid AUD/CHF spot exchange rate during the period 9/20/12 to 10/22/12	7.500	10/24/12	124,774
JPMorgan Chase Bank NA	191	AUD	The Historic Volatility of the mid AUD/CHF spot exchange rate during the period 9/25/12 to 10/25/12	7.150	10/29/12	(40,286)

				Reference Entity Total		55,178

70	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

Volatility Swaps: Continued
Reference Entity/ Swap Counterparty	Notional Amount (000’s)		Paid by the Fund	Received by the Fund	Termination Date	Value
EUR/CHF Spot Exchange Rate:
Credit Suisse International	153	EUR	The Historic Volatility of the mid EUR/CHF spot exchange rate during the period 9/19/12 to 10/18/12	3.500%	10/22/12	$173,039
Morgan Stanley Capital Services, Inc.	153	EUR	The Historic Volatility of the mid EUR/CHF spot exchange rate during the period 9/18/12 to 10/18/12	3.700	10/22/12	216,216

				Reference Entity Total		389,255
EUR/JPY Spot Exchange Rate
Morgan Stanley Capital Services, Inc.	152	EUR	10.250%	The Historic Volatility of the mid EUR/JPY spot exchange rate during the period 9/14/12 to 10/17/12	10/19/12	(39,733)
EUR/NZD Spot Exchange Rate
Goldman Sachs Bank USA	155	EUR	The Historic Volatility of the mid EUR/NZD spot exchange rate during the period 9/13/12 to 10/15/12	6.900	10/17/12	(296,925)
GBP/CAD Spot Exchange Rate:
Bank of America NA	124	GBP	The Historic Volatility of the mid GBP/CAD spot exchange rate during the period 9/28/12 to 10/31/12	5.600	11/2/12	—
Credit Suisse International	123	GBP	The Historic Volatility of the mid GBP/CAD spot exchange rate during the period 9/27/12 to 10/30/12	5.700	11/1/12	(37,024)

				Reference Entity Total		(37,024)

OPPENHEIMER GLOBAL STRATEGIC INCOME FUND	71

STATEMENT OF INVESTMENTS    Continued

Footnotes to Statement of Investments Continued

Volatility Swaps: Continued
Reference Entity/ Swap Counterparty	Notional Amount (000’s)		Paid by the Fund	Received by the Fund	Termination Date	Value
GBP/CHF Spot Exchange Rate
JPMorgan Chase Bank NA	126	GBP	The Historic Volatility of the mid GBP/CHF spot exchange rate during the period 9/6/12 to 10/8/12	6.500%	10/10/12	$238,622
GBP/JPY Spot Exchange Rate:
Deutsche Bank AG	126	GBP	8.550%	The Historic Volatility of the mid GBP/JPY spot exchange rate during the period 8/31/12 to 10/2/12	10/4/12	(228,628)
Total where Fund pays a fixed rate	126	GBP				(228,628)
Bank of America NA	126	GBP	The Historic Volatility of the mid GBP/JPY spot exchange rate during the period 9/5/12 to 10/4/12	8.050	10/9/12	(431,816)
BNP Paribas	126	GBP	The Historic Volatility of the mid GBP/JPY spot exchange rate during the period 9/4/12 to 10/4/12	8.300	10/9/12	(337,835)
Goldman Sachs International	126	GBP	The Historic Volatility of the mid GBP/JPY spot exchange rate during the period 8/30/12 to 10/2/12	8.650	10/4/12	(170,159)
Total where Fund pays a variable rate	378	GBP				(939,810)
				Reference Entity Total		(1,168,438)
JPY/EUR Spot Exchange Rate
JPMorgan Chase Bank NA	152	EUR	10.500	The Historic Volatility of the mid JPY/EUR spot exchange rate during the period 9/17/12 to 10/17/12	10/19/12	(278,929)
NZD/CHF Spot Exchange Rate
Morgan Stanley Capital Services, Inc.	244	NZD	The Historic Volatility of the mid NZD/CHF spot exchange rate during the period 9/12/12 to 10/11/12	7.250	10/15/12	(546,110)

72	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

Volatility Swaps: Continued
Reference Entity/ Swap Counterparty	Notional Amount (000’s)	Paid by the Fund	Received by the Fund	Termination Date	Value
USD/SEK Spot Exchange Rate:
Deutsche Bank AG	$200	9.575%	The Historic Volatility of the mid USD/SEK spot exchange rate during the period 9/10/12 to 10/10/12	10/12/12	$241,445
JPMorgan Chase Bank NA	200	9.600	The Historic Volatility of the mid USD/SEK spot exchange rate during the period 9/7/12 to 10/9/12	10/11/12	207,781
			Reference Entity Total		449,226
			Total Volatility Swaps		$(1,234,878)

Notional amount is reported in U.S. Dollars (USD), except for those denoted in the following currencies:

AUD	Australian Dollar
EUR	Euro
GBP	British Pounds Sterling
NZD	New Zealand Dollar

Abbreviations/Definitions are as follows:

CAD	Canadian Dollar
CHF	Swiss Franc
JPY	Japanese Yen
SEK	Swedish Krona

The following table aggregates, as of period end, the amount receivable from/(payable to) each counterparty with whom the Fund has entered into a swap agreement. Swaps are individually disclosed in the preceding tables.

Swap Summary as of September 28, 2012 is as follows:
Swap Counterparty	Swap Type from Fund Perspective	Notional Amount (000’s)		Value
Bank of America NA:
	Credit Default Sell Protection	$16,940		$(340,150)
	Interest Rate	7,095	AUD	16,592
	Interest Rate	36,410	BRR	(34,012)
	Interest Rate	94,870	CAD	(2,432,666)
	Interest Rate	8,660		46,115
	Volatility	193	AUD	(29,310)
	Volatility	250	GBP	(431,816)

				(3,205,247)

OPPENHEIMER GLOBAL STRATEGIC INCOME FUND	73

STATEMENT OF INVESTMENTS    Continued

Footnotes to Statement of Investments Continued

Swap Summary: Continued
Swap Counterparty	Swap Type from Fund Perspective	Notional Amount (000’s)		Value
Barclays Bank plc:
	Credit Default Sell Protection	$16,540		$(1,544,835)
	Interest Rate	20,615	AUD	(702,356)
	Interest Rate	17,635	EUR	—
	Interest Rate	1,769,000	JPY	(15,791)
	Interest Rate	21,440		1,675,002

				(587,980)
BNP Paribas	Volatility	126	GBP	(337,835)
Citibank NA:
	Credit Default Buy Protection	17,230		(25,773)
	Interest Rate	18,250		(59,425)
	Total Return	15,282	AUD	246,057
	Total Return	15,334	CAD	350,363

				511,222
Credit Suisse International:
	Credit Default Buy Protection	16,940		(299,755)
	Credit Default Sell Protection	16,940		(478,150)
	Volatility	192	AUD	124,774
	Volatility	153	EUR	173,039
	Volatility	123	GBP	(37,024)

				(517,116)
Deutsche Bank AG:
	Credit Default Buy Protection	26,970		(2,397,121)
	Credit Default Sell Protection	50,820		1,395,898
	Interest Rate	62,360	BRR	(70,415)
	Volatility	126	GBP	(228,628)
	Volatility	200		241,445

				(1,058,821)
Goldman Sachs Bank USA	Volatility	155	EUR	(296,925)
Goldman Sachs International:
	Credit Default Buy Protection	4,620	EUR	869,262
	Credit Default Buy Protection	51,400		1,377,748
	Interest Rate	261,235	BRR	(358,612)
	Total Return	256,403	HKD	1,109,930
	Total Return	103,110		1,433,394
	Volatility	127	GBP	(170,159)

				4,261,563
JPMorgan Chase Bank NA:
	Volatility	191	AUD	(40,286)
	Volatility	152	EUR	(278,929)
	Volatility	126	GBP	238,622
	Volatility	200		207,781

				127,188
Morgan Stanley & Co. International plc	Total Return	4,893	GBP	61,257

74	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

Swap Summary: Continued
Swap Counterparty	Swap Type from Fund Perspective	Notional Amount (000’s)		Value
Morgan Stanley Capital Services, Inc.:
	Credit Default Sell Protection	$15,590		$ (73,179)
	Volatility	305	EUR	176,483
	Volatility	244	NZD	(546,110)

				(442,806)
UBS AG:
	Credit Default Buy Protection	900	EUR	86,950
	Credit Default Sell Protection	1,840	EUR	(28,184)

				58,766

		Total Swaps		$(1,426,734)

Notional amount is reported in U.S.Dollars (USD), except for those denoted in the following currencies:

AUD	Australian Dollar
BRR	Brazilian Real
CAD	Canadian Dollar
EUR	Euro
GBP	British Pounds Sterling
HKD	Hong Kong Dollar
JPY	Japanese Yen
NZD	New Zealand Dollar

As of September 28, 2012, the Fund had entered into the following written swaption contracts:
Reference Entity/ Swaption Counterparty	Swaption Description	Underlying Swap Type from Fund Perspective	Notional Amount (000’s)	Expiration Date	Premium Received	Value	Unrealized Appreciation (Depreciation)
CDX.NA.HY.18:
Goldman Sachs International	Index Credit Default Swaption (European); Swap Terms: Paid: 5%; Received: Protection on CDX.NA.HY.18; Termination Date: 6/20/17	Index Credit Default Swap; Pay Fixed	$78,175	10/18/12	$425,663	$(1,316,370)	$(890,707)
Goldman Sachs International	Index Credit Default Swaption (European); Swap Terms: Paid: 5%; Received: Protection on CDX.NA.HY.18; Termination Date: 6/20/17	Index Credit Default Swap; Pay Fixed	156,375	12/20/12	975,311	(1,393,818)	(418,507)

OPPENHEIMER GLOBAL STRATEGIC INCOME FUND	75

STATEMENT OF INVESTMENTS    Continued

Footnotes to Statement of Investments Continued

As of September 28, 2012, the Fund had entered into the following written swaption contracts: Continued
Reference Entity/ Swaption Counterparty	Swaption Description	Underlying Swap Type from Fund Perspective	Notional Amount (000’s)	Expiration Date	Premium Received	Value	Unrealized Appreciation (Depreciation)
CDX.NA.HY.18: Continued
Goldman Sachs International	Index Credit Default Swaption (European); Swap Terms: Paid: 5%; Received: Protection on CDX.NA.HY.18; Termination Date: 6/20/17	Index Credit Default Swap; Pay Fixed	$ 78,170	10/18/12	$379,203	$(1,316,286)	$(937,083)
JPMorgan Chase Bank NA	Index Credit Default Swaption (European); Swap Terms: Paid: 5%; Received: Protection on CDX.NA.HY.18; Termination Date: 6/20/17	Index Credit Default Swap; Pay Fixed	156,380	12/20/12	851,489	(1,499,974)	(648,485)
JPMorgan Chase Bank NA	Index Credit Default Swaption (European); Swap Terms: Paid: 5%; Received: Protection on CDX.NA.HY.18; Termination Date: 6/20/17	Index Credit Default Swap; Pay Fixed	78,170	12/20/12	433,374	(1,122,665)	(689,291)
JPMorgan Chase Bank NA	Index Credit Default Swaption (European); Swap Terms: Paid: 5%; Received: Protection on CDX.NA.HY.18; Termination Date: 6/20/17	Index Credit Default Swap; Pay Fixed	78,195	10/18/12	356,100	(1,288,418)	(932,318)
UBS AG	Index Credit Default Swaption (European);Swap Terms: Paid: 5%; Received: Protection on CDX.NA.HY.18; Termination Date: 6/20/17	Index Credit Default Swap; Pay Fixed	78,200	10/18/12	286,447	(1,278,666)	(992,219)
UBS AG	Index Credit Default Swaption (European);Swap Terms: Paid: 5%; Received: Protection on CDX.NA.HY.18; Termination Date: 6/20/17	Index Credit Default Swap; Pay Fixed	78,200	10/18/12	479,992	(1,916,413)	(1,436,421)

		Total where Fund pays a fixed rate			4,187,579	(11,132,610)	(6,945,031)

76	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

As of September 28, 2012, the Fund had entered into the following written swaption contracts: Continued
Reference Entity/ Swaption Counterparty	Swaption Description	Underlying Swap Type from Fund Perspective	Notional Amount (000’s)		Expiration Date	Premium Received	Value	Unrealized Appreciation (Depreciation)
CDX.NA.HY.18: Continued
Goldman Sachs International	Index Credit Default Swaption (European); Swap Terms: Paid: Protection on CDX.NA.HY.18; Received: 5%; Termination Date: 6/20/17	Index Credit Default Swap; Pay Floating	$ 78,265		12/20/12	$325,426	$(326,887)	$(1,461)
JPMorgan Chase Bank NA	Index Credit Default Swaption (European); Swap Terms: Paid: Protection on CDX.NA.HY.18; Received: 5%; Termination Date: 6/20/17	Index Credit Default Swap; Pay Floating	156,380		12/20/12	603,783	(677,326)	(73,543)

		Total where Fund pays a floating rate				929,209	(1,004,213)	(75,004)

					Total	5,116,788	(12,136,823)	(7,020,035)
CDX.NA.IG.18
Barclays Bank plc	Index Credit Default Swaption (European); Swap Terms: Paid: 1%; Received: Protection on CDX.NA.IG.18; Termination Date: 6/20/17	Index Credit Default Swap; Pay Fixed	22,620		12/20/12	58,812	(84,185)	(25,373)
Six-Month EUR EURIBOR:
Barclays Bank plc	Interest Rate Swaption (European); Swap Terms: Paid: 2.204%; Received: Six-Month EUR EURIBOR; Termination Date: 8/28/44	Interest Rate Swap; Pay Fixed	4,530	EUR	8/27/14	496,183	(365,299)	130,884
Goldman Sachs Bank USA	Interest Rate Swaption (European); Swap Terms: Paid: 2.71%; Received: Six-Month EUR EURIBOR; Termination Date: 11/17/42	Interest Rate Swap; Pay Fixed	54,325	EUR	11/16/12	2,945,810	(1,012,120)	1,933,690

OPPENHEIMER GLOBAL STRATEGIC INCOME FUND	77

STATEMENT OF INVESTMENTS    Continued

Footnotes to Statement of Investments Continued

As of September 28, 2012, the Fund had entered into the following written swaption contracts: Continued
Reference Entity/ Swaption Counterparty	Swaption Description	Underlying Swap Type from Fund Perspective	Notional Amount (000’s)		Expiration Date	Premium Received	Value	Unrealized Appreciation (Depreciation)
Six-Month EUR EURIBOR: Continued
Goldman Sachs Bank USA	Interest Rate Swaption (European); Swap Terms: Paid: 2.65%; Received: Six-Month EUR EURIBOR; Termination Date: 12/1/42	Interest Rate Swap; Pay Fixed	54,490	EUR	11/30/12	$2,744,174	$(917,174)	$1,827,000

						6,186,167	(2,294,593)	3,891,574
Six-Month GBP BBA LIBOR
JPMorgan Chase Bank NA	Interest Rate Swaption (European); Swap Terms: Paid: 3.231%; Received: Six-Month GBP BBA LIBOR; Termination Date: 2/14/43	Interest Rate Swap; Pay Fixed	1,825	GBP	2/15/13	181,026	(210,373)	(29,347)
Three-Month CAD BA CDOR
Bank of America NA	Interest Rate Swaption (European); Swap Terms: Paid: Three-Month CAD BA CDOR; Received: 2.1025%; Termination Date: 1/16/23	Interest Rate Swap; Pay Floating	11,375	CAD	1/17/13	236,547	(196,237)	40,310
Three-Month USD BBA LIBOR:
Bank of America NA	Interest Rate Swaption (European); Swap Terms: Paid: 2.2825%; Received: Three-Month USD BBA LIBOR; Termination Date: 10/11/22	Interest Rate Swap; Pay Fixed	72,450		10/9/12	1,717,065	(3,936,997)	(2,219,932)
Goldman Sachs International	Interest Rate Swaption (European); Swap Terms: Paid: 1.40%; Received: Three-Month USD BBA LIBOR; Termination Date: 1/26/23	Interest Rate Swap; Pay Fixed	146,635		7/25/13	1,246,398	(910,516)	335,882

78	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

As of September 28, 2012, the Fund had entered into the following written swaption contracts: Continued
Reference Entity/ Swaption Counterparty	Swaption Description	Underlying Swap Type from Fund Perspective	Notional Amount (000’s)	Expiration Date	Premium Received	Value	Unrealized Appreciation (Depreciation)
Three-Month USD BBA LIBOR: Continued
Goldman Sachs International	Interest Rate Swaption (European); Swap Terms: Paid 1.405%; Received: Three-Month USD BBA LIBOR; Termination Date: 8/6/23	Interest Rate Swap; Pay Fixed	$146,570	8/5/13	$1,739,297	$(949,556)	$789,741
Goldman Sachs International	Interest Rate Swaption (European); Swap Terms: Paid: 1.30%; Received: Three-Month USD BBA LIBOR; Termination Date: 7/26/23	Interest Rate Swap; Pay Fixed	146,505	7/25/13	1,465,050	(626,920)	838,130
Goldman Sachs International	Interest Rate Swaption (European); Swap Terms: Paid: 2.90%; Received: Three-Month USD BBA LIBOR; Termination Date: 11/13/22	Interest Rate Swap; Pay Fixed	249,000	11/9/12	2,247,225	(3,220,318)	(973,093)

		Total where Fund pays a fixed rate			8,415,035	(9,644,307)	(1,229,272)
Bank of America NA	Bank of America NA; Interest Rate Swaption (European); Swap Terms: Paid: Three-Month USD BBA LIBOR; Received: 2.0675%; Termination Date: 1/30/23	Interest Rate Swap; Pay Floating	117,295	1/29/13	1,442,729	(892,898)	549,831
Bank of America NA	Bank of America NA; Interest Rate Swaption (European); Swap Terms: Paid: Three-Month USD BBA LIBOR; Received: 2.50%; Termination Date: 9/3/23	Interest Rate Swap; Pay Floating	73,215	9/3/13	1,208,048	(923,407)	284,641
Bank of America NA	Bank of America NA; Interest Rate Swaption (European); Swap Terms: Paid: Three-Month USD BBA LIBOR; Received: 3.45%; Termination Date: 3/11/43	Interest Rate Swap; Pay Floating	36,365	3/8/13	418,198	(234,432)	183,766

OPPENHEIMER GLOBAL STRATEGIC INCOME FUND	79

STATEMENT OF INVESTMENTS    Continued

Footnotes to Statement of Investments Continued

As of September 28, 2012, the Fund had entered into the following written swaption contracts: Continued
Reference Entity/ Swaption Counterparty	Swaption Description	Underlying Swap Type from Fund Perspective	Notional Amount (000’s)	Expiration Date	Premium Received	Value	Unrealized Appreciation (Depreciation)
Three-Month USD BBA LIBOR: Continued
Barclays Bank plc	Interest Rate Swaption (European); Swap Terms: Paid: Three-Month USD BBA LIBOR; Received: 2.15%; Termination Date: 11/29/22	Interest Rate Swap; Pay Floating	$91,205	11/28/12	$456,025	$(152,556)	$303,469
Barclays Bank plc	Interest Rate Swaption (European); Swap Terms: Paid: Three-Month USD BBA LIBOR; Received: 2.135%; Termination Date: 1/30/23	Interest Rate Swap; Pay Floating	234,590	1/29/13	2,222,740	(1,464,435)	758,305
Barclays Bank plc	Interest Rate Swaption (European); Swap Terms: Paid: Three-Month USD BBA LIBOR; Received: 1.935%; Termination Date: 9/30/20	Interest Rate Swap; Pay Floating	75,056	9/29/15	1,921,432	(1,992,235)	(70,803)
Barclays Bank plc	Interest Rate Swaption (European); Swap Terms: Paid: Three-Month USD BBA LIBOR; Received: 3.50%; Termination Date: 4/27/22	Interest Rate Swap; Pay Floating	73,580	4/26/17	2,444,230	(1,672,297)	771,933
Barclays Bank plc	Interest Rate Swaption (European); Swap Terms: Paid: Three-Month USD BBA LIBOR; Received: 3.40%; Termination Date: 3/18/43	Interest Rate Swap; Pay Floating	54,550	3/15/13	984,628	(446,386)	538,242

80	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

As of September 28, 2012, the Fund had entered into the following written swaption contracts: Continued
Reference Entity/ Swaption Counterparty	Swaption Description	Underlying Swap Type from Fund Perspective	Notional Amount (000’s)		Expiration Date	Premium Received	Value	Unrealized Appreciation (Depreciation)
Three-Month USD BBA LIBOR: Continued
Goldman Sachs International	Interest Rate Swaption (European); Swap Terms: Paid: Three-Month USD BBA LIBOR; Received: 1.875%; Termination Date: 9/24/20	Interest Rate Swap; Pay Floating	$101,895		9/23/13	$1,238,024	$(1,118,784)	$119,240
Goldman Sachs International	Interest Rate Swaption (European); Swap Terms: Paid: Three-Month USD BBA LIBOR; Received: 3.45%; Termination Date: 3/18/43	Interest Rate Swap; Pay Floating	40,000		3/15/13	616,000	(282,636)	333,364
UBS AG	Interest Rate Swaption (European); Swap Terms: Paid: Three-Month USD BBA LIBOR; Received: 3.50%; Termination Date: 3/4/43	Interest Rate Swap; Pay Floating	54,550		3/1/13	763,700	(271,302)	492,398

		Total where Fund pays a floating rate				13,715,754	(9,451,368)	4,264,386

					Total	22,130,789	(19,095,675)	3,035,114
Three-Month ZAR JIBAR SAFEX:
Barclays Bank plc	Interest Rate Swaption (European); Swap Terms: Paid: 7%; Received: Three-Month ZAR JIBAR SAFEX; Termination Date: 11/14/22	Interest Rate Swap; Pay Fixed	61,100	ZAR	11/13/12	79,101	(201,988)	(122,887)
JPMorgan Chase Bank NA	Interest Rate Swaption (European); Swap Terms: Paid: 7%; Received: Three-Month ZAR JIBAR SAFEX; Termination Date: 11/19/22	Interest Rate Swap; Pay Fixed	61,210	ZAR	11/20/12	80,655	(207,969)	(127,314)

OPPENHEIMER GLOBAL STRATEGIC INCOME FUND	81

STATEMENT OF INVESTMENTS    Continued

Footnotes to Statement of Investments Continued

As of September 28, 2012, the Fund had entered into the following written swaption contracts: Continued
Reference Entity/ Swaption Counterparty	Swaption Description	Underlying Swap Type from Fund Perspective	Notional Amount (000’s)		Expiration Date	Premium Received	Value	Unrealized Appreciation (Depreciation)
Three-Month ZAR JIBAR SAFEX: Continued
JPMorgan Chase Bank NA	Interest Rate Swaption (European); Swap Terms: Paid: 7%; Received: Three-Month ZAR JIBAR SAFEX; Termination Date: 12/18/22	Interest Rate Swap; Pay Fixed	61,670	ZAR	12/19/12	$81,266	$(232,294)	$(151,028)

						241,022	(642,251)	(401,229)

		Total Written Swaptions				$34,151,151	$(34,660,137)	$(508,986)

Notional amount is reported in U.S. Dollars (USD), except for those denoted in the following currencies:

CAD	Canadian Dollar
EUR	Euro
GBP	British Pound Sterling
ZAR	South African Rand

Abbreviations/Definitions are as follows:
BA CDOR	Canada Bankers Acceptances Deposit Offering Rate
BBA LIBOR	British Bankers’ Association London-Interbank Offered Rate
CDX.NA.HY.18	Markit CDX North American High Yield
CDX.NA.IG.18	Markit CDX North American Investment Grade High Volatility
EURIBOR	Euro Interbank Offered Rate
JIBAR	South Africa Johannesburg Interbank Agreed Rate
SAFEX	South Africa Futures Exchange

See accompanying Notes to Financial Statements.

82	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

STATEMENT OF ASSETS AND LIABILITIES    September 28, 20121

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $9,432,127,711)	$9,434,695,554
Affiliated companies (cost $1,451,916,224)	1,407,225,313
Wholly-owned subsidiary (cost $1,500,000)	1,447,210
10,843,368,077
Cash	15,889,801
Cash—foreign currencies (cost $3,798,520)	3,304,897
Unrealized appreciation on foreign currency exchange contracts	15,616,163
Appreciated swaps, at value (net upfront payments paid $1,663,590)	9,102,211
Depreciated swaps, at value (upfront payments paid $1,774,845)	1,575,229
Receivables and other assets:
Investments sold (including $469,357,597 sold on a when-issued or delayed delivery basis)	638,635,655
Interest, dividends and principal paydowns	105,624,800
Shares of beneficial interest sold	6,540,913
Closed foreign currency contracts	5,473,338
Futures margins	1,211,805
Other	297,306
Total assets	11,646,640,195
Liabilities
Appreciated options written, at value (premiums received $9,459,289)	5,177,248
Depreciated options written, at value (premiums received $2,070,251)	2,299,606
Appreciated swaptions written, at value (premiums received $22,667,781)	12,436,955
Depreciated swaptions written, at value (premiums received $11,483,370)	22,223,182
Unrealized depreciation on foreign currency exchange contracts	58,322,051
Appreciated swaps, at value (upfront payments received $4,435,192)	3,421,165
Depreciated swaps, at value (net upfront payments received $1,744,443)	8,683,009
Payables and other liabilities:
Investments purchased (including $2,302,491,215 purchased on a when-issued or delayed delivery basis)	2,391,474,333
Shares of beneficial interest redeemed	16,889,216
Closed foreign currency contracts	12,109,623
Dividends	6,779,341
Foreign capital gains tax	2,363,530
Distribution and service plan fees	1,641,761
Transfer and shareholder servicing agent fees	1,000,721
Futures margins	998,183
Shareholder communications	407,627
Trustees’ compensation	236,466
Other	553,882
Total liabilities	2,547,017,899
Net Assets	$9,099,622,296

1. September 28, 2012 represents the last business day of the Fund’s 2012 fiscal year See Note 1 of the accompanying Notes.

OPPENHEIMER GLOBAL STRATEGIC INCOME FUND	83

STATEMENT OF ASSETS AND LIABILITIES    Continued

Composition of Net Assets
Par value of shares of beneficial interest	$2,114,922
Additional paid-in capital	9,702,655,442
Accumulated net investment income	43,010,460
Accumulated net realized loss on investments and foreign currency transactions	(562,470,412)
Net unrealized depreciation on investments and translation of assets and liabilities denominated in foreign currencies	(85,688,116)
Net Assets	$9,099,622,296
Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $6,276,192,559 and 1,458,268,784 shares of beneficial interest outstanding)	$4.30
Maximum offering price per share (net asset value plus sales charge of 4.75% of offering price)	$4.51
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $282,503,782 and 65,412,489 shares of beneficial interest outstanding)	$4.32
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $1,522,039,335 and 354,365,489 shares of beneficial interest outstanding)	$4.30
Class I Shares:
Net asset value, redemption price and offering price per share (based on net assets of $51,010,671 and 11,898,656 shares of beneficial interest outstanding)	$4.29
Class N Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $238,665,966 and 55,419,888 shares of beneficial interest outstanding)	$4.31
Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $729,209,983 and 169,556,289 shares of beneficial interest outstanding)	$4.30

See accompanying Notes to Financial Statements.

84	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

STATEMENT OF OPERATIONS    For the Year Ended September 28, 20121

Allocation of Income and Expenses from Master Funds[2]
Net investment income allocated from Oppenheimer Master Event-Linked Bond Fund, LLC:
Interest	$14,842,829
Dividends	14,825
Expenses[3]	(709,994)
Net investment income allocated from Oppenheimer Master Event-Linked Bond Fund, LLC	14,147,660
Net investment income allocated from Oppenheimer Master Loan Fund, LLC:
Interest	82,823,113
Dividends	180,305
Expenses[4]	(3,746,901)
Net investment income allocated from Oppenheimer Master Loan Fund, LLC	79,256,517
Total allocation of net investment income from master funds	93,404,177
Investment Income
Interest from unaffiliated companies (net of foreign withholding taxes of $464,042)	478,790,650
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $209,119)	2,062,059
Affiliated companies	815,859
Fee income on when-issued securities	9,690,719
Other income	54,415
Total investment income	491,413,702
Expenses
Management fees	43,763,844
Distribution and service plan fees:
Class A	14,330,388
Class B	2,720,631
Class C	14,097,046
Class N	1,140,398
Transfer and shareholder servicing agent fees:
Class A	7,712,088
Class B	716,393
Class C	1,813,441
Class I	3,591
Class N	645,668
Class Y	1,381,753
Shareholder communications:
Class A	944,945
Class B	104,732
Class C	234,030
Class I	25
Class N	41,428
Class Y	104,542
Custodian fees and expenses	821,796
Trustees’ compensation	176,861
Administration service fees	1,500
Other	676,786
Total expenses	91,431,886
Less waivers and reimbursements of expenses	(4,525,032)
Net expenses	86,906,854
Net Investment Income	497,911,025

OPPENHEIMER GLOBAL STRATEGIC INCOME FUND	85

STATEMENT OF OPERATIONS    Continued

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments from unaffiliated companies (including premiums on options and swaptions exercised) (net of foreign capital gains tax of $1,057,500)	$(59,406,761)
Affiliated companies	(1,280,611)
Closing and expiration of option contracts written	47,973,413
Closing and expiration of swaption contracts written	23,028,045
Closing and expiration of futures contracts	11,347,695
Foreign currency transactions	(101,359,743)
Swap contracts	13,167,511
Net realized loss allocated from:
Oppenheimer Master Event-Linked Bond Fund, LLC	(5,684,446)
Oppenheimer Master Loan Fund, LLC	(10,234,623)
Net realized loss	(82,449,520)
Net change in unrealized appreciation/depreciation on:
Investments (net of foreign capital gains tax of $2,261,050)	524,267,915
Translation of assets and liabilities denominated in foreign currencies	35,154,478
Futures contracts	(30,177,603)
Option contracts written	7,428,749
Swaption contracts written	(237,265)
Swap contracts	510,492
Net change in unrealized appreciation/deprecation allocated from:
Oppenheimer Master Event-Linked Bond Fund, LLC	5,337,471
Oppenheimer Master Loan Fund, LLC	54,885,989
Net change in unrealized appreciation/depreciation	597,170,226
Net Increase in Net Assets Resulting from Operations	$1,012,631,731

1. September 28, 2012 represents the last business day of the Fund’s 2012 fiscal year. See Note 1 of the accompanying Notes.

2. The Fund invests in certain affiliated mutual funds that expect to be treated as partnerships for tax purposes.

3. Net of expense waivers and/or reimbursements of $7,238

4. Net of expense waivers and/or reimbursements of $41,397

See accompanying Notes to Financial Statements.

86	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended September 28, 2012[1]	Year Ended September 30, 2011
Operations
Net investment income	$497,911,025	$548,170,137
Net realized gain (loss)	(82,449,520)	223,849,484
Net change in unrealized appreciation/depreciation	597,170,226	(793,418,486)
Net increase (decrease) in net assets resulting from operations	1,012,631,731	(21,398,865)
Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(330,771,757)	(382,490,965)
Class B	(13,000,514)	(16,567,355)
Class C	(69,498,317)	(77,576,438)
Class I	(723,309)	—
Class N	(12,083,986)	(13,475,211)
Class Y	(42,405,408)	(45,233,275)
	(468,483,291)	(535,343,244)
Tax return of capital distribution:
Class A	(16,982,855)	—
Class B	(667,487)	—
Class C	(3,568,261)	—
Class I	(37,137)	—
Class N	(620,430)	—
Class Y	(2,177,226)	—
	(24,053,396)	—
Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	60,827,515	(124,884,015)
Class B	(18,958,333)	(38,939,680)
Class C	51,407,175	26,600,521
Class I	49,687,337	—
Class N	(1,212,963)	10,298,920
Class Y	(21,368,986)	87,192,160
	120,381,745	(39,732,094)
Net Assets
Total increase (decrease)	640,476,789	(596,474,203)
Beginning of period	8,459,145,507	9,055,619,710
End of period (including accumulated net investment income of $43,010,460 and $359,441, respectively)	$9,099,622,296	$8,459,145,507

1. September 28, 2012 represents the last business day of the Fund’s 2012 fiscal year. See Note 1 of the accompanying Notes.

See accompanying Notes to Financial Statements.

OPPENHEIMER GLOBAL STRATEGIC INCOME FUND	87

FINANCIAL HIGHLIGHTS

	Year Ended September 28,		Year Ended September 30,
Class A	2012[1]	2011	2010	2009	2008

Per Share Operating Data
Net asset value, beginning of period	$4.05	$4.32	$3.91	$3.96	$4.41
Income (loss) from investment operations:
Net investment income[2]	.25	.27	.28	.24	.24
Net realized and unrealized gain (loss)	.25	(.28)	.40	(.05)	(.40)
Total from investment operations	.50	(.01)	.68	.19	(.16)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.24)	(.26)	(.27)	(.18)	(.29)
Tax return of capital distribution	(.01)	—	—	(.06)	—
Total dividends and/or distributions to shareholders	(.25)	(.26)	(.27)	(.24)	(.29)
Net asset value, end of period	$4.30	$4.05	$4.32	$3.91	$3.96
Total Return, at Net Asset Value[3]	12.61%	(0.31)%	18.17%	5.59%	(4.01)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$6,276,192	$5,857,280	$6,368,118	$6,019,723	$7,719,384
Average net assets (in thousands)	$5,865,852	$6,278,335	$6,047,257	$5,942,116	$7,560,427
Ratios to average net assets:[4,5]
Net investment income	5.99%	6.23%	6.91%	6.74%	5.44%
Expenses excluding interest and fees from borrowings	0.98%	0.97%	0.99%	0.97%	0.91%
Interest and fees from borrowings	—	— [6]	0.28%	0.01%	—
Total expenses	0.98%[7]	0.97%[8]	1.27%[8]	0.98%[8]	0.91%[8]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.93%[9]	0.92%	1.23%	0.96%	0.89%
Portfolio turnover rate[10]	74%	53%	94%	96%	71%

1. September 28, 2012 represents the last business day of the Fund’s 2012 fiscal year. See Note 1 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Includes the Fund’s share of the allocated expenses and/or net investment income from the master funds.

6. Less than 0.005%.

7. Ratio including all expenses of the wholly-owned subsidiary and indirect expenses from affiliated funds were as follows:

Year Ended September 28, 2012	0.99%

8. Total expenses including all affiliated fund expenses were as follows:

Year Ended September 30, 2011	0.97%
Year Ended September 30, 2010	1.27%
Year Ended September 30, 2009	0.99%
Year Ended September 30, 2008	0.92%

9. Ratio including all expenses of the wholly-owned subsidiary and indirect expenses from affiliated funds were as follows:

Year Ended September 28, 2012	0.94%

10. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Year Ended September 28, 2012	$9,325,024,559	$7,885,278,752
Year Ended September 30, 2011	$3,961,769,663	$3,820,541,826
Year Ended September 30, 2010	$2,754,184,019	$2,975,421,694
Year Ended September 30, 2009	$5,100,694,441	$4,915,091,623
Year Ended September 30, 2008	$1,979,370,856	$1,852,400,340

See accompanying Notes to Financial Statements.

88	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

	Year Ended September 28,	Year Ended September 30,
Class B	2012[1]	2011	2010	2009	2008

Per Share Operating Data
Net asset value, beginning of period	$4.06	$4.33	$3.93	$3.98	$4.42
Income (loss) from investment operations:
Net investment income[2]	.21	.23	.24	.20	.20
Net realized and unrealized gain (loss)	.26	(.28)	.40	(.04)	(.39)
Total from investment operations	.47	(.05)	.64	.16	(.19)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.20)	(.22)	(.24)	(.16)	(.25)
Tax return of capital distribution	(.01)	—	—	(.05)	—
Total dividends and/or distributions to shareholders	(.21)	(.22)	(.24)	(.21)	(.25)
Net asset value, end of period	$4.32	$4.06	$4.33	$3.93	$3.98
Total Return, at Net Asset Value[3]	11.84%	(1.21)%	16.74%	4.64%	(4.54)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$282,504	$284,757	$342,069	$353,248	$483,485
Average net assets (in thousands)	$272,336	$320,622	$331,317	$355,973	$540,865
Ratios to average net assets:[4,5]
Net investment income	5.08%	5.31%	5.96%	5.83%	4.61%
Expenses excluding interest and fees from borrowings	1.89%	1.89%	1.93%	1.89%	1.73%
Interest and fees from borrowings	—	— [6]	0.28%	0.01%	—
Total expenses	1.89%[7]	1.89%[8]	2.21%[8]	1.90%[8]	1.73%[8]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.84%[9]	1.84%	2.17%	1.88%	1.71%
Portfolio turnover rate[10]	74%	53%	94%	96%	71%

1. September 28, 2012 represents the last business day of the Fund’s 2012 fiscal year. See Note 1 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Includes the Fund’s share of the allocated expenses and/or net investment income from the master funds.

6. Less than 0.005%.

7. Ratio including all expenses of the wholly-owned subsidiary and indirect expenses from affiliated funds were as follows:

Year Ended September 28, 2012	1.90%

8. Total expenses including all affiliated fund expenses were as follows:

Year Ended September 30, 2011	1.89%
Year Ended September 30, 2010	2.21%
Year Ended September 30, 2009	1.91%
Year Ended September 30, 2008	1.74%

9. Ratio including all expenses of the wholly-owned subsidiary and indirect expenses from affiliated funds were as follows:

Year Ended September 28, 2012	1.85%

10. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Year Ended September 28, 2012	$9,325,024,559	$7,885,278,752
Year Ended September 30, 2011	$3,961,769,663	$3,820,541,826
Year Ended September 30, 2010	$2,754,184,019	$2,975,421,694
Year Ended September 30, 2009	$5,100,694,441	$4,915,091,623
Year Ended September 30, 2008	$1,979,370,856	$1,852,400,340

See accompanying Notes to Financial Statements.

OPPENHEIMER GLOBAL STRATEGIC INCOME FUND	89

FINANCIAL HIGHLIGHTS    Continued

	Year Ended September 28,		Year Ended September 30,
Class C	2012[1]	2011	2010	2009	2008

Per Share Operating Data
Net asset value, beginning of period	$4.04	$4.31	$3.91	$3.96	$4.40
Income (loss) from investment operations:
Net investment income[2]	.22	.24	.25	.21	.20
Net realized and unrealized gain (loss)	.26	(.28)	.39	(.05)	(.38)
Total from investment operations	.48	(.04)	.64	.16	(.18)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.21)	(.23)	(.24)	(.16)	(.26)
Tax return of capital distribution	(.01)	—	—	(.05)	—
Total dividends and/or distributions to shareholders	(.22)	(.23)	(.24)	(.21)	(.26)
Net asset value, end of period	$4.30	$4.04	$4.31	$3.91	$3.96
Total Return, at Net Asset Value[3]	12.05%	(1.08)%	17.01%	4.79%	(4.52)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,522,039	$1,384,378	$1,448,886	$1,292,721	$1,493,804
Average net assets (in thousands)	$1,411,513	$1,453,972	$1,330,764	$1,201,421	$1,381,340
Ratios to average net assets:[4,5]
Net investment income	5.24%	5.48%	6.15%	6.00%	4.68%
Expenses excluding interest and fees from borrowings	1.73%	1.73%	1.75%	1.73%	1.66%
Interest and fees from borrowings	—	— [6]	0.28%	0.01%	—
Total expenses	1.73%[7]	1.73%[8]	2.03%[8]	1.74%[8]	1.66%[8]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.68%[9]	1.68%	1.99%	1.72%	1.64%
Portfolio turnover rate[10]	74%	53%	94%	96%	71%

1. September 28, 2012 represents the last business day of the Fund’s 2012 fiscal year. See Note 1 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Includes the Fund’s share of the allocated expenses and/or net investment income from the master funds.

6. Less than 0.005%.

7. Ratio including all expenses of the wholly-owned subsidiary and indirect expenses from affiliated funds were as follows:

Year Ended September 28, 2012	1.74%

8. Total expenses including all affiliated fund expenses were as follows:

Year Ended September 30, 2011	1.73%
Year Ended September 30, 2010	2.03%
Year Ended September 30, 2009	1.75%
Year Ended September 30, 2008	1.67%

9. Ratio including all expenses of the wholly-owned subsidiary and indirect expenses from affiliated funds were as follows:

Year Ended September 28, 2012	1.69%

10. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Year Ended September 28, 2012	$9,325,024,559	$7,885,278,752
Year Ended September 30, 2011	$3,961,769,663	$3,820,541,826
Year Ended September 30, 2010	$2,754,184,019	$2,975,421,694
Year Ended September 30, 2009	$5,100,694,441	$4,915,091,623
Year Ended September 30, 2008	$1,979,370,856	$1,852,400,340

See accompanying Notes to Financial Statements.

90	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

Period Ended September 28,
Class I	2012[1,2]

Per Share Operating Data
Net asset value, beginning of period	$4.17
Income (loss) from investment operations:
Net investment income[3]	.18
Net realized and unrealized gain	.11

Total from investment operations	.29
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.16)
Tax return of capital distribution	(.01)

Total dividends and/or distributions to shareholders	(.17)
Net asset value, end of period	$4.29

Total Return, at Net Asset Value[4]	7.23%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$51,011
Average net assets (in thousands)	$17,870
Ratios to average net assets:[5,6]
Net investment income	6.37%
Expenses excluding interest and fees from borrowings	0.64%
Interest and fees from borrowings	—

Total expenses[7]	0.64%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses[8]	0.60%
Portfolio turnover rate[9]	74%

1. September 28, 2012 represents the last business day of the Fund’s 2012 fiscal year. See Note 1 of the accompanying Notes.

2. For the period from January 27, 2012 (inception of offering) to September 28, 2012.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Includes the Fund’s share of the allocated expenses and/or net investment income from the master funds.

7. Ratio including all expenses of the wholly-owned subsidiary and indirect expenses from affiliated funds were as follows:

Period Ended September 28, 2012	0.65%

8. Ratio including all expenses of the wholly-owned subsidiary and indirect expenses from affiliated funds were as follows:

Period Ended September 28, 2012	0.61%

9. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Period Ended September 28, 2012	$9,325,024,559	$7,885,278,752

See accompanying Notes to Financial Statements.

OPPENHEIMER GLOBAL STRATEGIC INCOME FUND	91

FINANCIAL HIGHLIGHTS    Continued

	Year Ended September 28,		Year Ended September 30,
Class N	2012[1]	2011	2010	2009	2008

Per Share Operating Data
Net asset value, beginning of period	$4.05	$4.32	$3.92	$3.97	$4.41
Income (loss) from investment operations:
Net investment income[2]	.23	.25	.26	.22	.22
Net realized and unrealized gain (loss)	.26	(.28)	.40	(.05)	(.39)
Total from investment operations	.49	(.03)	.66	.17	(.17)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.22)	(.24)	(.26)	(.16)	(.27)
Tax return of capital distribution	(.01)	—	—	(.06)	—
Total dividends and/or distributions to shareholders	(.23)	(.24)	(.26)	(.22)	(.27)
Net asset value, end of period	$4.31	$4.05	$4.32	$3.92	$3.97
Total Return, at Net Asset Value[3]	12.42%	(0.73)%	17.34%	5.14%	(4.17)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$238,666	$225,889	$230,532	$186,857	$186,353
Average net assets (in thousands)	$229,983	$237,655	$202,619	$164,067	$175,884
Ratios to average net assets:[4,5]
Net investment income	5.59%	5.81%	6.45%	6.34%	5.03%
Expenses excluding interest and fees from borrowings	1.38%	1.39%	1.44%	1.47%	1.32%
Interest and fees from borrowings	—	— [6]	0.28%	0.01%	—
Total expenses	1.38%[7]	1.39%[8]	1.72%[8]	1.48%[8]	1.32%[8]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.33%[9]	1.34%	1.68%	1.39%	1.30%
Portfolio turnover rate[10]	74%	53%	94%	96%	71%

1. September 28, 2012 represents the last business day of the Fund’s 2012 fiscal year. See Note 1 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Includes the Fund’s share of the allocated expenses and/or net investment income from the master funds.

6. Less than 0.005%.

7. Ratio including all expenses of the wholly-owned subsidiary and indirect expenses from affiliated funds were as follows:

Year Ended September 28, 2012	1.39%

8. Total expenses including all affiliated fund expenses were as follows:

Year Ended September 30, 2011	1.39%
Year Ended September 30, 2010	1.72%
Year Ended September 30, 2009	1.49%
Year Ended September 30, 2008	1.33%

9. Ratio including all expenses of the wholly-owned subsidiary and indirect expenses from affiliated funds were as follows:

Year Ended September 28, 2012	1.34%

10. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Year Ended September 28, 2012	$9,325,024,559	$7,885,278,752
Year Ended September 30, 2011	$3,961,769,663	$3,820,541,826
Year Ended September 30, 2010	$2,754,184,019	$2,975,421,694
Year Ended September 30, 2009	$5,100,694,441	$4,915,091,623
Year Ended September 30, 2008	$1,979,370,856	$1,852,400,340

See accompanying Notes to Financial Statements.

92	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

	Year Ended September 28,		Year Ended September 30,
Class Y	2012[1]	2011	2010	2009	2008

Per Share Operating Data
Net asset value, beginning of period	$4.05	$4.31	$3.91	$3.96	$4.39
Income (loss) from investment operations:
Net investment income[2]	.26	.28	.29	.24	.25
Net realized and unrealized gain (loss)	.25	(.27)	.39	(.05)	(.38)
Total from investment operations	.51	.01	.68	.19	(.13)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.25)	(.27)	(.28)	(.18)	(.30)
Tax return of capital distribution	(.01)	—	—	(.06)	—
Total dividends and/or distributions to shareholders	(.26)	(.27)	(.28)	(.24)	(.30)
Net asset value, end of period	$4.30	$4.05	$4.31	$3.91	$3.96
Total Return, at Net Asset Value[3]	12.82%	0.13%	18.10%	5.67%	(3.33)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$729,210	$706,842	$666,015	$290,726	$313,760
Average net assets (in thousands)	$729,460	$718,536	$545,045	$266,712	$220,416
Ratios to average net assets:[4,5]
Net investment income	6.17%	6.44%	7.08%	6.82%	5.68%
Expenses excluding interest and fees from borrowings	0.79%	0.77%	0.85%	0.79%	0.66%
Interest and fees from borrowings	—	— [6]	0.28%	0.01%	—
Total expenses	0.79%[7]	0.77%[8]	1.13%[8]	0.80%[8]	0.66%[8]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.74%[9]	0.72%	1.05%	0.78%	0.64%
Portfolio turnover rate[10]	74%	53%	94%	96%	71%

1. September 28, 2012 represents the last business day of the Fund’s 2012 fiscal year. See Note 1 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Includes the Fund’s share of the allocated expenses and/or net investment income from the master funds.

6. Less than 0.005%.

7. Ratio including all expenses of the wholly-owned subsidiary and indirect expenses from affiliated funds were as follows:

Year Ended September 28, 2012	0.80%

8. Total expenses including all affiliated fund expenses were as follows:

Year Ended September 30, 2011	0.77%
Year Ended September 30, 2010	1.13%
Year Ended September 30, 2009	0.81%
Year Ended September 30, 2008	0.67%

9. Ratio including all expenses of the wholly-owned subsidiary and indirect expenses from affiliated funds were as follows:

Year Ended September 28, 2012	0.75%

10. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Year Ended September 28, 2012	$9,325,024,559	$7,885,278,752
Year Ended September 30, 2011	$3,961,769,663	$3,820,541,826
Year Ended September 30, 2010	$2,754,184,019	$2,975,421,694
Year Ended September 30, 2009	$5,100,694,441	$4,915,091,623
Year Ended September 30, 2008	$1,979,370,856	$1,852,400,340

See accompanying Notes to Financial Statements.

OPPENHEIMER GLOBAL STRATEGIC INCOME FUND	93

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies

Oppenheimer Global Strategic Income Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The Fund’s investment objective is to seek total return. The Fund’s investment adviser is OppenheimerFunds, Inc. (the “Manager”).

The Fund offers Class A, Class C, Class I, Class N and Class Y shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares will be permitted, however reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds will be allowed. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C and Class N shares are sold, and Class B shares were sold, without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. Class I and Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class I and Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and N shares have separate distribution and/or service plans under which they pay fees. Class I and Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase. Class I shares were first publicly offered on January 27, 2012.

The following is a summary of significant accounting policies consistently followed by the Fund.

Fiscal Year End. The last day of the Fund’s fiscal year was the last day the New York Stock Exchange was open for trading. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

Structured Securities. The Fund invests in structured securities whose market values, interest rates and/or redemption prices are linked to the performance of underlying foreign currencies, interest rate spreads, stock market indices, prices of individual securities, commodities or other financial instruments or the occurrence of other specific events. The structured securities are often leveraged, increasing the volatility of each note’s market value relative to the change in the underlying linked financial element or event. Fluctuations in value of these securities are recorded as unrealized gains and losses in the accompanying Statement of Operations. The Fund records a realized gain or loss when a structured security is sold or matures.

94	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

As of September 28, 2012, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions
Purchased securities	$2,302,491,215
Sold securities	469,357,597

The Fund may enter into “forward roll” transactions with respect to mortgage-related securities. In this type of transaction, the Fund sells a mortgage-related security to a buyer and simultaneously agrees to repurchase a similar security (same type, coupon and maturity) at a later date at a set price. During the period between the sale and the repurchase, the Fund will not be entitled to receive interest and principal payments on the securities that have been sold. The Fund records the incremental difference between the forward purchase and sale of each forward roll as realized gain (loss) on investments or as fee income in the case of such transactions that have an associated fee in lieu of a difference in the forward purchase and sale price.

Forward roll transactions may be deemed to entail embedded leverage since the Fund purchases mortgage-related securities with extended settlement dates rather than paying for the securities under a normal settlement cycle. This embedded leverage increases the Fund’s market value of investments relative to its net assets which can incrementally increase the volatility of the Fund’s performance. Forward roll transactions can be replicated over multiple settlement periods.

Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Fund to receive inferior securities at redelivery as compared to the securities sold to the counterparty; and counterparty credit risk.

OPPENHEIMER GLOBAL STRATEGIC INCOME FUND	95

NOTES TO FINANCIAL STATEMENTS    Continued

1. Significant Accounting Policies Continued

Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently miss an interest payment. Information concerning securities not accruing interest as of September 28, 2012 is as follows:

Cost	$134,076,682
Market Value	$24,082,027
Market Value as a % of Net Assets	0.26%

Investment in Oppenheimer Global Strategic Income Fund (Cayman) Ltd. The Fund has established a Cayman Islands company that is wholly-owned and controlled by the Fund (the “Subsidiary”). The Fund may invest up to 25% of its total assets in the Subsidiary. The Subsidiary invests primarily in commodity-linked derivatives (including commodity related futures, options and swap contracts), exchange traded funds and certain fixed-income securities and other investments that may serve as margin or collateral for its derivatives positions. Investments in the Subsidiary are expected to provide the Fund with exposure to commodities markets within the limitations of the federal tax requirements that apply to the Fund. The Subsidiary is subject to the same investment restrictions and guidelines, and follows the same compliance policies and procedures, as the Fund. The Fund wholly owns and controls the Subsidiary, and the Fund and Subsidiary are both managed by the Manager.

The Fund does not consolidate the assets, liabilities, capital or operations of the Subsidiary into its financial statements. Rather, the Subsidiary is separately presented as an investment in the Fund’s Statement of Investments. Shares of the Subsidiary are valued at their net asset value per share. Gains or losses on withdrawals of capital from the Subsidiary by the Fund are recognized on an average cost basis. Unrealized appreciation or depreciation on the Fund’s investment in the Subsidiary is recorded in the Fund’s Statement of Assets and Liabilities and the Fund’s Statement of Operations. Distributions received from the Subsidiary are recorded as income on the ex-dividend date.

For tax purposes, the Subsidiary is an exempted Cayman investment company. The Subsidiary has received an undertaking from the Government of the Cayman Islands exempting it from all local income, profits and capital gains taxes through September of 2030. No such taxes are levied in the Cayman Islands at the present time. For U.S. income tax purposes, the Subsidiary is a Controlled Foreign Corporation and as such is not subject to U.S. income tax. However, as a wholly-owned Controlled Foreign Corporation, the Subsidiary’s net income and capital gain, to the extent of its earnings and profits, will be included each year in the Fund’s investment company taxable income. For the year ended September 28, 2012, the Subsidiary has a deficit of $52,790 in its taxable earnings and profits. In addition, any in-kind capital contributions made by the Fund to the Subsidiary will result in the Fund recognizing taxable gain to the extent of unrealized gain, if any, on

96	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

securities transferred to the Subsidiary while any unrealized losses on securities so transferred will not be recognized at the time of transfer.

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

Investment in Oppenheimer Master Funds. The Fund is permitted to invest in entities sponsored and/or advised by the Manager or an affiliate. Certain of these entities in which the Fund invests are mutual funds registered under the Investment Company Act of 1940 that expect to be treated as partnerships for tax purposes, specifically Oppenheimer Master Loan Fund, LLC and Oppenheimer Master Event-Linked Bond Fund, LLC (the “Master Funds”). Each Master Fund has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Master Fund than in another, the Fund will have greater exposure to the risks of that Master Fund.

The investment objective of Oppenheimer Master Loan Fund, LLC is to seek as high a level of current income and preservation of capital as is consistent with investing primarily in loans and other debt securities. The investment objective of Oppenheimer Master Event-Linked Bond Fund, LLC is to seek a high level of current income principally derived from interest on debt securities. The Fund’s investments in the Master Funds are included in the Statement of Investments. The Fund recognizes income and gain/(loss) on its investments in each Master Fund according to its allocated pro-rata share, based on its relative proportion of total outstanding Master Fund shares held, of the total net income earned and the net gain/(loss) realized on investments sold by the Master Funds. As a shareholder, the Fund is subject to its proportional share of the Master Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Master Funds.

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the Exchange, normally 4:00 P.M. Eastern time, on each

OPPENHEIMER GLOBAL STRATEGIC INCOME FUND	97

NOTES TO FINANCIAL STATEMENTS    Continued

1. Significant Accounting Policies Continued

day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.

The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Undistributed Net Investment Income	Undistributed Long-Term Gain	Accumulated Loss Carryforward[1,2,3,4,5,6]	Net Unrealized Depreciation Based on Cost of Securities and Other Investments for Federal Income Tax Purposes
$—	$—	$532,263,887	$(19,661,620)

98	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

1. As of September 28, 2012, the Fund had $408,069,017 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. Details of the capital loss carryforwards are included in the table below. Capital loss carryovers with no expiration, if any, must be utilized prior to those with expiration dates.

Expiring
2016	$20,567,236
2017	114,107,166
2018	240,345,967
No expiration	33,048,648

Total	$408,069,017

Of these losses, $33,835,693 are subject to Sec. 382 loss limitation rules resulting from merger activity. These limitations generally reduce the utilization of these losses to a maximum of $12,593,017 per year and have expiration dates ranging from September 30, 2016 to September 30, 2017.

Of these losses, $33,048,648 are subject to Sec. 382 loss limitation rules resulting from merger activity. These limitations generally reduce the utilization of these losses to a maximum of $12,593,017 per year but do not have expiration dates associated with them.

2. As of September 28, 2012, the Fund had $123,811,998 of post-October losses available to offset future realized capital gains, if any.

3. The Fund had $382,872 of straddle losses which were deferred.

4. During the fiscal year ended September 28, 2012, the Fund utilized $52,006,467 of capital loss carryforward to offset capital gains realized in that fiscal year.

5. During the fiscal year ended September 30, 2011, the Fund utilized $216,108,238 of capital loss carryforward to offset capital gains realized in that fiscal year.

6. During the fiscal year ended September 28, 2012, $70,908,258 of unused capital loss carryforward expired.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

Accordingly, the following amounts have been reclassified for September 30, 2012. Net assets of the Fund were unaffected by the reclassifications.

Reduction to Paid-in Capital	Increase to Accumulated Net Investment Income	Reduction to Accumulated Net Realized Loss on Investments
$84,730,476	$37,276,681	$47,453,795

The tax character of distributions paid during the years ended September 30, 2012 and September 30, 2011 was as follows:

	Year Ended September 30, 2012	Year Ended September 30, 2011
Distributions paid from:
Ordinary income	$468,483,291	$535,343,244
Return of capital	24,053,396	—

Total	$492,536,687	$535,343,244

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of September 28, 2012 are noted in the following table. The primary difference

OPPENHEIMER GLOBAL STRATEGIC INCOME FUND	99

NOTES TO FINANCIAL STATEMENTS    Continued

1. Significant Accounting Policies Continued

between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$10,861,619,154
Federal tax cost of other investments	(2,785,615,558)

Total federal tax cost	$8,076,003,596

Gross unrealized appreciation	$736,185,340
Gross unrealized depreciation	(755,846,960)

Net unrealized depreciation	$(19,661,620)

Certain foreign countries impose a tax on capital gains which is accrued by the Fund based on unrealized appreciation, if any, on affected securities. The tax is paid when the gain is realized.

Trustees’ Compensation. The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian

100	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold (except for the investments in the Subsidiary) are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

OPPENHEIMER GLOBAL STRATEGIC INCOME FUND	101

NOTES TO FINANCIAL STATEMENTS    Continued

2. Securities Valuation Continued

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange but not listed on a registered U.S. securities exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority); (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Structured securities, swaps, swaptions, and other over-the-counter derivatives are valued utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Forward foreign currency exchange contracts are valued utilizing current and forward currency rates obtained from third party pricing services. When the settlement date of a contract is an interim date for which a quotation is not available, interpolated values are derived using the nearest dated forward currency rate.

Futures contracts and futures options traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as

102	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Structured securities	Relevant market information such as the price of underlying financial instruments, stock market indices, foreign currencies, interest rate spreads, commodities, or the occurrence of other specific events.
Swaps	Relevant market information, including underlying reference assets such as credit spreads, credit event probabilities, index values, individual security values, forward interest rates, variable interest rates, volatility measures, and forward currency rates.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and

OPPENHEIMER GLOBAL STRATEGIC INCOME FUND	103

NOTES TO FINANCIAL STATEMENTS    Continued

2. Securities Valuation Continued

challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1)	Level 1—unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)
2)	Level 2—inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)
3)	Level 3—significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of September 28, 2012 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Wholly-Owned Subsidiary	$—	$1,447,210	$—	$1,447,210
Asset-Backed Securities	—	212,269,609	37,604,000	249,873,609
Corporate Loans	—	124,462,831	11,394,688	135,857,519
Mortgage-Backed Obligations	—	3,129,060,570	—	3,129,060,570
U.S. Government Obligations	—	328,022,684	—	328,022,684
Foreign Government Obligations	—	2,563,528,759	—	2,563,528,759
Corporate Bonds and Notes	—	2,711,435,412	5,261,342	2,716,696,754
Preferred Stocks	—	15,543,870	—	15,543,870
Common Stocks	—	14,759,366	844,188	15,603,554
Rights, Warrants and Certificates	—	—	3,187	3,187
Structured Securities	—	245,296,217	1,402,959	246,699,176
Options Purchased	3,772,070	22,548,810	—	26,320,880
Swaptions Purchased	—	28,658,378	—	28,658,378
Investment Companies	96,792,985	1,289,240,425	—	1,386,033,410

Total Investments, at Value	100,565,055	10,686,274,141	56,510,364	10,843,349,560

104	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Other Financial Instruments:
Appreciated swaps, at value	$—	$9,102,211	$—	$9,102,211
Depreciated swaps, at value	—	1,575,229	—	1,575,229
Futures margins	1,211,805	—	—	1,211,805
Foreign currency exchange contracts	—	15,616,163	—	15,616,163

Total Assets	$101,776,860	$10,712,567,744	$56,510,364	$10,870,854,968

Liabilities Table
Other Financial Instruments:
Swaps, at value	$—	$—	$—	$—
Appreciated swaps, at value	—	(3,421,165)	—	(3,421,165)
Depreciated swaps, at value	—	(8,683,009)	—	(8,683,009)
Appreciated swaptions written, at value	—	(12,436,955)	—	(12,436,955)
Depreciated swaptions written, at value	—	(22,223,182)	—	(22,223,182)
Appreciated options written, at value	(597,667)	(4,579,581)	—	(5,177,248)
Depreciated options written, at value	(669,263)	(1,630,343)	—	(2,299,606)
Futures margins	(998,183)	—	—	(998,183)
Foreign currency exchange contracts	—	(58,322,051)	—	(58,322,051)

Total Liabilities	$(2,265,113)	$(111,296,286)	$—	$(113,561,399)

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

The table below shows the transfers between Level 2 and Level 3. The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

	Transfers into Level 2*	Transfers out of Level 2**	Transfers into Level 3**	Transfers out of Level 3*
Assets Table
Investments, at Value:
Common Stocks	$545,539	$—	$—	$(545,539)
Preferred Stocks	7,750,195	—	—	(7,750,195)
Corporate Bonds and Notes	—	(3,252,000)	3,252,000	—

Total Assets	$8,295,734	$(3,252,000)	$3,252,000	$(8,295,734)

*Transferred from Level 3 to Level 2 due to the availability of market data for this security.

**Transferred from Level 2 to Level 3 because of the lack of observable market data.

There have been no significant changes to the fair valuation methodologies of the Fund during the period.

The net asset value per share of the Subsidiary is determined as of the close of the Exchange, on each day the Exchange is open for trading. The net asset value per share is determined by dividing the value of the Subsidiary’s net assets by the number of shares that are outstanding. The Subsidiary values its investments in the same manner as the Fund as described above.

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NOTES TO FINANCIAL STATEMENTS    Continued

3. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended September 28, 2012[1]		Year Ended September 30, 2011
	Shares	Amount	Shares	Amount
Class A
Sold	179,677,478	$749,557,749	248,013,417	$1,071,416,084
Dividends and/or distributions reinvested	70,832,429	295,211,895	70,663,847	303,589,497
Acquisition—Note 8	73,155,128	314,567,048	—	—
Redeemed	(311,973,354)	(1,298,509,177)	(347,586,613)	(1,499,889,596)

Net increase (decrease)	11,691,681	$60,827,515	(28,909,349)	$(124,884,015)

Class B
Sold	10,263,297	$42,836,405	15,333,850	$66,448,173
Dividends and/or distributions reinvested	2,860,313	11,961,537	3,207,096	13,828,747
Acquisition—Note 8	4,258,497	18,396,708	—	—
Redeemed	(22,059,177)	(92,152,983)	(27,437,132)	(119,216,600)

Net decrease	(4,677,070)	$(18,958,333)	(8,896,186)	$(38,939,680)

Class C
Sold	52,136,654	$216,949,813	67,246,894	$289,327,451
Dividends and/or distributions reinvested	15,102,247	62,850,869	14,585,663	62,522,873
Acquisition—Note 8	15,949,561	68,423,617	—	—
Redeemed	(71,417,630)	(296,817,124)	(75,620,751)	(325,249,803)

Net increase	11,770,832	$51,407,175	6,211,806	$26,600,521

Class I
Sold	12,098,223	$50,533,216	—	$—
Dividends and/or distributions reinvested	168,686	718,016	—	—
Redeemed	(368,253)	(1,563,895)	—	—

Net increase	11,898,656	$49,687,337	—	$—

Class N
Sold	14,121,050	$58,879,745	18,963,770	$82,037,573
Dividends and/or distributions reinvested	2,713,166	11,316,412	2,700,968	11,610,969
Acquisition—Note 8	2,539,125	10,918,238	—	—
Redeemed	(19,705,631)	(82,327,358)	(19,292,561)	(83,349,622)

Net increase (decrease)	(332,290)	$(1,212,963)	2,372,177	$10,298,920

Class Y
Sold	53,887,592	$224,195,334	78,483,612	$338,500,436
Dividends and/or distributions reinvested	9,517,136	39,629,052	9,274,828	39,812,222
Acquisition—Note 8	1,620,678	6,968,915	—	—
Redeemed	(70,193,036)	(292,162,287)	(67,474,536)	(291,120,498)

Net increase (decrease)	(5,167,630)	$(21,368,986)	20,283,904	$87,192,160

1. For the year ended September 28, 2012, for Class A, Class B, Class C, Class N and Class Y shares, and for the period from January 27, 2012 (inception of offering) to September 28, 2012, for Class I shares.

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4. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in the Subsidiary and IMMF, for the year ended September 28, 2012, were as follows:

	Purchases	Sales
Investment securities	$4,130,758,332	$4,253,365,246
U.S. government and government agency obligations	830,844,051	756,914,554
To Be Announced (TBA) mortgage-related securities	9,325,024,559	7,885,278,752

5. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $200 million	0.75%
Next $200 million	0.72
Next $200 million	0.69
Next $200 million	0.66
Next $200 million	0.60
Next $4 billion	0.50
Over $5 billion	0.48

Administration Service Fees. The Fund pays the Manager a fee of $1,500 per year for preparing and filing the Fund’s tax returns.

Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a per account fee. For the year ended September 28, 2012, the Fund paid $12,375,871 to OFS for services to the Fund.

Additionally, Class Y shares are subject to minimum fees of $10,000 annually for assets of $10 million or more. The Class Y shares are subject to the minimum fees in the event that the per account fee does not equal or exceed the applicable minimum fees. OFS may voluntarily waive the minimum fees.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial

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NOTES TO FINANCIAL STATEMENTS    Continued

5. Fees and Other Transactions with Affiliates Continued

institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class B, Class C and Class N Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B, Class C and Class N shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares daily net assets and 0.25% on Class N shares daily net assets. The Distributor also receives a service fee of 0.25% per year under each plan. If either the Class B, Class C or Class N plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations. The Distributor determines its uncompensated expenses under the Plans at calendar quarter ends. The Distributor’s aggregate uncompensated expenses under the Plans at September 28, 2012 were as follows:

Class B	$165,955,748
Class C	67,656,248
Class N	5,811,677

Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Year Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor	Class N Contingent Deferred Sales Charges Retained by Distributor
September 28, 2012	$1,674,315	$15,660	$510,596	$100,801	$7,120

Waivers and Reimbursements of Expenses. The Manager has contractually agreed to waive the management fee it receives from the Fund in an amount equal to the management fee it receives from the Subsidiary. This undertaking will continue in effect for so long as the Fund invests in the Subsidiary and may not be terminated unless approved by the Fund’s Board of Trustees. During the year ended September 28, 2012, the Manager waived $9,413.

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The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investments in underlying funds managed by the Manager or its affiliates. During the year ended September 28, 2012, the Manager waived fees and/or reimbursed the Fund $4,476,919 for management fees.

During the year ended September 28, 2012, the Manager also voluntarily reimbursed $38,700 of additional Fund expenses.

OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class.

Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein.

6. Risk Exposures and the Use of Derivative Instruments

The Fund’s investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity and debt securities: they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors.

Market Risk Factors. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar

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NOTES TO FINANCIAL STATEMENTS    Continued

6. Risk Exposures and the Use of Derivative Instruments Continued

appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

The Fund’s actual exposures to these market risk factors during the period are discussed in further detail, by derivative type, below.

Risks of Investing in Derivatives. The Fund’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

Counterparty Credit Risk. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The Fund’s derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Fund intends to enter into financial transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction. As of September 28, 2012, the maximum

110	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

amount of loss that the Fund would incur if the counterparties to its derivative transactions failed to perform would be $82,974,129, which represents gross payments to be received by the Fund on these derivative contracts were they to be unwound as of period end. To reduce this risk the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. master agreements, which allow the Fund to net unrealized appreciation and depreciation for certain positions in swaps, over-the-counter options, swaptions, and forward currency exchange contracts for each individual counterparty. The amount of loss that the Fund would incur taking into account these master netting arrangements would be $6,272,708 as of September 28, 2012. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to International Swap and Derivatives Association, Inc. master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

As of September 28, 2012 the Fund has required certain counterparties to post collateral of $1,289,603.

Credit Related Contingent Features. The Fund’s agreements with derivative counterparties have several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and or a percentage decrease in the Fund’s Net Asset Value or NAV. The contingent features are established within the Fund’s International Swap and Derivatives Association, Inc. master agreements which govern certain positions in swaps, over-the-counter options and swaptions, and forward currency exchange contracts for each individual counterparty.

As of September 28, 2012, the aggregate fair value of derivative instruments with credit related contingent features in a net liability position was $41,083,269, for which the Fund has posted collateral of $47,760,814. If a contingent feature would have been triggered as of September 28, 2012, the Fund could have been required to pay this amount in cash to its counterparties. If the Fund fails to perform under these contracts and agreements, the cash and/or securities posted as collateral will be made available to the counterparty. Cash posted as collateral for these contracts, if any, is reported on the Statement of Assets and Liabilities; securities posted as collateral, if any, are reported on the Statement of Investments.

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NOTES TO FINANCIAL STATEMENTS    Continued

6. Risk Exposures and the Use of Derivative Instruments Continued

Valuations of derivative instruments as of September 28, 2012 are as follows:

	Asset Derivatives			Liability Derivatives
Derivatives Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Value		Statement of Assets and Liabilities Location	Value
Credit contracts	Appreciated swaps, at value	$2,534,230		Appreciated swaps, at value	$3,421,165
Credit contracts	Depreciated swaps, at value	1,575,229		Depreciated swaps, at value	2,145,583
Equity contracts	Appreciated swaps, at value	3,628,395		Depreciated swaps, at value	427,394
Interest rate contracts	Appreciated swaps, at value	1,737,709		Depreciated swaps, at value	3,673,277
Volatility contracts	Appreciated swaps, at value	1,201,877		Depreciated swaps, at value	2,436,755
Foreign exchange contracts	Futures margins	131,750	*
Equity contracts	Futures margins	479,382	*	Futures margins	310,500	*
Interest rate contracts	Futures margins	600,673	*	Futures margins	619,283	*
Volatility contracts				Futures margins	68,400	*
Foreign exchange contracts	Closed currency contracts	5,473,338		Closed currency contracts	12,109,623
Foreign exchange contracts	Unrealized appreciation on foreign currency exchange contracts	15,616,163		Unrealized depreciation on foreign currency exchange contracts	58,322,051
Foreign exchange contracts				Appreciated options written, at value	4,897,340
Foreign exchange contracts				Depreciated options written, at value	1,607,576
Interest rate contracts				Appreciated options written, at value	279,908
Interest rate contracts				Depreciated options written, at value	692,030
Credit contracts				Depreciated swaptions written, at value	12,221,008
Interest rate contracts				Appreciated swaptions written, at value	12,436,955
Interest rate contracts				Depreciated swaptions written, at value	10,002,174
Credit contracts	Investments, at value	4,078,796	**
Foreign exchange contracts	Investments, at value	23,378,061	**
Interest rate contracts	Investments, at value	27,522,401	**

Total		$87,958,004			$125,671,022

*Includes only the current day’s variation margin. Prior variation margin movements have been reflected in cash on the Statement of Assets and Liabilities upon receipt or payment.

**Amounts relate to purchased option contracts and purchased swaption contracts.

112	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

The effect of derivative instruments on the Statement of Operations is as follows:

Amount of Realized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Investments from unaffiliated companies (including premiums on options exercised)*	Closing and expiration of swaption contracts written	Closing and expiration of option contracts written	Closing and expiration of futures contracts	Foreign currency transactions	Swap contracts	Total
Credit contracts	$—	$—	$—	$—	$—	$(5,610,222)	$(5,610,222)
Equity contracts	—	—	—	(31,962,209)	—	2,206,349	(29,755,860)
Foreign exchange contracts	(12,748,989)	—	23,803,786	1,605,529	(16,136,718)	59,835	(3,416,557)
Interest rate contracts	(55,176,712)	23,028,045	24,169,627	40,462,089	—	7,604,612	40,087,661
Volatility contracts	—	—	—	1,242,286	—	8,906,937	10,149,223

Total	$(67,925,701)	$23,028,045	$47,973,413	$11,347,695	$(16,136,718)	$13,167,511	$11,454,245

*Includes purchased option contracts, purchased swaption contracts and written option contracts exercised, if any.

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Investments*	Option contracts written	Swaption contracts written	Futures contracts	Translation of assets and liabilities denominated in foreign currencies	Swap contracts	Total
Credit contracts	$(11,717,136)	$—	$(7,045,408)	$—	$—	$(2,395,162)	$(21,157,706)
Equity contracts	—	—	—	(5,518,491)	—	10,570,834	5,052,343
Foreign exchange contracts	(12,004,523)	7,939,909	—	85,512	(34,588,256)	—	(38,652,870)
Interest rate contracts	(69,014,943)	(511,160)	6,808,143	(25,109,551)	—	(7,980,698)	(95,808,209)
Volatility contracts	—	—	—	364,927	—	315,518	680,445

Total	$(92,736,602)	$7,428,749	$(237,265)	$(30,177,603)	$(34,588,256)	$510,492	$(149,800,485)

*Includes purchased option contracts and purchased swaption contracts, if any.

Foreign Currency Exchange Contracts

The Fund may enter into foreign currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date.

Forward contracts are reported on a schedule following the Statement of Investments. The unrealized appreciation (depreciation) is reported in the Statement of Assets and

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NOTES TO FINANCIAL STATEMENTS    Continued

6. Risk Exposures and the Use of Derivative Instruments Continued

Liabilities as a receivable or payable and in the Statement of Operations within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Statement of Operations.

The Fund has purchased and sold certain forward foreign currency exchange contracts of different currencies in order to acquire currencies to pay for or sell currencies to acquire related foreign securities purchase and sale transactions, respectively, or to convert foreign currencies to U.S. dollars from related foreign securities transactions. These foreign currency exchange contracts are negotiated at the current spot exchange rate with settlement typically within two business days thereafter.

The Fund has entered into forward foreign currency exchange contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to take a positive investment perspective on the related currency. These forward foreign currency exchange contracts seek to increase exposure to foreign exchange rate risk.

The Fund has entered into forward foreign currency exchange contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

The Fund has entered into forward foreign currency exchange contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to take a negative investment perspective on the related currency. These forward foreign currency exchange contracts seek to increase exposure to foreign exchange rate risk.

The Fund has entered into forward foreign currency exchange contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

During the year ended September 28, 2012, the Fund had daily average contract amounts on forward foreign currency contracts to buy and sell of $1,213,245,704 and $2,001,885,192, respectively.

Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty will default.

Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a financial instrument, or currency, at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts.

Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

114	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses.

Futures contracts are reported on a schedule following the Statement of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. Cash held by the broker to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Statement of Operations. Realized gains (losses) are reported in the Statement of Operations at the closing or expiration of futures contracts.

The Fund has purchased futures contracts on various bonds and notes to increase exposure to interest rate risk.

The Fund has sold futures contracts on various bonds and notes to decrease exposure to interest rate risk.

The Fund has purchased futures contracts on various equity indexes to increase exposure to equity risk.

The Fund has sold futures contracts on various equity indexes to decrease exposure to equity risk.

The Fund has purchased futures contracts on various currencies to increase exposure to foreign exchange rate risk.

The Fund has sold futures contracts on various currencies to decrease exposure to foreign exchange rate risk.

The Fund has sold futures contracts, which have values that are linked to the price movement of the related volatility indexes, in order to decrease exposure to volatility risk.

During the year ended September 28, 2012, the Fund had an ending monthly average market value of $1,130,437,723 and $1,151,453,881 on futures contracts purchased and sold, respectively.

Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

Option Activity

The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.

Options are valued daily based upon the last sale price on the principal exchange on which the option is traded. The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net

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NOTES TO FINANCIAL STATEMENTS    Continued

6. Risk Exposures and the Use of Derivative Instruments Continued

change in unrealized appreciation or depreciation is reported in the Statement of Operations. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Statement of Operations.

The Fund has purchased call options on currencies to increase exposure to foreign exchange rate risk. A purchased call option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has purchased put options on currencies to decrease exposure to foreign exchange rate risk. A purchased put option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

The Fund has purchased call options on treasury and/or euro futures to increase exposure to interest rate risk. A purchased call option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has purchased put options on treasury and/or euro futures to decrease exposure to interest rate risk. A purchased put option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

During the year ended September 28, 2012, the Fund had an ending monthly average market value of $16,530,121 and $4,381,300 on purchased call options and purchased put options, respectively.

Options written, if any, are reported in a schedule following the Statement of Investments and as a liability in the Statement of Assets and Liabilities. Securities held in collateralized accounts to cover potential obligations with respect to outstanding written options are noted in the Statement of Investments.

The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.

The Fund has written put options on currencies to increase exposure to foreign exchange rate risk. A written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has written call options on currencies to decrease exposure to foreign exchange rate risk. A written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

The Fund has written call options on treasury and/or euro futures to decrease exposure to interest rate risk. A written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

The Fund has written put options on treasury and/or euro futures to increase exposure to interest rate risk. A written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

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During the year ended September 28, 2012, the Fund had an ending monthly average market value of $2,073,482 and $3,936,380 on written call options and written put options, respectively.

Additional associated risks to the Fund include counterparty credit risk for over-the-counter options and liquidity risk.

Written option activity for the year ended September 28, 2012 was as follows:

	Call Options		Put Options
	Number of Contracts	Amount of Premiums	Number of Contracts	Amount of Premiums
Options outstanding as of
September 30, 2011	5,987,346,351	$1,744,360	11,143,090,933	$4,723,086
Options written	567,211,921,157	31,856,364	529,251,210,166	61,039,121
Options closed or expired	(537,108,904,377)	(26,472,999)	(516,103,802,615)	(54,602,611)
Options exercised	(30,937,515,000)	(3,231,141)	(14,111,751,084)	(3,526,640)

Options outstanding as of September 28, 2012	5,152,848,131	$3,896,584	10,178,747,400	$7,632,956

Swap Contracts

The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, or the occurrence of a credit event, over a specified period. Such contracts may include interest rate, equity, debt, index, total return, credit and currency swaps.

Swaps are marked to market daily using primarily quotations from pricing services, counterparties and brokers. Swap contracts are reported on a schedule following the Statement of Investments. The values of swap contracts are aggregated by positive and negative values and disclosed separately on the Statement of Assets and Liabilities by contracts in unrealized appreciation and depreciation positions. Upfront payments paid or received, if any, affect the value of the respective swap. Therefore, to determine the unrealized appreciation (depreciation) on swaps, upfront payments paid should be subtracted from, while upfront payments received should be added to, the value of contracts reported as an asset on the Statement of Assets and Liabilities. Conversely, upfront payments paid should be added to, while upfront payments received should be subtracted from the value of contracts reported as a liability. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund at termination or settlement. The net change in this amount during the period is included on the Statement of Operations. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Statement of Operations.

Swap contract agreements are exposed to the market risk factor of the specific underlying reference asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for

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NOTES TO FINANCIAL STATEMENTS    Continued

6. Risk Exposures and the Use of Derivative Instruments Continued

instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps require little or no initial cash investment, they can expose the Fund to substantial risk in the isolated market risk factor.

Credit Default Swap Contracts. A credit default swap is a bilateral contract that enables an investor to buy or sell protection on a debt security against a defined-issuer credit event, such as the issuer’s failure to make timely payments of interest or principal on the debt security, bankruptcy or restructuring. The Fund may enter into credit default swaps either by buying or selling protection on a single security sovereign debt, or a basket of securities (the “reference asset”).

The buyer of protection pays a periodic fee to the seller of protection based on the notional amount of debt securities underlying the swap contract. The seller of protection agrees to compensate the buyer of protection for future potential losses as a result of a credit event on the reference asset. The contract effectively transfers the credit event risk of the reference asset from the buyer of protection to the seller of protection.

The ongoing value of the contract will fluctuate throughout the term of the contract based primarily on the credit risk of the reference asset. If the credit quality of the reference asset improves relative to the credit quality at contract initiation, the buyer of protection may have an unrealized loss greater than the anticipated periodic fee owed. This unrealized loss would be the result of current credit protection being cheaper than the cost of credit protection at contract initiation. If the buyer elects to terminate the contract prior to its maturity, and there has been no credit event, this unrealized loss will become realized. If the contract is held to maturity, and there has been no credit event, the realized loss will be equal to the periodic fee paid over the life of the contract.

If there is a credit event, the buyer of protection can exercise its rights under the contract and receive a payment from the seller of protection equal to the notional amount of the reference asset less the market value of the reference asset. Upon exercise of the contract the difference between the value of the underlying reference asset and the notional amount is recorded as realized gain (loss) and is included on the Statement of Operations.

The Fund has sold credit protection through credit default swaps to increase exposure to the credit risk of individual securities and/or, indexes that are either unavailable or considered to be less attractive in the bond market.

The Fund has purchased credit protection through credit default swaps to decrease exposure to the credit risk of individual securities and/or, indexes.

For the year ended September 28, 2012, the Fund had ending monthly average notional amounts of $179,396,929 and $151,915,486 on credit default swaps to buy protection and credit default swaps to sell protection, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

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Interest Rate Swap Contracts. An interest rate swap is an agreement between counterparties to exchange periodic payments based on interest rates. One cash flow stream will typically be a floating rate payment based upon a specified interest rate while the other is typically a fixed interest rate.

The Fund has entered into interest rate swaps in which it pays a floating interest rate and receives a fixed interest rate in order to increase exposure to interest rate risk. Typically, if relative interest rates rise, payments made by the Fund under a swap agreement will be greater than the payments received by the Fund.

The Fund has entered into interest rate swaps in which it pays a fixed interest rate and receives a floating interest rate in order to decrease exposure to interest rate risk. Typically, if relative interest rates rise, payments received by the Fund under the swap agreement will be greater than the payments made by the Fund.

For the year ended September 28, 2012, the Fund had ending monthly average notional amounts of $133,856,848 and $342,819,434 on interest rate swaps which pay a fixed rate and interest rate swaps which receive a fixed rate, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Total Return Swap Contracts. A total return swap is an agreement between counterparties to exchange periodic payments based on asset or non-asset references. One cash flow is typically based on a non-asset reference (such as an interest rate or index) and the other on the total return of a reference asset (such as a security or a basket of securities). The total return of the reference asset typically includes appreciation or depreciation on the reference asset, plus any interest or dividend payments.

Total return swap contracts are exposed to the market risk factor of the specific underlying financial instrument or index. Total return swaps are less standard in structure than other types of swaps and can isolate and/or, include multiple types of market risk factors including equity risk, credit risk, and interest rate risk.

The Fund has entered into total return swaps on various equity securities or indexes to increase exposure to equity risk. These equity risk related total return swaps require the Fund to pay a floating reference interest rate, or an amount equal to the negative price movement of securities or an index multiplied by the notional amount of the contract. The Fund will receive payments equal to the positive price movement of the same securities or index multiplied by the notional amount of the contract.

The Fund has entered into total return swaps on various equity securities or indexes to decrease exposure to equity risk. These equity risk related total return swaps require the Fund to pay an amount equal to the positive price movement of securities or an index multiplied by the notional amount of the contract. The Fund will receive payments of a floating reference interest rate or an amount equal to the negative price movement of the same securities or index multiplied by the notional amount of the contract.

For the year ended September 28, 2012, the Fund had ending monthly average notional amounts of $200,062,049 and $49,072,039 on total return swaps which are long the reference asset and total return swaps which are short the reference asset, respectively.

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NOTES TO FINANCIAL STATEMENTS    Continued

6. Risk Exposures and the Use of Derivative Instruments Continued

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Currency Swaps. A currency swap is an agreement between counterparties to exchange different currencies equivalent to the notional value at contract inception and reverse the exchange of the same notional values of those currencies at contract termination. The contract may also include periodic exchanges of cash flows based on a specified index or interest rate.

The Fund has entered into currency swap contracts with the obligation to pay an interest rate on various foreign currency notional amounts and receive an interest rate on the dollar notional amount in order to take a negative investment perspective on the related currencies for which the Fund receives a payment. These currency swap contracts seek to decrease exposure to foreign exchange rate risk.

For the year ended September 28, 2012, the Fund had ending monthly average notional amounts of $631,538 on currency swaps.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

As of September 28, 2012, the Fund had no such currency swap agreements outstanding.

Volatility Swap Contracts. A volatility swap is an agreement between counterparties to exchange periodic payments based on the measured volatility of a reference security, index, currency or other reference investment over a specified time frame. One cash flow is typically based on the volatility of the reference investment as measured by changes in its price or level while the other cash flow is based on an interest rate or the measured volatility of a different reference investment. The appreciation or depreciation on a volatility swap will typically depend on the magnitude of the reference investment’s volatility, or size of the movement, rather than general directional increases or decreases in its price.

Volatility swaps are less standard in structure than other types of swaps and provide pure, or isolated, exposure to volatility risk of the specific underlying reference investment. Volatility swaps are typically used to speculate on future volatility levels, to trade the spread between realized and expected volatility, or to decrease the volatility exposure of investments held by the Fund.

The Fund has entered into volatility swaps to increase exposure to the volatility risk of various reference investments. These types of volatility swaps require the fund to pay the measured volatility and receive a fixed interest payment over the period of the contract. If the measured volatility of the related reference investment increases over the period, the swaps will depreciate in value. Conversely, if the measured volatility of the related reference investment decreases over the period, the swaps will appreciate in value.

The Fund has entered into volatility swaps to decrease exposure to the volatility risk of various reference investments. These types of volatility swaps require the fund to pay a fixed interest payment and receive the measured volatility over the period of the

120	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

contract. If the measured volatility of the related reference investment increases over the period, the swaps will appreciate in value. Conversely, if the measured volatility of the related reference investment decreases over the period, the swaps will depreciate in value.

For the year ended September 28, 2012, the Fund had ending monthly average notional amounts of $483,483 and $1,918,271 on volatility swaps which pay volatility and volatility swaps which receive volatility, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Swaption Transactions

The Fund may enter into a swaption contract which grants the purchaser the right, but not the obligation, to enter into a swap transaction at preset terms detailed in the underlying agreement within a specified period of time. The purchaser pays a premium to the swaption writer who bears the risk of unfavorable changes in the preset terms on the underlying swap.

Swaptions are marked to market daily using primarily portfolio pricing services or quotations from counterparties and brokers. Purchased swaptions are reported as a component of investments in the Statement of Investments, the Statement of Assets and Liabilities and the Statement of Operations. Written swaptions are reported on a schedule following the Statement of Investments and their value is reported as a separate asset or liability line item in the Statement of Assets and Liabilities. The net change in unrealized appreciation or depreciation on written swaptions is separately reported in the Statement of Operations. When a swaption is exercised, the cost of the swap is adjusted by the amount of premium paid or received. Upon the expiration or closing of an unexercised swaption contract, a gain or loss is reported in the Statement of Operations for the amount of the premium paid or received.

The Fund generally will incur a greater risk when it writes a swaption than when it purchases a swaption. When the Fund writes a swaption it will become obligated, upon exercise of the swaption, according to the terms of the underlying agreement. Swaption contracts written by the Fund do not give rise to counterparty credit risk as they obligate the Fund, not its counterparty, to perform. When the Fund purchases a swaption it only risks losing the amount of the premium it paid if the swaption expires unexercised. However, when the Fund exercises a purchased swaption there is a risk that the counterparty will fail to perform or otherwise default on its obligations under the swaption contract.

The Fund purchased swaptions which gives it the option to enter into an interest rate swap in which it pays a floating interest rate and receives a fixed interest rate in order to increase exposure to interest rate risk. A purchased swaption of this type becomes more valuable as the reference interest rate depreciates relative to the preset interest rate.

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NOTES TO FINANCIAL STATEMENTS    Continued

6. Risk Exposures and the Use of Derivative Instruments Continued

The Fund has purchased swaptions which gives it the option to enter into an interest rate swap in which it pays a fixed interest rate and receives a floating interest rate in order to decrease exposure to interest rate risk. A purchased swaption of this type becomes more valuable as the reference interest rate appreciates relative to the preset interest rate.

The Fund has purchased swaptions which gives it the option to buy credit protection through credit default swaps in order to decrease exposure to the credit risk of individual securities and, or, indexes. A purchased swaption of this type becomes more valuable as the likelihood of a credit event on the reference asset increases.

The Fund has written swaptions which gives it the obligation, if exercised by the purchaser, to enter into an interest rate swap in which it pays a floating interest rate and receives a fixed interest rate in order to increase exposure to interest rate risk. A written swaption of this type becomes more valuable as the reference interest rate depreciates relative to the preset interest rate.

The Fund has written swaptions which gives it the obligation, if exercised by the purchaser, to enter into an interest rate swap in which it pays a fixed interest rate and receives a floating interest rate in order to decrease exposure to interest rate risk. A written swaption of this type becomes more valuable as the reference interest rate appreciates relative to the preset interest rate.

The Fund has written swaptions which give it the obligation, if exercised by the purchaser, to sell credit protection through credit default swaps in order to increase exposure to the credit risk of individual securities and/or, indexes. A written swaption of this type becomes more valuable as the likelihood of a credit event on the reference asset decreases.

The Fund has written swaptions which give it the obligation, if exercised by the purchaser, to buy credit protection through credit default swaps in order to decrease exposure to the credit risk of individual securities and, or, indexes. A written swaption of this type becomes more valuable as the likelihood of a credit event on the reference asset increases.

During the year ended September 28, 2012, the Fund had an ending monthly average market value of $18,005,400 and $24,547,540 on purchased and written swaptions, respectively.

Written swaption activity for the year ended September 28, 2012 was as follows:

	Call Swaptions
	Notional Amount	Amount of Premiums
Swaptions outstanding as of
September 30, 2011	$18,780,000	$231,182
Swaptions written	14,573,355,922	121,186,738
Swaptions closed or expired	(11,384,570,000)	(86,007,484)
Swaptions exercised	(144,450,000)	(1,259,285)

Swaptions outstanding as of September 28, 2012	$3,063,115,922	$34,151,151

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7. Restricted Securities

As of September 28, 2012, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Statement of Investments. Restricted securities are reported on a schedule following the Statement of Investments.

8. Acquisition of Oppenheimer Champion Income Fund

On September 21, 2012, the Fund acquired all of the net assets of Oppenheimer Champion Income Fund, pursuant to an Agreement and Plan of Reorganization approved by the Oppenheimer Champion Income Fund shareholders on February 14, 2012. The exchange qualified as a tax-free reorganization for federal income tax purposes. The purpose of this acquisition is to combine two funds with similar investment objectives, strategies and risks to allow shareholders to benefit from greater asset growth potential, as well as lowered total expenses.

Details of the merger are shown in the following table:

	Exchange Ratio to One Share of the Oppenheimer Champion Income Fund	Shares of Beneficial Interest Issued by the Fund	Value of Issued Shares of Beneficial Interest	Combined Net Assets on September 21, 2012[1]
Class A	0.4320069767	73,155,128	$314,567,048	$6,264,006,608
Class B	0.4306256944	4,258,197	$18,396,708	$281,804,959
Class C	0.4321876457	15,949,561	$68,423,617	$1,517,047,234
Class N	0.4322581395	2,539,125	$10,918238	$240,418,510
Class Y	0.4242383721	1,620,678	$6,968,915	$725,843,933

1. The net assets acquired included net unrealized depreciation of $21,666,477 and an unused capital loss carryforward of $1,090,187,248, potential utilization subject to tax limitations.

Had the merger occurred at the beginning of the reporting period, the Fund’s Statement of Operations would have been adjusted to the following amounts:

Net investment income $536,922,081
Net gain on investments $556,454,238
Net increase in net assets resulting from operations $1,093,376,319 9. Pending Litigation

Since 2009, a number of class action lawsuits have been pending in federal courts against OppenheimerFunds, Inc., the Fund’s investment advisor (the “Manager”), OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), and certain funds (but not including the Fund) advised by the Manager and distributed by the Distributor (the “Defendant Funds”). Several of these lawsuits also name as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raise claims under federal securities law and allege, among other things, that the disclosure documents of the respective Defendant Funds contained misrepresentations and omissions and that the respective Defendant Funds’ investment

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NOTES TO FINANCIAL STATEMENTS    Continued

9. Pending Litigation Continued

policies were not followed. The plaintiffs in these actions seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. The Defendant Funds’ Boards of Trustees have also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits.

Other class action and individual lawsuits have been filed since 2008 in various state and federal courts against the Manager and certain of its affiliates by investors seeking to recover investments they allegedly lost as a result of the “Ponzi” scheme run by Bernard L. Madoff and his firm, Bernard L. Madoff Investment Securities, LLC (“BLMIS”). Plaintiffs in these suits allege that they suffered losses as a result of their investments in several funds managed by an affiliate of the Manager and assert a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. Neither the Distributor, nor any of the Oppenheimer mutual funds, their independent trustees or directors are named as defendants in these lawsuits. None of the Oppenheimer mutual funds invested in any funds or accounts managed by Madoff or BLMIS. On February 28, 2011, a stipulation of partial settlement of three groups of consolidated putative class action lawsuits relating to these matters was filed in the U.S. District Court for the Southern District of New York. On August 19, 2011, the court entered an order and final judgment approving the settlement as fair, reasonable and adequate. In September 2011, certain parties filed notices of appeal from the court’s order approving the settlement. The settlement does not resolve other outstanding lawsuits against the Manager and its affiliates relating to BLMIS.

On April 16, 2010, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark IV Funding Limited (“AAArdvark IV”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark IV. Plaintiffs allege breach of contract against the defendants and seek compensatory damages, costs and disbursements, including attorney fees. On July 15, 2011, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark Funding Limited (“AAArdvark I”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark I. The complaint alleges breach of contract against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees. On November 9, 2011, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark XS Funding Limited (“AAArdvark XS”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark XS. The complaint alleges breach of contract against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees.

The Manager believes the lawsuits and appeals described above are without legal merit and, with the exception of actions it has settled, is defending against them vigorously. While it is premature to render any opinion as to the outcome in these lawsuits, or

124	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, the Manager believes that these suits should not impair the ability of the Manager or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer mutual funds.

OPPENHEIMER GLOBAL STRATEGIC INCOME FUND	125

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of Oppenheimer Global Strategic Income Fund:

We have audited the accompanying statement of assets and liabilities of Oppenheimer Global Strategic Income Fund, including the statement of investments, as of September 28, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years or periods in the four-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The accompanying financial highlights of Oppenheimer Global Strategic Income Fund for the year ended September 30, 2008 were audited by other auditors whose report dated November 18, 2008 expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 28, 2012, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Global Strategic Income Fund as of September 28, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years or periods in the four-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Denver, Colorado

November 21, 2012

126	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

FEDERAL INCOME TAX INFORMATION    Unaudited

In early 2012, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2011.

Dividends, if any, paid by the Fund during the fiscal year ended September 28, 2012 which are not designated as capital gain distributions should be multiplied by the maximum amount allowable but not less than 0.20% to arrive at the amount eligible for the corporate dividend-received deduction.

A portion, if any, of the dividends paid by the Fund during the fiscal year ended September 28, 2012 which are not designated as capital gain distributions are eligible for lower individual income tax rates to the extent that the Fund has received qualified dividend income as stipulated by recent tax legislation. The maximum amount allowable but not less than $2,218,764 of the Fund’s fiscal year taxable income may be eligible for the lower individual income tax rates. In early 2012, shareholders of record received information regarding the percentage of distributions that are eligible for lower individual income tax rates.

Recent tax legislation allows a regulated investment company to designate distributions not designated as capital gain distributions, as either interest related dividends or short-term capital gain dividends, both of which are exempt from the U.S. withholding tax applicable to non U.S. taxpayers. For the fiscal year ended September 28, 2012, the maximum amount allowable but not less than $202,961,289 of the ordinary distributions to be paid by the Fund qualifies as an interest related dividend.

The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

OPPENHEIMER GLOBAL STRATEGIC INCOME FUND	127

BOARD APPROVAL OF THE FUND’S INVESTMENT

ADVISORY AGREEMENT    Unaudited

Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to renew the Fund’s investment advisory agreement (the “Agreement”). The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Manager provide, such information as may be reasonably necessary to evaluate the terms of the Agreement. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition to in-person meetings focused on this evaluation, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

The Manager and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Manager’s services, (ii) the investment performance of the Fund and the Manager, (iii) the fees and expenses of the Fund, including comparative expense information, (iv) the profitability of the Manager and its affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Manager from its relationship with the Fund. The Board was aware that there are alternatives to retaining the Manager.

Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.

Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Manager’s key personnel who provide such services. The Manager’s duties include providing the Fund with the services of the portfolio managers and the Manager’s investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; securities trading services; oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions; and risk management. The Manager is responsible for providing certain administrative services to the Fund as well. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by Federal and state securities laws for the sale of the Fund’s shares. The Manager also provides the Fund with office space, facilities and equipment.

128	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

The Board also considered the quality of the services provided and the quality of the Manager’s resources that are available to the Fund. The Board took account of the fact that the Manager has had over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Manager’s advisory, administrative, accounting, legal, compliance services and risk management, and information the Board has received regarding the experience and professional qualifications of the Manager’s key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Arthur Steinmetz, Krishna Memani, Joseph Welsh and Sara Zervos, the portfolio managers for the Fund, and the Manager’s investment team and analysts. The Board members also considered the totality of their experiences with the Manager as directors or trustees of the Fund and other funds advised by the Manager. The Board considered information regarding the quality of services provided by affiliates of the Manager, which its members have become knowledgeable about in connection with the renewal of the Fund’s service agreements. The Board concluded, in light of the Manager’s experience, reputation, personnel, operations and resources that the Fund benefits from the services provided under the Agreement.

Investment Performance of the Manager and the Fund. Throughout the year, the Manager provided information on the investment performance of the Fund and the Manager, including comparative performance information. The Board also reviewed information, prepared by the Manager and by the independent consultant, comparing the Fund’s historical performance to relevant market indices and to the performance of other retail front-end load and no-load global income funds. The Board noted that the Fund outperformed its performance universe median for the three- and ten-year periods, although it slightly underperformed its performance universe median for the five-year period and underperformed its performance universe median for the one-year period. The Board noted that the Fund’s underperformance for the one-year period was due to the Fund’s overweight to credit risk, with exposure to high yield bonds and senior loans which underperformed in the second half of 2011 in a flight to quality. The Board noted that exposure to commercial mortgages, non-agency mortgages, and emerging market currencies also detracted from relative performance. The Board further noted that in response to heightened volatility in the markets, the Fund adjusted its high yield exposure, reduced overall foreign currency exposure and neutralized its duration posture. The Board considered that for the 2012 year-to-date period ended April 30, 2012, the Fund’s performance was in the first quintile of its performance universe median.

OPPENHEIMER GLOBAL STRATEGIC INCOME FUND	129

BOARD APPROVAL OF THE FUND’S INVESTMENT

ADVISORY AGREEMENT    Unaudited / Continued

Costs of Services by the Manager. The Board reviewed the fees paid to the Manager and the other expenses borne by the Fund. The Board also considered the comparability of the fees charged and the services provided to the Fund to the fees and services for other clients or accounts advised by the Manager. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other retail front-end load global income funds with comparable asset levels and distribution features. The Board noted that the Fund’s actual management fees and total expenses were lower than its expense group median and average. The Fund’s contractual management fees were equal to that of its expense group median and lower than its expense group average.

Economies of Scale and Profits Realized by the Manager. The Board considered information regarding the Manager’s costs in serving as the Fund’s investment adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Manager’s profitability from its relationship with the Fund. The Board reviewed whether the Manager may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow.

Other Benefits to the Manager. In addition to considering the profits realized by the Manager, the Board considered information that was provided regarding the direct and indirect benefits the Manager receives as a result of its relationship with the Fund, including compensation paid to the Manager’s affiliates. The Board also considered that the Manager must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund.

Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Manager within the meaning and intent of the Securities and Exchange Commission Rules.

Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreement. In addition, the Board, including a majority of the Independent Trustees, approved the restructuring of the Fund’s investment advisory arrangement so that effective January 1, 2013, (i) OFI Global Asset Management, Inc. (“OFI Global”), a wholly owned subsidiary of the Manager, will serve as the investment adviser to the Fund in place of the Manager under a Restated Advisory Agreement (“Restated Advisory Agreement”), and (ii) OFI Global will enter into a Sub-Advisory Agreement (“Sub-Advisory Agreement”)

130	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

with the Manager to provide investment sub-advisory services to the Fund. OFI Global will pay the Manager a percentage of the net investment advisory fee (after all applicable waivers have been deducted) that it receives from the Fund. The Agreement will continue until earlier of August 31, 2013 or the effective date of the Restated Advisory Agreement between the Fund and OFI Global. The Restated Advisory Agreement and Sub-Advisory Agreement will continue until August 31, 2013.

In arriving at its decisions, the Board did not single out any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreement, Restated Advisory Agreement and Sub-Advisory Agreement, including the management fees, in light of all the surrounding circumstances.

OPPENHEIMER GLOBAL STRATEGIC INCOME FUND	131

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES;

UPDATES TO STATEMENTS OF INVESTMENTS    Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at http://www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

132	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

Financial Statements for Oppenheimer Global Strategic Income Fund (Cayman) Ltd. (the “Subsidiary”) for the Period Ended September 28, 2012
134	Statement of Assets and Liabilities

135	Statement of Operations

136	Statement of Changes in Net Assets

137	Notes to Financial Statements

142	Report of Independent Registered Public Accounting Firm

OPPENHEIMER GLOBAL STRATEGIC INCOME FUND (CAYMAN) LTD.	133

OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

(CAYMAN) LTD. (the  “SUBSIDIARY”)

STATEMENT OF ASSETS AND LIABILITIES    September 28, 20121

Assets
Cash	$1,469,786
Receivables and other assets:
Other	3,318
Total assets	1,473,104
Liabilities
Payables and other liabilities:
Auditing and other professional fees	24,996
Other	898
Total liabilities	25,894
Net Assets	$1,447,210
Composition of Net Assets
Par value of shares of beneficial interest	$150
Additional paid-in capital	1,499,850
Accumulated net investment loss	(52,790)
Net Assets—applicable to 15,000 shares of beneficial interest outstanding	$1,447,210
Net Asset Value, Redemption Price Per Share and Offering Price Per Share	$96.48

1. September 28, 2012 represents the last business day of the Fund’s 2012 fiscal year. See Note 1 of the accompanying Notes.

See accompanying Notes to Financial Statements.

134	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND (CAYMAN) LTD.

OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

(CAYMAN) LTD. (the  “SUBSIDIARY”)

STATEMENT OF OPERATIONS    For the Period Ended September 28, 20121,2

Expenses
Management fees	$9,443
Auditing and other professional fees	31,238
Directors’ compensation	9,220
Custodian fees and expenses	2,599
Other	290
Total expenses	52,790
Net Investment Loss	(52,790)
Net Decrease in Net Assets Resulting from Operations	$(52,790)

1. September 28, 2012 represents the last business day of the Fund’s 2012 fiscal period. See Note 1 of the accompanying Notes.

2. For the period from November 21, 2011 (commencement of operation) to September 28, 2012.

See accompanying Notes to Financial Statements.

OPPENHEIMER GLOBAL STRATEGIC INCOME FUND (CAYMAN) LTD.	135

OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

(CAYMAN) LTD. (the  “SUBSIDIARY”)

STATEMENT OF CHANGES IN NET ASSETS

Period Ended September 28, 2012[1,2]
Operations
Net investment loss	$(52,790)
Net decrease in net assets resulting from operations	(52,790)
Capital Transactions
Net increase in net assets resulting from capital transactions	1,500,000
Net Assets
Total increase	1,447,210
Beginning of period	—
End of period (including accumulated net investment loss of $52,790 for the period ended September 28, 2012)	$1,447,210

1. September 28, 2012 represents the last business day of the Fund’s 2012 fiscal period. See Note 1 of the accompanying Notes.

2. For the period from November 21, 2011 (commencement of operations) to September 28, 2012.

See accompanying Notes to Financial Statements.

136	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND (CAYMAN) LTD.

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies

Oppenheimer Global Strategic Income Fund (Cayman) Ltd. (the “Fund”) is organized as a Cayman Islands Company Limited by Shares. The Fund intends to carry on the business of an investment company and to acquire, invest in and hold by way of investment, sell and deal primarily in commodity-linked derivatives (including commodity futures, financial futures, options and swap contracts) and exchange traded funds (“ETF”). The Fund’s investment adviser is OppenheimerFunds, Inc. (the “Manager”). The Sub-Adviser is Oppenheimer Real Asset Management, Inc. (“ORAMI” or the “Sub-Adviser”), a wholly-owned subsidiary of the Manager. As of September 28, 2012, 100% of the Fund was owned by Oppenheimer Global Strategic Income Fund (“OGSIF”). The Manager is also the investment adviser of OGSIF. The Fund commenced operations on November 21, 2011.

The beneficial interest of each investor in the Fund is represented by units of participating shares. The Fund’s directors may further designate classes of participating shares and series within each class. As of September 28, 2012, the directors have not designated classes or series of outstanding participating shares. During the period ended September 28, 2012, all income, profits, losses and expenses, if any, of the Fund were allocated pro rata to all participating shares of the Fund. Issuance of additional participating shares is at the discretion of the Fund’s directors.

The following is a summary of significant accounting policies consistently followed by the Fund.

Fiscal Year End. The last day of the Fund’s fiscal year was the last day the New York Stock Exchange was open for trading. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

Income Taxes. The Fund has received an undertaking from the Government of the Cayman Islands exempting it from all local income, profits and capital gains taxes through September of 2030. No such taxes are levied in the Cayman Islands at the present time. The Fund is a Controlled Foreign Corporation under U.S. tax laws and as such is not subject to U.S. income tax. Therefore, the Fund is not required to record a tax provision.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, if any, are declared and paid annually from the Fund’s tax basis earnings and profits. Distributions are recorded on ex-dividend date.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian

OPPENHEIMER GLOBAL STRATEGIC INCOME FUND (CAYMAN) LTD.	137

NOTES TO FINANCIAL STATEMENTS    Continued

Custodian Fees Continued

account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Capital Transactions

The Fund has authorized 5,000,000 participating shares of $0.01 par value per share. The Fund issued 15,000 participating shares for $1,500,000 on November 21, 2011 in conjunction with OGSIF’s initial capitalization of the Fund. All subsequent capital contributions and withdrawals did not have participating shares associated with the transaction.

Capital transactions were as follows:

Period Ended September 28, 2012[1] Amount
Contributions	$1,500,000
Withdrawals	—

Net increase	$1,500,000

1. For the period from November 21, 2011 (commencement of operations) to September 28, 2012.

138	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND (CAYMAN) LTD.

3. Expenses

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $200 million	0.75%
Next $200 million	0.72
Next $200 million	0.69
Next $200 million	0.66
Next $200 million	0.60
Next $4 billion	0.50
Over $5 billion	0.48

Sub-Adviser Fees. The Manager retains the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser a fee in monthly installments, based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $200 million	0.375%
Next $200 million	0.360
Next $200 million	0.345
Next $200 million	0.330
Next $200 million	0.300
Next $4 billion	0.250
Over $5 billion	0.240

The Fund shall bear all fees and expenses related to the business and affairs of the Fund, including among others, directors’ fees, audit fees, custodian fees and expenses in connection with the purchase and sale of securities and other Fund assets.

Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein.

4. Financial Highlights

The following represents the total return of the Fund for the period ended September 28, 2012. Total return was calculated based upon the daily returns of the Fund during this period. The calculation has not been annualized for reporting purposes:

Period Ended September 28, 2012[1]	(3.52)%

The following represents certain financial ratios of the Fund for the periods noted. The computation of the net investment income and total expense ratios was based upon the daily net assets of the Fund during these periods. The calculations have been annualized for reporting purposes:

Ratios to average net assets:	Period Ended September 28, 2012[1]
Net investment loss	(4.18)%
Total expenses	4.18%

1. For the period from November 21, 2011 (commencement of operations) through September 28, 2012.

OPPENHEIMER GLOBAL STRATEGIC INCOME FUND (CAYMAN) LTD.	139

NOTES TO FINANCIAL STATEMENTS    Continued

5. Pending Litigation

Since 2009, a number of class action lawsuits have been pending in federal courts against OppenheimerFunds, Inc., the Fund’s investment advisor (the “Manager”), OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), and certain funds (but not including the Fund) advised by the Manager and distributed by the Distributor (the “Defendant Funds”). Several of these lawsuits also name as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raise claims under federal securities law and allege, among other things, that the disclosure documents of the respective Defendant Funds contained misrepresentations and omissions and that the respective Defendant Funds’ investment policies were not followed. The plaintiffs in these actions seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. The Defendant Funds’ Boards of Trustees have also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits.

Other class action and individual lawsuits have been filed since 2008 in various state and federal courts against the Manager and certain of its affiliates by investors seeking to recover investments they allegedly lost as a result of the “Ponzi” scheme run by Bernard L. Madoff and his firm, Bernard L. Madoff Investment Securities, LLC (“BLMIS”). Plaintiffs in these suits allege that they suffered losses as a result of their investments in several funds managed by an affiliate of the Manager and assert a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. Neither the Distributor, nor any of the Oppenheimer mutual funds, their independent trustees or directors are named as defendants in these lawsuits. None of the Oppenheimer mutual funds invested in any funds or accounts managed by Madoff or BLMIS. On February 28, 2011, a stipulation of partial settlement of three groups of consolidated putative class action lawsuits relating to these matters was filed in the U.S. District Court for the Southern District of New York. On August 19, 2011, the court entered an order and final judgment approving the settlement as fair, reasonable and adequate. In September 2011, certain parties filed notices of appeal from the court’s order approving the settlement. The settlement does not resolve other outstanding lawsuits against the Manager and its affiliates relating to BLMIS.

On April 16, 2010, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark IV Funding Limited (“AAArdvark IV”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark IV. Plaintiffs allege breach of contract against the defendants and seek compensatory damages, costs and disbursements, including attorney fees. On July 15, 2011, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark Funding Limited (“AAArdvark I”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark I. The complaint alleges breach of contract against the defendants and seeks compensatory

140	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND (CAYMAN) LTD.

damages, costs and disbursements, including attorney fees. On November 9, 2011, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark XS Funding Limited (“AAArdvark XS”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark XS. The complaint alleges breach of contract against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees.

The Manager believes the lawsuits and appeals described above are without legal merit and, with the exception of actions it has settled, is defending against them vigorously. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, the Manager believes that these suits should not impair the ability of the Manager or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer mutual funds.

6. Subsequent Events Evaluation

The Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through November 21, 2012, the date the financial statements were available to be issued. This evaluation determined that there are no subsequent events that necessitated disclosures and/or adjustments.

OPPENHEIMER GLOBAL STRATEGIC INCOME FUND (CAYMAN) LTD.	141

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders of Oppenheimer Global Strategic Income Fund (Cayman) Ltd.:

We have audited the accompanying statement of assets and liabilities of Oppenheimer Global Strategic Income Fund (Cayman) Ltd. as of September 28, 2012, and the related statements of operations and changes in net assets for the period from November 21, 2011 (commencement of operations) to September 28, 2012. These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Oppenheimer Global Strategic Income Fund (Cayman) Ltd. as of September 28, 2012, and the results of its operations and the changes in its net assets for the period from November 21, 2011 to September 28, 2012, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Denver, Colorado

November 21, 2012

142	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND (CAYMAN) LTD.

TRUSTEES AND OFFICERS BIOS    Unaudited

Name, Position(s) Held with the Fund, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

William L. Armstrong, Chairman of the Board of Trustees (since 2003), Trustee (since 1999) Age: 75	President, Colorado Christian University (since 2006); Chairman, Cherry Creek Mortgage Company (since 1991), Chairman, Centennial State Mortgage Company (since 1994), Chairman, The El Paso Mortgage Company (since 1993); Chairman, Ambassador Media Corporation (since 1984); Chairman, Broadway Ventures (since 1984); Director of Helmerich & Payne, Inc. (oil and gas drilling/production company) (since 1992), former Director of Campus Crusade for Christ (non-profit) (1991-2008); former Director, The Lynde and Harry Bradley Foundation, Inc. (non-profit organization) (2002-2006); former Chairman of: Transland Financial Services, Inc. (private mortgage banking company) (1997-2003), Great Frontier Insurance (1995-2000), Frontier Real Estate, Inc. (residential real estate brokerage) (1994-2000) and Frontier Title (title insurance agency) (1995-2000); former Director of the following: UNUMProvident (insurance company) (1991-2004), Storage Technology Corporation (computer equipment company) (1991-2003) and International Family Entertainment (television channel) (1992-1997); U.S. Senator (January 1979-January 1991). Oversees 36 portfolios in the OppenheimerFunds complex. Mr. Armstrong has served on the Boards of certain Oppenheimer funds since 1999, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Edward L. Cameron, Trustee (since 2000) Age: 74	Member of The Life Guard of Mount Vernon (George Washington historical site) (June 2000–June 2006); Partner of PricewaterhouseCoopers LLP (accounting firm) (July 1974-June 1999); Chairman of Price Waterhouse LLP Global Investment Management Industry Services Group (accounting firm) (July 1994-June 1998). Oversees 36 portfolios in the OppenheimerFunds complex. Mr. Cameron has served on the Boards of certain Oppenheimer funds since 1999, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Jon S. Fossel, Trustee (since 1990) Age: 70	Chairman of the Board (2006-December 2011) and Director (June 2002-December 2011) of UNUMProvident (insurance company); Director of Northwestern Energy Corp. (public utility corporation) (November 2004-December 2009); Director of P.R. Pharmaceuticals (October 1999-October 2003); Director of Rocky Mountain Elk Foundation (non-profit organization) (February 1998-February 2003 and February 2005-February 2007); Chairman and Director (until October 1996) and President and Chief Executive Officer (until October 1995) of the Manager; President, Chief Executive Officer and Director of the following: Oppenheimer Acquisition Corp. (“OAC”) (parent holding company of the Manager), Shareholders Services, Inc. and Shareholder Financial Services, Inc. (until October 1995). Oversees 36 portfolios in the OppenheimerFunds complex. Mr. Fossel has served on the Boards of certain Oppenheimer funds since 1990, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

OPPENHEIMER GLOBAL STRATEGIC INCOME FUND	143

TRUSTEES AND OFFICERS BIOS    Unaudited / Continued

Sam Freedman, Trustee (since 1996) Age: 71	Director of Colorado UpLIFT (charitable organization) (since September 1984). Mr. Freedman held several positions with the Manager and with subsidiary or affiliated companies of the Manager (until October 1994). Oversees 36 portfolios in the OppenheimerFunds complex. Mr. Freedman has served on the Boards of certain Oppenheimer funds since 1996, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Richard F. Grabish, Trustee (since 2012) Age: 64	Formerly Senior Vice President and Assistant Director of Sales and Marketing (March 1997-December 2007), Director (March 1987-December 2007) and Manager of Private Client Services (June 1985-June 2005) of A.G. Edwards & Sons, Inc. (broker/dealer and investment firm); Chairman and Chief Executive Officer of A.G. Edwards Trust Company, FSB (March 2001-December 2007); President and Vice Chairman of A.G. Edwards Trust Company, FSB (investment adviser) (April 1987-March 2001); President of A.G. Edwards Trust Company, FSB (investment adviser) (June 2005-December 2007). Oversees 36 portfolios in the OppenheimerFunds complex. Mr. Grabish has served on the Boards of certain Oppenheimer funds since 2001, during the course of which he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Beverly L. Hamilton, Trustee (since 2002) Age: 65	Trustee of Monterey Institute for International Studies (educational organization) (since February 2000); Board Member of Middlebury College (educational organization) (December 2005-June 2011); Chairman (since 2010) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); Director of The California Endowment (philanthropic organization) (April 2002-April 2008); Director (February 2002-2005) and Chairman of Trustees (2006-2007) of the Community Hospital of Monterey Peninsula; Director (October 1991-2005); Vice Chairman (2006-2009) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); President of ARCO Investment Management Company (February 1991-April 2000); Member of the investment committees of The Rockefeller Foundation (2001-2006) and The University of Michigan (since 2000); Advisor at Credit Suisse First Boston’s Sprout venture capital unit (venture capital fund) (1994-January 2005); Trustee of MassMutual Institutional Funds (investment company) (1996-June 2004); Trustee of MML Series Investment Fund (investment company) (April 1989-June 2004); Member of the investment committee of Hartford Hospital (2000-2003); and Advisor to Unilever (Holland) pension fund (2000-2003). Oversees 36 portfolios in the OppenheimerFunds complex. Ms. Hamilton has served on the Boards of certain Oppenheimer funds since 2002, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Victoria J. Herget, Trustee (since 2012) Age: 60	Independent Director of the First American Funds (mutual fund family) (2003-2011); former Managing Director (1993-2001), Principal (1985-1993), Vice President (1978-1985) and Assistant Vice President (1973-1978) of Zurich Scudder Investments (and its predecessor firms); Board Chair (2008-Present) and Director (2004-Present), United Educators (insurance company); Trustee (1992-2007), Chair of the Board of Trustees (1999-2007), Investment Committee Chair (1994-1999) and Investment Committee member (2007-2010) of Wellesley College; Trustee (since 2000) and Chair (since 2010), Newberry Library; Trustee, Mather LifeWays (since 2001); Trustee, BoardSource (2006-2009) and Chicago City Day School (1994-2005). Oversees 36 portfolios

144	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

Victoria J. Herget, Continued	in the OppenheimerFunds complex. Ms. Herget has served on the Boards of certain Oppenheimer funds since 2012, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Robert J. Malone, Trustee (since 2002) Age: 68	Board of Directors of Opera Colorado Foundation (non-profit organization) (since March 2008); Director of Jones Knowledge, Inc. (2006-2010); Director of Jones International University (educational organization) (since August 2005); Chairman, Chief Executive Officer and Director of Steele Street Bank & Trust (commercial banking) (since August 2003); Director of Colorado UpLIFT (charitable organization) (1986-2010); Trustee of the Gallagher Family Foundation (non-profit organization) (since 2000); Former Chairman of U.S. Bank-Colorado (subsidiary of U.S. Bancorp and formerly Colorado National Bank) (July 1996-April 1999); Director of Commercial Assets, Inc. (real estate investment trust) (1993-2000); Director of Jones Knowledge, Inc. (2001-July 2004); Director of U.S. Exploration, Inc. (oil and gas exploration) (1997-February 2004); Chairman of the Board (1991-1994) and Trustee (1985-1994) of Regis University; and Chairman of the Board (1990-1991) and Trustee (1984-1999) of Young Presidents Organization. Oversees 36 portfolios in the OppenheimerFunds complex. Mr. Malone has served on the Boards of certain Oppenheimer funds since 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

F. William Marshall, Jr., Trustee (since 2000) Age: 70	Trustee Emeritus of Worcester Polytech Institute (WPI) (private university) (since 2009); Trustee of MassMutual Select Funds (formerly MassMutual Institutional Funds) (investment company) (since 1996) and MML Series Investment Fund (investment company) (since 1996) and Mass Mutual Premier Funds (investment company) (since January 2012); President and Treasurer of the SIS Funds (private charitable fund) (January 1999-March 2011); Former Trustee of WPI (1985-2008); Former Chairman of the Board (2004-2006) and Former Chairman of the Investment Committee of WPI (1994-2008); Chairman of SIS & Family Bank, F.S.B. (formerly SIS Bank) (commercial bank) (January 1999-July 1999); Executive Vice President of Peoples Heritage Financial Group, Inc. (commercial bank) (January 1999-July 1999); and Former President and Chief Executive Officer of SIS Bancorp. (1993-1999). Oversees 40 portfolios in the OppenheimerFunds complex. Mr. Marshall has served on the Boards of certain Oppenheimer funds since 2000, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Karen L. Stuckey, Trustee (since 2012) Age: 59	Partner (1990-2012) of PricewaterhouseCoopers LLP (held various positions 1975-1990); Trustee (1992-2006) and member of Executive, Nominating and Audit Committees and Chair of Finance Committee of Lehigh University; and member, Women’s Investment Management Forum since inception. Oversees 36 portfolios in the OppenheimerFunds complex. Ms. Stuckey has served on the Boards of certain Oppenheimer funds since 2012, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

James D. Vaughn, Trustee (since 2012) Age: 67	Retired; former managing partner (1994-2001) of Denver office of Deloitte & Touche LLP, (held various positions 1969-1993); Trustee and Chairman of the Audit Committee of Schroder Funds (since 2003); Board member and

OPPENHEIMER GLOBAL STRATEGIC INCOME FUND	145

TRUSTEES AND OFFICERS BIOS    Unaudited / Continued

James D. Vaughn, Continued	Chairman of Audit Committee of AMG National Trust Bank (since 2005); Trustee, Audit Committee member and Investment Committee member, University of South Dakota Foundation (since 1996); Board member, Executive Committee Member, Audit Committee Member and past Board Chair, Junior Achievement (since 1993); former Board member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network. Oversees 36 portfolios in the OppenheimerFunds complex. Mr. Vaughn has served on the Boards of certain Oppenheimer funds since 2012, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.
INTERESTED TRUSTEE AND OFFICER	The address of Mr. Glavin is Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008. Mr. Glavin serves as a Trustee for an indefinite term, or until his resignation, retirement, death or removal and as an Officer for an indefinite term, or until his resignation, retirement, death or removal. Mr. Glavin is an Interested Trustee due to his positions with OppenheimerFunds, Inc. and its affiliates.

William F. Glavin, Jr., Trustee, President and Principal Executive Officer (since 2009) Age: 54	Chairman of the Manager (since December 2009); Chief Executive Officer and Director of the Manager (since January 2009); President of the Manager (since May 2009); Director of Oppenheimer Acquisition Corp. (“OAC”) (the Manager’s parent holding company) (since June 2009); Executive Vice President (March 2006-February 2009) and Chief Operating Officer (July 2007-February 2009) of Massachusetts Mutual Life Insurance Company (OAC’s parent company); Director (May 2004-March 2006) and Chief Operating Officer and Chief Compliance Officer (May 2004-January 2005), President (January 2005-March 2006) and Chief Executive Officer (June 2005-March 2006) of Babson Capital Management LLC; Director (March 2005-March 2006), President (May 2003-March 2006) and Chief Compliance Officer (July 2005-March 2006) of Babson Capital Securities, Inc. (a broker-dealer); President (May 2003-March 2006) of Babson Investment Company, Inc.; Director (May 2004-August 2006) of Babson Capital Europe Limited; Director (May 2004-October 2006) of Babson Capital Guernsey Limited; Director (May 2004-March 2006) of Babson Capital Management LLC; Non-Executive Director (March 2005-March 2007) of Baring Asset Management Limited; Director (February 2005-June 2006) Baring Pension Trustees Limited; Director and Treasurer (December 2003-November 2006) of Charter Oak Capital Management, Inc.; Director (May 2006-September 2006) of C.M. Benefit Insurance Company; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of C.M. Life Insurance Company; President (March 2006-May 2007) of MassMutual Assignment Company; Director (January 2005-December 2006), Deputy Chairman (March 2005-December 2006) and President (February 2005-March 2005) of MassMutual Holdings (Bermuda) Limited; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of MML Bay State Life Insurance Company; Chief Executive Officer and President (April 2007-January 2009) of MML Distributors, LLC; and Chairman (March 2006-December 2008) and Chief Executive Officer (May 2007-December 2008) of MML Investors Services, Inc. Oversees 62 portfolios as a Trustee/Director and 94 portfolios as an officer in the OppenheimerFunds complex.

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OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Messrs. Steinmetz, Memani, Gabinet and Mss. Zervos and Nasta, Two World Financial Center, 225 Liberty Street, New York, New York 10281-1008, for Messrs. Welsh, Vandehey and Wixted, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Arthur P. Steinmetz, Vice President (since 1989) Age: 53	Chief Investment Officer of the Manager (since October 2010); Executive Vice President of the Manager (since October 2009). Chief Investment Officer of Fixed-Income Investments of the Manager (April 2009-October 2010); Director of Fixed-Income Investments of the Manager (January 2009-April 2009) and a Senior Vice President of the Manager (March 1993-September 2009). A portfolio manager and an officer of 5 portfolios in the OppenheimerFunds complex.

Krishna Memani, Vice President (since 2009) Age: 52	Director of Fixed Income (since October 2010), Senior Vice President and Head of the Investment Grade Fixed Income Team of the Manager (since March 2009). Prior to joining the Manager, Managing Director and Head of the U.S. and European Credit Analyst Team at Deutsche Bank Securities (June 2006-January 2009); Chief Credit Strategist at Credit Suisse Securities (August 2002-March 2006); a Managing Director and Senior Portfolio Manager at Putnam Investments (September 1998-June 2002). A portfolio manager and an officer of 22 portfolios in the OppenheimerFunds complex.

Joseph Welsh, Vice President (since 2009) Age: 48	Head of the Manager’s High Yield Corporate Debt Team (since April 2009); Senior Vice President of the Manager (since May 2009); Vice President of the Manager (December 2000-April 2009); Assistant Vice President of the Manager (December 1996-November 2000); a high yield bond analyst of the Manager (January 1995-December 1996); a CFA. A portfolio manager and officer of 5 portfolios in the OppenheimerFunds complex.

Sara J. Zervos, Ph.D. Vice President (since 2010) Age: 43	Head of the Global Debt Team (since October 2010); Senior Vice President of the Manager (since January 2011); Vice President of the Manager (April 2008-December 2010). Prior to joining the Manager, a portfolio manager with Sailfish Capital Management (May 2007-February 2008) and a portfolio manager for emerging market debt at Dillon Read Capital Management and OTA Asset Management (June 2004-April 2007). A portfolio manager and officer of 4 portfolios in the OppenheimerFunds complex.

Arthur S. Gabinet, Secretary and Chief Legal Officer (since 2011) Age: 54	Executive Vice President (since May 2010) and General Counsel (since January 2011) of the Manager; General Counsel of the Distributor (since January 2011); General Counsel of Centennial Asset Management Corporation (since January 2011); Executive Vice President and General Counsel of HarbourView Asset Management Corporation (since January 2011); Assistant Secretary (since January 2011) and Director (since January 2011) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Vice President and Director of Oppenheimer Partnership Holdings, Inc. (since January 2011); Director of Oppenheimer Real Asset Management, Inc. (since January 2011); Executive Vice President and General Counsel of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since January 2011); Executive Vice President and General Counsel of OFI Private Investments, Inc. (since January 2011); Vice President of OppenheimerFunds Legacy Program (January 2011-January 2012); Executive Vice President and General Counsel of OFI Institutional Asset Management, Inc. (since January 2011); General Counsel, Asset Management of the Manager (May 2010-December 2010); Principal, The Vanguard Group (November 2005-April 2010); District Administrator, U.S. Securities and Exchange Commission (January 2003-October 2005). An officer of 94 portfolios in the OppenheimerFunds complex.

OPPENHEIMER GLOBAL STRATEGIC INCOME FUND	147

TRUSTEES AND OFFICERS BIOS    Unaudited / Continued

Christina M. Nasta, Vice President and Chief Business Officer (since 2011) Age: 39	Senior Vice President of the Manager (since July 2010); Vice President of the Manager (since January 2003); Vice President of OppenheimerFunds Distributor, Inc. (since January 2003). An officer of 94 portfolios in the OppenheimerFunds complex.

Mark S. Vandehey, Vice President and Chief Compliance Officer (since 2004) Age: 62	Senior Vice President and Chief Compliance Officer of the Manager (since March 2004); Chief Compliance Officer of OppenheimerFunds Distributor, Inc., Centennial Asset Management and Shareholder Services, Inc. (since March 2004); Vice President of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and Shareholder Services, Inc. (since June 1983). An officer of 94 portfolios in the OppenheimerFunds complex.

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer (since 1999) Age: 52	Senior Vice President of the Manager (since March 1999); Treasurer of the Manager and the following: HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., Oppenheimer Real Asset Management, Inc. and Oppenheimer Partnership Holdings, Inc. (March 1999-June 2008), OFI Private Investments, Inc. (March 2000-June 2008), OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (since November 2000), and OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (June 2003-January 2012); Treasurer and Chief Financial Officer of OFI Trust Company (trust company subsidiary of the Manager) (since May 2000); Assistant Treasurer of OAC (March 1999-June 2008). An officer of 94 portfolios in the OppenheimerFunds complex.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge, upon request, by calling 1.800.CALL OPP (225.5677).

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OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

Manager	OppenheimerFunds, Inc.
Distributor	OppenheimerFunds Distributor, Inc.
Transfer and Shareholder Servicing Agent	OppenheimerFunds Services
Independent Registered Public Accounting Firm	KPMG LLP
Counsel	K&L Gates LLP

©2012 OppenheimerFunds, Inc. All rights reserved.

OPPENHEIMER GLOBAL STRATEGIC INCOME FUND	149

PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

●	Applications or other forms
●	When you create a user ID and password for online account access
●	When you enroll in eDocs Direct, our electronic document delivery service
●	Your transactions with us, our affiliates or others
●	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited
●	When you set up challenge questions to reset your password online

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

We send your financial advisor (as designated by you) copies of confirmations, account statements and other documents reporting activity in your fund accounts. We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

150	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

PRIVACY POLICY NOTICE

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website.

As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.

●

All transactions, including redemptions, exchanges and purchases, are secured by SSL and 128-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.

●

Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.

●	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds Distributor, Inc., the trustee of OppenheimerFunds Individual Retirement Accounts (IRAs) and the custodian of the OppenheimerFunds 403(b)(7) tax sheltered custodial accounts. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated January 16, 2004. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about these privacy policies, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

OPPENHEIMER GLOBAL STRATEGIC INCOME FUND	151

Visit us at oppenheimerfunds.com for 24-hr access to account information and transactions or call us at 1.800.CALL OPP (1.800.225.5677) for 24-hr automated information and automated transactions. Representatives also available Mon-Fri 8am-8pm ET.

RA0230.001.0912 November 23, 2012

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the registrant has determined that F. William Marshall, Jr., the Chairman of the Board’s Audit Committee, is the audit committee financial expert and that Mr. Marshall is “independent” for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $59,700 in fiscal 2012 and $58,400 in fiscal 2011.

(b)	Audit-Related Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $7,200 in fiscal 2012 and $1,500 in fiscal 2011.

The principal accountant for the audit of the registrant’s annual financial statements billed $416,206 in fiscal 2012 and $153,900 in fiscal 2011 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: Internal control reviews, compliance procedures, GIPS attestation procedures, internal audit training, and surprise exams.

(c)	Tax Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $425 in fiscal 2012 and $6,700 in fiscal 2011.

The principal accountant for the audit of the registrant’s annual financial statements billed $359,124 in fiscal 2012 and no such fees in fiscal 2011 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: tax compliance, tax planning and tax advice. Tax compliance generally involves preparation of original and amended tax returns, claims for a refund and tax payment-planning services. Tax planning and tax advice includes assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d)	All Other Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2012 and no such fees in fiscal 2011.

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2012 and no such fees in fiscal 2011 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such fees would include the cost to the principal accountant of attending audit committee meetings and consultations regarding the registrant’s retirement plan with respect to its Trustees.

(e)	(1) During its regularly scheduled periodic meetings, the registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

Under applicable laws, pre-approval of non-audit services maybe waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to it principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

(2) 100%

(f)	Not applicable as less than 50%.

(g)	The principal accountant for the audit of the registrant’s annual financial statements billed $782,955 in fiscal 2012 and $162,100 in fiscal 2011 to the registrant and the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h)	The registrant’s audit committee of the board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

1.	The Fund’s Governance Committee (the “Committee”) will evaluate potential Board candidates to assess their qualifications. The Committee shall have the authority, upon approval of the Board, to retain an executive search firm to assist in this effort. The Committee may consider recommendations by business and personal contacts of current Board members and by executive search firms which the Committee may engage from time to time and may also consider shareholder recommendations. The Committee may consider the advice and recommendation of the Funds’ investment manager and its affiliates in making the selection.

2.	The Committee shall screen candidates for Board membership. The Committee has not established specific qualifications that it believes must be met by a trustee nominee. In evaluating trustee nominees, the Committee considers, among other things, an individual’s background, skills, and experience; whether the individual is an “interested person” as defined in the Investment Company Act of 1940; and whether the individual would be deemed an “audit committee financial expert” within the meaning of applicable SEC rules. The Committee also considers whether the individual’s background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the Board. There are no differences in the manner in which the Committee evaluates nominees for trustees based on whether the nominee is recommended by a shareholder.

3.	The Committee may consider nominations from shareholders for the Board at such times as the Committee meets to consider new nominees for the Board. The Committee shall have the sole discretion to determine the candidates to present to the Board and, in such cases where required, to shareholders. Recommendations for trustee nominees should, at a minimum, be accompanied by the following:

•	the name, address, and business, educational, and/or other pertinent background of the person being recommended;

•	a statement concerning whether the person is an “interested person” as defined in the Investment Company Act of 1940;

•	any other information that the Funds would be required to include in a proxy statement concerning the person if he or she was nominated; and

•	the name and address of the person submitting the recommendation and, if that person is a shareholder, the period for which that person held Fund shares.

The recommendation also can include any additional information which the person submitting it believes would assist the Committee in evaluating the recommendation.

4.	Shareholders should note that a person who owns securities issued by Massachusetts Mutual Life Insurance Company (the parent company of the Funds’ investment adviser) would be deemed an “interested person” under the Investment Company Act of 1940. In addition, certain other relationships with Massachusetts Mutual Life Insurance Company or its subsidiaries, with registered broker-dealers, or with the Funds’ outside legal counsel may cause a person to be deemed an “interested person.”

5.	Before the Committee decides to nominate an individual as a trustee, Committee members and other directors customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information which must be disclosed under SEC and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving as a trustee of a registered investment company.

Item 11. Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 9/28/2012, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Exhibit attached hereto.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Global Strategic Income Fund

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer

Date:	11/12/2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer

Date:	11/12/2012

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer

Date:	11/12/2012